Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

DBV TECHNOLOGIES S.A.

107 avenue de la République

92320 Chatillon

France

The undersigned, [acting in the name and on behalf of the investment funds it represents or advises listed hereafter,] (the “Subscriber”) hereby confirms its agreement with you as follows:

1.

This securities purchase agreement (the “Agreement”) is made as of the date set forth below between DBV Technologies S.A., a société anonyme organized under the laws of the French Republic, with a share capital of €10,285,626.30 consisting of 102,856,263 shares of €0.10 nominal value each and a registered office at 107 avenue de la République, 92320 Chatillon, France, registered with the Commerce and Companies Registry (Registre du commerce et des sociétés) of Nanterre under the number 441 772 522, the ordinary shares of which are listed on the regulated market of Euronext Paris (“Euronext”) – ISIN FR0010417345 and on the Nasdaq Capital Market (“Nasdaq”) in the form of American Depositary Shares (the “Company”), and the Subscriber.

2.

Pursuant to the 24th resolution adopted by the combined general meeting of shareholders on May 16, 2024, the decisions adopted by the Company’s board of directors dated March 27, 2025 and the decisions of the Chief Executive Officer (Directeur Général) dated March 27, 2025, the Company has decided to issue, without shareholders’ preferential subscription rights, to a specific category of beneficiaries, 34,090,004 shares with warrants attached (the “ABSAs”) and 71,005,656 pre-funded warrants to purchase up to 71,005,656 shares with warrants attached (the “PFW-BS-PFWs”).

Each ABSA consists of (i) one (1) ordinary share (each, a “New Share” and collectively, the “New Shares”) to which are attached (ii) one (1) warrant to subscribe initially one point seventy five (1.75) ordinary shares, at an exercise price of €0.01 per ABSA Warrant Share (as defined below) (the “Exercise Price”), including an issuance premium of €1.0136 (each, a “ABSA Warrant”), for a subscription price of €1.1136 per ABSA (the “Subscription Price”).

Each PFW-BS-PFW consists of (i) one (1) pre-funded warrant (each a “First Pre-Funded Warrant” and collectively, the “First Pre-Funded Warrants”) to subscribe initially for one (1) ordinary share and (ii) one warrant (each, a “BS Warrant”) to subscribe for one (1) pre-funded warrant (a “Second Pre-Funded Warrant”) allowing to subscribe initially for one point seventy five (1.75) ordinary shares per Second Pre-Funded Warrant, at the Exercise Price less €0.01 per First Pre-Funded Warrant, for a subscription price of €1.1036 per PFW-BS-PFW (the “Pre-Funded Subscription Price”).

The ordinary shares issued upon exercise of the ABSA Warrants are referred to, collectively, as the “ABSA Warrant Shares”.

The terms and conditions of the ABSA Warrants (the “Terms and Conditions of the ABSA Warrants”) are attached hereto as Exhibit A.

[The terms and conditions of the First Pre-Funded Warrants (the “Terms and Conditions of the First Pre-Funded Warrants”) are attached hereto as Exhibit B.

The terms and conditions of the BS Warrants (the “Terms and Conditions of the BS Warrants”) are attached hereto as Exhibit C.

The terms and conditions of the Second Pre-Funded Warrants (the “Terms and Conditions of the Second Pre-Funded Warrants”) are attached hereto as Exhibit D.]

The issuance of the New Shares will result in an immediate capital increase of €37,962,628.45 (divided into a nominal amount of €3,409,000.40 and a total issuance premium of €34,553,628.05) [and the issuance of the PFW-BS-PFWs will result in gross proceeds of €78,361,841.96], to be subscribed for by the Subscriber and the Other Subscribers (as defined in the Terms and Conditions for Subscription of [ABSAs]/[PFW-BS-PFWs], attached hereto as Annex I-A). The Company shall receive an aggregate amount equal to €116,324,470.41 representing (i) the aggregate Subscription Price for the ABSAs and (ii) the aggregate Pre-Funded Subscription Price for the PFW-BS-PFWs, from the Subscribers (as defined in the Terms and Conditions for Subscription of [ABSAs]/[PFW-BS-PFWs], attached hereto as Annex I-A).

3.

The New Shares, [the First Pre-Funded Warrants, the BS Warrants, the Second Pre-Funded Warrants, the new ordinary shares issuable upon exercise of the First Pre-Funded Warrants (collectively, the “First PFW Shares”), the new ordinary shares issuable upon exercise of the Second Pre-Funded Warrants (collectively, the “Second PFW Shares”)], the ABSA Warrants, and the ABSA Warrant Shares collectively are referred to herein as the “Securities”.

4.

The Company and the Subscriber agree that the Subscriber will subscribe for a number of [ABSAs]/[PFW-BS-PFWs] set forth below from the Company and, in turn, upon receipt of the aggregate amount set forth above, on the Closing Date (as defined in Annex I-A), the Company will issue such [ABSAs]/[PFW-BS-PFWs] to the Subscriber. The [ABSAs]/[PFW-BS-PFWs] shall be subscribed for pursuant to, and the manner of settlement shall be as set forth in, the Terms and

Conditions for Subscription of [ABSAs]/[PFW-BS-PFWs] attached hereto as Annex I-A and incorporated herein by reference as if fully set forth herein. It is specified that this Agreement comprises (i) the Terms and Conditions for Subscription of [ABSAs]/[PFW-BS-PFWs] attached hereto as Annex I-A, (ii) the Terms and Conditions of the ABSA Warrants attached hereto as Exhibit A[, (iii) the Terms and Conditions of the First Pre-Funded Warrants attached hereto as Exhibit B, (iv) the Terms and Conditions of the BS Warrants attached hereto as Exhibit C and (v) the Terms and Conditions of the Second Pre-Funded Warrants attached hereto as Exhibit D].

5.	Annex I-C to this Agreement sets forth the number of ABSAs or PFW-BS-PFWs, as applicable, to be acquired by the Subscriber and each Other Subscriber as of the Closing Date.

6.	The Company and the Subscriber agree that the Subscriber will subscribe, and the Company will issue to the Subscriber, the [ABSAs]/[PFW-BS-PFWs] as follows:

Number of [ABSAs]/[PFW-BS-PFWs] (please hand-write the following below: “good for commitment to subscribe for [(insert number of [ABSAs]/[PFW-BS-PFWs] subscribed in letters) (insert number of [ABSAs]/[PFW-BS-PFWs] subscribed in numbers)] [ABSAs]/[PFW-BS-PFWs].”) :

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

______________________

Subscription Price per ABSA [/ Pre-Funded Subscription Price per PFW-BS-PFWs] (including premium)1: €_______________________

Aggregate Subscription Price (including premium) to be paid by the Subscriber (the “Subscriber Aggregated Subscription Price”):

€________________________________________________________________________________________________

____________________

[1]	Which shall include, for the avoidance of doubt, €0.2028 (corresponding to USD 0.21875) per Warrant in order to comply with Nasdaq rules.

The Subscriber Aggregated Subscription Price will be paid in euros to the Company’s account opened in the books of Société Générale Securities Services (copied below) as set forth in Section 3.3 of Annex I-A.

[***]

We acknowledge that we received a copy of this Agreement, including the Annexes and Exhibits hereto.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Subscriber by signing in the space provided below for that purpose.

Dated as of: _______________, 2025

________________________________

SUBSCRIBER

By:

Print Name:

Title:

Address:

Please insert the following in case of execution of the Agreement by a management company on behalf of investment funds

Name(s) of the investment funds represented by the Subscriber and number of [ABSAs]/[PFW-BS-PFWs] subscribed by each of them:

for
[ABSAs]/[PFW-BS-PFWs]

for
[ABSAs]/[PFW-BS-PFWs]

for
[ABSAs]/[PFW-BS-PFWs]

for
[ABSAs]/[PFW-BS-PFWs]

Annexes and Exhibits:

•	Annex I-A: Terms and Conditions for the Subscription of the [ABSAs]/[PFW-BS-PFWs]

•	Annex I-B: Representations and Warranties of the Company

•	Annex I-C: Number of ABSAs or PFW-BS-PFWs, as applicable, to be acquired by the Subscribers

•	Exhibit A Terms and Conditions of the ABSA Warrants

•	[Exhibit B Terms and Conditions of the First Pre-Funded Warrants

•	Exhibit C Terms and Conditions of the BS Warrants

•	Exhibit D Terms and Conditions of the Second Pre-Funded Warrants]

•	Exhibit E Form of Notice

•	Exhibit F Registration Rights Agreement

•	Exhibit G Subscriber Questionnaire

[SUBSCRIPTION AGREEMENT SIGNATURE PAGE]

We acknowledge that we received a copy of this Agreement, including the Annexes and Exhibits hereto.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Subscriber by signing in the space provided below for that purpose.

Dated as of:

SUBSCRIBER

By:

Print Name:

Title:

Address:

Agreed and accepted ____________________, 2025:

DBV TECHNOLOGIES S.A.

By:
Name:
Title:

ANNEX I-A

TERMS AND CONDITIONS FOR SUBSCRIPTION OF THE [ABSAS]/[PFW-BS-PFWS]

1.	Authorization and Issue of the [ABSAs]/[PFW-BS-PFWs]

Subject to the terms and conditions of this Agreement, the Company has duly authorized the issue of [(i)] 34,090,004 ABSAs, each consisting of one (1) New Share and one (1) ABSA Warrant attached [and (ii) 71,005,656 PFW-BS-PFWs each consisting of one (1) First Pre-Funded Warrant and one (1) BS Warrant attached to purchase one (1) Second Pre-Funded Warrant] ([together,] the “Transaction”). Each ABSA Warrant shall entitle the Subscriber to subscribe to one point seventy five (1.75) ordinary shares.

[Subject to the Terms and Conditions of the First Pre-Funded Warrants, each First Pre-Funded Warrants shall entitle the Subscriber to subscribe for one (1) new ordinary share of the Company.]

[Subject to the Terms and Conditions of the Second Pre-Funded Warrants, each Second Pre-Funded Warrant shall entitle the Subscriber to subscribe for one point seventy five (1.75) new ordinary shares of the Company.]

2.	Agreement to Issue and Subscribe for the [ABSAs]/[PFW-BS-PFWs] – Placements Agents

2.1

The [ABSAs]/[PFW-BS-PFWs] are being or will be offered to a limited number of investors who have represented that they belong to the group of specified categories of investors under the provisions of Article L.225-138 of the French Commercial Code and that they are “accredited investors” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), who are either (i) “qualified institutional buyers” within the meaning of Rule 144A (“Rule 144A”) under the Securities Act or (ii) institutional “accredited investors” within the meaning of Rule 501(a) under the Securities Act, in each case pursuant to the exemption from registration under Regulation D of the Securities Act, and, if the investors are located in the European Union (including in France), that they qualify as “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017, as amended.

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2.2

At the Closing Date (as defined below), the Company will issue and sell to the Subscriber, and the Subscriber will subscribe, upon the terms and conditions set forth herein and in consideration for the payment of the Subscriber Aggregated Subscription Price therefor set forth in the Agreement, to the number of [ABSAs]/[PFW-BS-PFWs] set forth in the signature page of this Agreement to which these Terms and Conditions for Subscription of [ABSAs]/[PFW-BS-PFWs] are attached as Annex I-A, in consideration for the payment of the Subscriber Aggregated Subscription Price therefor set forth in the Agreement.

2.3

The Subscriber acknowledges that the Company intends to pay LifeSci Capital LLC and Van Lanschot Kempen N.V. (the “Placement Agents”) a fee in connection with the Transaction, pursuant to the engagement letters entered into by the Company with each Placement Agent. Furthermore, the Subscriber acknowledges that Titan Partners Group LLC, a division of American Capital Partners, LLC (the “Advisor”) is acting as a financial advisor to the Company in connection with the Transaction and will receive a fee in connection with services provided by it pursuant to an engagement letter with the Company.

2.4

All representations and warranties, covenants and agreements made or given by the Company to the Subscriber herein, and specifically as made or given in this Annex I-A, are also irrevocably made and given for the benefit of the Placement Agents and the Advisor, and the Placement Agents and the Advisor are entitled to rely on the same in connection with the Transaction.

2.5

The Company will enter into this same form of securities purchase agreement with the same economic terms and obligations with other investors (the “Other Subscribers”) in connection with the Transaction and will complete the issuance of ABSAs [and PFW-BS-PFWs] to such Other Subscribers on the terms set forth herein (the “Other Agreements”). No Other Agreement (or other agreements or understandings (including side letters) entered into in connection therewith or in connection with the issuance of ABSAs [and PFW-BS-PFWs]) shall have been amended, modified or waived in any manner related to the economic terms and conditions that benefits any Other Subscriber unless the Subscriber shall have been offered in writing the same economic benefits (other than terms particular to the legal or regulatory requirements of such Other Subscriber or its affiliates or related persons). The Subscriber and the Other Subscribers are hereinafter sometimes collectively referred to as the “Subscribers”.

3.	Closings and Delivery of the [ABSAs]/[PFW-BS-PFWs] and Funds

3.1	Closing

The time and date of closing shall be no later than 9:00 a.m. (Paris time), on April 7, 2025, on the date that is six (6) Business Days following the date of this Agreement, or such later date after such date (the “Closing Date”) as agreed by the Company and the Subscriber. For purposes of this Agreement, the term “Business Day” shall mean a weekday on which banks are open for general banking business in the United States and France.

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The Company has appointed Société Générale Securities Services as “banque centralisatrice” and “dépositaire” (the “Centralizing Bank”) to receive the subscriptions and payment of the Subscriber Aggregated Subscription Price and the Subscription Price [/and Pre-Funded Subscription Price] for the [ABSAs]/[and PFW-BS-PFWs] being subscribed by the Other Subscribers in accordance with Section 3.3 below.

3.2	Conditions to Closing

(a)	Conditions to the Company’s Obligations

At the Closing Date, the Company’s obligation to issue the [ABSAs]/[PFW-BS-PFWs] to each Subscriber will be subject to: (i) the receipt by the Centralizing Bank of the documentation necessary for the “know your customer” process, if necessary, (ii) the receipt in a dedicated augmentation de capital bank account opened at the Centralizing Bank, the details of which are set forth in the signature page of this Agreement of the aggregate amount equal to the Subscriber Aggregated Subscription Price and of the Subscription Price for the ABSAs [and the Pre-Funded Subscription Price for the PFW-BS-PFWs] being subscribed for by the Other Subscribers in an aggregate amount equal to €116,324,470.41 and (iii) the accuracy of the representations and warranties made by such Subscriber in Section 4 and the fulfillment of those undertakings of such Subscriber to be fulfilled prior to the Closing Date.

(b)	Conditions to Each Subscriber’s Obligations

At the Closing Date, the Subscriber’s obligation to subscribe for the [ABSAs]/[PFW-BS-PFWs] will be subject to (i) the receipt of a certified copy of (x) the minutes of the resolutions of the general meeting of shareholders held on May 16, 2024 approving the issuance of the [ABSAs]/[PFW-BS-PFWs] and (y) the decisions of the board of directors dated March 27, 2025, authorizing the issuance of the [ABSAs]/[PFW-BS-PFWs], the decisions of the Chief Executive Officer (Directeur Général) dated March 27, 2025 and the entry into this Agreement between the Company and the Subscribers, (ii) the accuracy of the representations and warranties of the Company contained in Section 5 below as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be accurate as of such specified date), (iii) delivery of the legal

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opinion of Cooley LLP, U.S. counsel to the Company, to the Subscriber that the issuance and sale of the [ABSAs]/[PFW-BS-PFWs] are exempt from the registration requirements of Section 5 of the Securities Act, (iv) the fulfillment of the undertakings of the Company to be fulfilled on or prior to the Closing Date, and (v) execution and delivery of the registration rights agreement, dated as of the date hereof, by and among the Company and the Subscribers, in substantially the form set forth on Exhibit [F] (the “Registration Rights Agreement”).

These conditions are to the benefit of the Subscribers which may decide to waive one or more of them, except for the conditions under paragraph 3.2(b)(iii) above, with the consent of the Subscribers representing more than 50% of the aggregate of all ABSAs [and PFW-BS-PFWs] to be subscribed (the “Waiver”), assessed based on the then outstanding obligation of each Subscriber regarding the subscription of ABSAs [and PFW-BS-PFWs]. The Waiver shall be notified by such Subscribers to the Company at the latest one (1) Business Day prior to the Closing Date. Upon receipt, the Company shall notify all Subscribers of the Waiver in accordance with Section 8.

In the event that the Company has not received an aggregate amount equal to €116,324,470.41 at the Closing Date, representing (i) the Subscriber Aggregated Subscription Price and (ii) the Subscription Price for the ABSAs and the Pre-Funded Subscription Price for the PFW-BS-PFWs, from the Other Subscribers, the Subscriber Aggregated Subscription Price shall be returned to the Subscriber within four (4) Business Days following the Closing Date and the Subscriber will have the right to terminate the Agreement, unless otherwise agreed by the Subscribers representing more than 50% of the aggregate of all ABSAs and PFW-BS-PFWs to be subscribed (excluding the ABSAs and PFW-BS-PFWs for which the Subscription Price or Pre-Funded Subscription Price has not been received in accordance with this paragraph) (the “Majority Decision”). The Majority Decision shall be notified by such Subscribers to the Company at the latest on the Closing Date. Upon receipt, the Company shall notify all Subscribers of the Majority Decision in accordance with Section 8.

(c)	Conditions to Either Party’s Performance

The Company’s and each Subscriber’s obligation to issue and subscribe for the ABSAs [and the PFW-BS-PFWs] will be subject to the following condition precedent: no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the subscription or issue of the ABSAs, the New Shares, [the PFW-BS-PFWs, the First PFW Shares, the Second PFW Shares] or the ABSA Warrant Shares.

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3.3	Delivery of the funds

No later than four (4) Business Days at 5:00 p.m. (Paris time) following date on which this Agreement is executed, each Subscriber shall wire transfer in Euros the Subscriber Aggregated Subscription Price, with value date on the Closing Date, to the “augmentation de capital” bank account opened in the books of the Centralizing Agent in the name of the Company, the details of which are set forth in the signature page of this Agreement, and shall notify (email being sufficient) the Company and the Centralizing Bank of (i) the account from which the Subscriber Aggregated Subscription Price will be wired to the account of the Company opened in the books of the Centralizing Bank, and (ii) the account opened in the name of the Subscriber and to which the [New Shares]/[ First Pre-Funded Warrants], the ABSA Warrants [and the BS Warrants] will be credited by the Centralizing Bank, including providing Euroclear instructions as appropriate. Such notification shall be effected using the Form of Notice set forth in Exhibit [E] hereto.

Prior to the Closing Date, the Company shall have furnished to the Subscribers such other further information, certificates and documents as the Subscribers may reasonably request for the purposes of subscribing for the [ABSAs]/[PFW-BS-PFWs]. Prior to the Closing Date, the Subscribers shall have furnished to the Company such other further information, certificates and documents as the Company may reasonably request for the purposes of issuing the [ABSAs]/[PFW-BS-PFWs].

By executing this Agreement, the Subscriber irrevocably instructs the Centralizing Bank to accept delivery of, the subscription monies from its settlement account to the “augmentation de capital” bank account opened at the Centralizing Bank in its books in the name of the Company upon notice from the Company to the Centralizing Bank, with a copy to the Subscriber, that (i) the conditions to the closing of the Transaction have been satisfied or waived and (ii) the entire aggregate subscription price for all the Other Subscribers have been received by the Centralizing Bank.

3.4	Delivery of [ABSAs]/[PFW-BS-PFWs]

On the Closing Date, subject to and upon receipt of the aggregate subscription amounts for the ABSAs [and PFW-BS-PFWs] from each Subscriber and the receipt by the Company of the depositary certificate (certificat du dépositaire des fonds) in accordance with Article L. 225-146 of the French Commercial Code from the Centralizing Bank confirming receipt of payment of the aggregate amount of the subscription monies for the New Shares subscribed by such Subscribers, the ABSAs [and the PFW-BS-PFWs] will be created and delivered to the account specified by each Subscriber pursuant to the Form of Notice set forth in Exhibit E hereto.

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On the Closing Date, the Company shall register, or cause to be registered by the Centralizing Bank, under the name of the Subscriber in bearer form (au porteur), the number of New Shares [, First Pre-Funded Warrants], ABSA Warrants [and BS Warrants] subscribed by the Subscriber.

4.	Representations, Warranties and Covenants of the Subscriber

4.1	The Subscriber represents and warrants to, and covenants with, the Company, each Placement Agent and the Advisor that:

(a)	The Subscriber:

(i)

is either, as provided by the 24th resolution adopted by the combined general meeting of shareholders of the Company of May 16, 2024, a (i) natural person or legal entity, including company, trust, investment fund or other investment vehicle, regardless of its form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sectors, and/or (ii) French or foreign company, institution or entity of any form, carrying out a significant portion of its business in the pharmaceutical, chemical, medical devices or technology sectors or conducting research in these areas; and/or (iii) French or foreign investment service provider, or any foreign establishment with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above or in connection with the implementation of an equity or bond financing line and, in this context, to subscribe for the securities issued; and

(ii)

is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act, who is either (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or (ii) an institutional “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act, and has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit [G], which the Subscriber represents and warrants is true, correct and complete; and

(iii)

if the Subscriber is located in the European Union (including in France), is a “qualified investor” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017, as amended;

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(b)

The Subscriber is knowledgeable, sophisticated and experienced in financial, business and international investment matters as to be capable of evaluating the merits and risks of purchasing the [ABSAs]/[PFW-BS-PFWs] and the Subscriber is experienced in investing in securities of this nature. The Subscriber has relied on its own independent examination and due diligence of the Company and its subsidiaries, the terms of the Transaction, the representations, warranties and covenants of the Company as disclosed below in Section 5, and the merits and risks involved. The Subscriber has: (i) made its own assessment, to its satisfaction, concerning legal, regulatory, tax, business and financial considerations in connection with the Transaction, (ii) had access to all publicly available information concerning the Company and its subsidiaries that it considers necessary or appropriate and sufficient in making an investment decision, (iii) reviewed such information as it believes are necessary or appropriate in connection with its purchase of the [ABSAs]/[PFW-BS-PFWs] and (iv) made its investment decision based solely upon its own judgement, due diligence and analysis, and the representations, warranties and covenants of the Company.

(c)

The Subscriber is acquiring its number of [ABSAs]/[PFW-BS-PFWs] set forth in the signature page of this Agreement for its own account for investment only and with no present intention of distributing any of such [ABSAs]/[PFW-BS-PFWs], or any arrangement or understanding with any other persons regarding the distribution of such [ABSAs]/[PFW-BS-PFWs]; provided however, that the Subscriber does not agree, or make any representation or warranty, to hold the [ABSAs]/[PFW-BS-PFWs], for any minimum or other specified term.

(d)

The Subscriber will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the [ABSAs]/[PFW-BS-PFWs], except in compliance with the laws of France regarding the offering of securities, Regulation (EU) No 596/2014 of 16 April 2014 on market abuse, the Securities Act, and applicable state securities laws and the respective rules and regulations promulgated thereunder.

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(e)

The Subscriber’s information on the signature page hereto may be used in connection with the admission to trading and listing of the New Shares on Euronext and with the registration of the Securities under the Securities Act pursuant to the Registration Rights Agreement and the information thereon is true and correct as of the date hereof and will be true and correct as of the Closing Date.

(f)	The Subscriber will notify the Company promptly if any of the representations, warranties or undertakings set forth in Section 4.1(a) through (e) become no longer true until the Closing Date.

(g)

The Subscriber has, in connection with its decision to purchase the number of [ABSAs]/[PFW-BS-PFWs] set forth in the signature page of this Agreement, relied only upon (i) information made available by the Company or its affiliates, directors, officers, employees, financial advisors, and agents (collectively, its “Representatives”) to the Subscriber, including without limitation, the representations and warranties contained in Annex I-B attached hereto, (ii) the universal registration document (document d’enregistrement universel) filed with the Autorité des marchés financiers (“AMF”) on March 8, 2024 under number D.24-0086 (the “Universal Registration Document”), (iii) the Company’s half-year financial report as of June 30, 2024, published on the Company’s website on July 30, 2024 (the “2024 Half-Year Financial Report”), (iv) a press release presenting the unaudited 2024 fiscal year financial results of the Company as of December 31, 2024, published on the Company’s website on March 24, 2025 (the “Unaudited 2024 Financial Results Press Release”), and (v) the SEC Filings (as defined below) (the SEC Filings together with the Universal Registration Document, the 2024 Half-Year Financial Report and the Unaudited 2024 Financial Results, the “Disclosure Materials”). The Subscriber acknowledges that certain Disclosure Materials, including those available on the Company’s website or elsewhere in the public domain, have been published only in French. The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the [ABSAs]/[PFW-BS-PFWs], and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of its entire investment.

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(h)

The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents or Advisor, any of their respective affiliates or any of their respective control persons, officers, directors and employees in making its investment or decision to invest in the Company. The Subscriber agrees that no Placement Agent or Advisor shall be liable to the Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them or have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Subscriber, the Company or any other person or entity), whether in contract, tort or otherwise, to the Subscriber, or to any person claiming through the Subscriber, in respect of the transactions contemplated by this Agreement. The Subscriber hereby acknowledges and agrees that (a) each Placement Agent is acting solely as the Company’s placement agent in connection with the transactions contemplated by this Agreement and neither the Placement Agent nor the Advisor is acting as an underwriter or in any other capacity and the Placement Agents and Advisor are not and shall not be construed as a fiduciary for the Subscriber, the Company or any other person or entity in connection with the transactions contemplated by this Agreement, (b) no Placement Agent or Advisor has made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the transactions contemplated by this Agreement, and (c) no Placement Agent or Advisor will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated by this Agreement or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the transactions contemplated by this Agreement. Neither the Placement Agents, the Advisor nor any of their respective affiliates have made or make any representation as to the quality or value of [ABSAs]/[PFW-BS-PFWs] and such Placement Agents, the Advisor and any of their respective affiliates may have acquired non-public information with respect to the Company which such Subscriber agrees need not be provided to it.

(i)

The Subscriber is able to bear the economic risk of loss of such investment, including the complete loss of such investment. The Subscriber further represents that it understands the limitations on transfer and restrictions on sales and other dispositions set forth in this Agreement.

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(j)

The Subscriber is not purchasing the [ABSAs]/[PFW-BS-PFWs], as a result of any advertisement, article, notice or other communication regarding the [ABSAs]/[PFW-BS-PFWs] published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the Subscriber’s knowledge, any other general solicitation or general advertisement.

4.2

The Subscriber further represents, warrants, acknowledges and agrees that, if the Subscriber is acting on behalf of investment funds or other legal entities managed or advised by it, the representations made under Section 4 shall also apply to each such fund or legal entity and the Subscriber shall further ensure compliance thereof by each such fund or entity in connection with the initial distribution of the [ABSAs]/[PFW-BS-PFWs].

4.3

The Subscriber acknowledges that there may be certain consequences under U.S. and other tax laws resulting from an investment in the [ABSAs]/[PFW-BS-PFWs] and will make such investigations and consult such tax and other advisors with respect thereto as they deem appropriate. The Subscriber understands that nothing in this Agreement or any other materials presented to it in connection with the subscription and sale of the [ABSAs]/[PFW-BS-PFWs] constitutes legal, tax or investment advice.

4.4

The Subscriber acknowledges that, prior to the execution and delivery of this Agreement to the Company, the Subscriber has had adequate time to review the Disclosure Materials prior to making its decision to purchase the [ABSAs]/[PFW-BS-PFWs], and has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Company. The Subscriber further acknowledges that any such information consisting of financial estimates, projected financial information and other forward-looking information provided by the Company or its affiliates or representatives is based on a number of assumptions and estimates that are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond the control of the Company, and that it is understood that such projections, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections may differ significantly from the projected results and that such difference may be material and that such projections are not a guarantee of financial performance.

I-A-10

4.5

The Subscriber acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction, including the Republic of France, which would permit a public offering of the [ABSAs]/[PFW-BS-PFWs] (other than to the Subscriber), or possession or distribution of offering materials in connection with the issue of the [ABSAs]/[PFW-BS-PFWs] in any jurisdiction where action for that purpose is required. The Subscriber will comply with all applicable laws and regulations in each jurisdiction in which it subscribes, offers, sells or delivers [ABSAs]/[PFW-BS-PFWs], or has in its possession or distributes any offering material, in all cases at its own expense.

4.6

The Subscriber further represents and warrants to, and covenants with, the Company that (a) it has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Subscriber enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.7

Neither the execution of this Agreement by the Subscriber nor the subscription of the [ABSAs]/[PFW-BS-PFWs] by the Subscriber violates or will violate (i) any provision of the articles of association (or equivalent constituent documents) of the Subscriber, (ii) any material applicable law or material regulation binding upon the Subscriber or its assets, (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Subscriber or any of its assets, (iv) the rules of any stock exchange as they apply to the Subscriber, and (v), any other material agreements to which the Subscriber is a party, in each case, with respect to clauses (i) – (v) of this Section 4.7, except to the extent that such violation would not reasonably be expected to materially impair or delay the Subscriber’s ability to perform its obligations under this Agreement.

4.8

The Subscriber acknowledges, covenants and agrees that (a) the issuance and sale of the [ABSAs]/[PFW-BS-PFWs] has not been registered under the Securities Act or registered or qualified under any state securities law, in reliance on exemptions therefrom, and therefore the [ABSAs]/[PFW-BS-PFWs], and all securities included therein or into which the [ABSAs]/[PFW-BS-PFWs] are convertible or exercisable, will be “restricted securities” within the meaning of Rule 144 under the Securities Act and (b) all such restricted securities described in clause (a) hereof cannot be resold or otherwise transferred unless

I-A-11

such resale or transfer is either registered under the Securities Act or is exempt from such registration pursuant to a valid exemption from the registration requirements of the Securities Act. To the extent the Subscriber intends to rely on an exemption from registration that results in such securities remaining “restricted securities” in the hands of the purchaser or transferee thereof, including without limitation Regulation S (as contemplated by Rule 905 thereof), the Subscriber will ensure that the restricted status of such securities as set forth is this Section 4.8 applies to such purchaser or transferee as if they were parties hereto. The Subscriber further understands that no public offering has been conducted in France with respect to the [ABSAs]/[PFW-BS-PFWs] and the [New Shares have not yet been approved for admission to trading or listed on Euronext]/[First Pre-Funded Warrants, BS Warrants and Second Pre-Funded Warrants will not be listed on Euronext or on any other stock exchange].

4.9

The Subscriber represents and warrants that the Subscriber Aggregated Subscription Price will not be derived from sources prohibited under programs administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury and that the operations of the Subscriber is in compliance with applicable financial record keeping and reporting requirements of the anti-money laundering laws and regulations of United States.

4.10	The Subscriber does not act “in concert” (within the meaning of Article L.233-10 of the French Commercial Code) with any Company’s shareholder or third party.

4.11

The Subscriber represents and warrants that it has not entered into any short sales (as defined in Rule 200 of Regulation SHO under the Exchange Act of 1934, as amended (the “Exchange Act”)), with respect to the Company’s securities since the Subscriber became aware of the Transaction and ending immediately prior to the execution of this Agreement. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the representation set forth in the first sentence of this Section 4.11 shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the [ABSAs]/[PFW-BS-PFWs].

4.12	The Subscriber’s offices in which the Subscriber’s investment decision with respect to the [ABSAs]/[PFW-BS-PFWs], was made are in the jurisdiction set forth in Section 8(b) of this Agreement.

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4.13	The Subscriber has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

4.14	The Subscriber undertakes that:

(a)

It will comply with any notification requirements to the AMF with respect to the subscription of the Securities (notably disclosure of threshold crossing and intent), which may be required to be made under any applicable law and the Company’s by-laws as well as any requirement in relation with foreign direct investment in France pursuant to the French Monetary and Financial Code and the French Decree (décret) no. 2020-892 of July 22, 2020 as lastly amended by the French Decree (décret) no. 2023-1293 of December 28, 2023 and ministry order (arrêté) of December 28, 2023, as amended from time to time and implementing regulation.

(b)

It will sign and execute such documents and take such actions as are necessary for the consummation of the subscription of the Securities to the Subscriber hereunder, pursuant to the terms and conditions of this Agreement.

(c)

Subject to a special report from the Company’s auditors without any qualification, it will vote in favor of the resolutions at a Company’s general meeting to be convened to approve the entry into the same form of securities purchase agreement with any Other Subscriber that would be qualified as a regulated agreement (convention réglementée) pursuant to Article L. 225-38 of the French Commercial Code.

5.	Representations, Warranties and Covenants of the Company

5.1	The Company represents and warrants to, and covenants with, the Subscriber that:

(a)

(A) The shareholders of the Company, at the combined general meeting of shareholders of May 16, 2024 waived their preferential subscription rights in favor of certain investors who are: (i) natural person(s) or legal entity(ies), including companies, trusts, investment funds or other investment vehicle(s), regardless of their form, under French or foreign law, investing on a regular basis in the pharmaceutical, biotechnological or medical technology sector, and/or (ii) French or foreign companies, institutions or entities of any form, carrying out a significant portion of their business in pharmaceutical, chemical, medical devices or technology sectors or conducting research in these areas; and/or (iii) French or foreign investment service provider(s), or any foreign establishment(s) with equivalent status, likely to guarantee the completion of an issue intended to be placed with the persons referred to in (i) and/or (ii) above or in connection with the implementation of an equity or bond financing line and, in this context, to subscribe for the securities issued, and (B) that, subject to Subscriber’s representations in Section 4.1(a) of this Agreement being true, the Subscriber falls within said category.

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(b)

The Company shall take all necessary action to cause the [New Shares]/[the First PFW Shares], upon the exercise of the ABSA Warrants, the ABSA Warrant Shares and upon the exercise of the Second Pre-Funded Warrants, the Second PFW Shares to be listed on Euronext and will cause the [New Shares]/[the First PFW Shares], the ABSA Warrant Shares [and the Second PFW Shares] to be approved for admission to trading and listed on Euronext [on or about the Closing Date for the New Shares]/[at the time of the issuance of the First PFW Shares and Second PFW Shares, as applicable] and at the time of the issuance of the ABSA Warrant Shares in accordance with the Terms and Conditions of the ABSA Warrants for the ABSA Warrant Shares [and the Terms and Conditions of the Second Pre-Funded Warrants for the Second PFW Shares]. The [ABSA Warrants / First Pre-Funded Warrants, BS Warrants and Second Pre-Funded Warrants] are not listed on Euronext or on any other stock exchange but are admitted to clearing on Euroclear France. The Company hereby agrees to use its best efforts to maintain the listing or quotation of the American Depositary Shares of the Company (“ADSs”) on the Principal Market (as defined below) on which the ordinary shares are currently listed.

(c)

As MPM Capital shall have the right to propose a candidate for one (1) director of the Company, the Company undertakes to have such proposed candidate put forward for consideration for appointment by the Company’s shareholders.

(d)

Until the ABSA Warrants are no longer outstanding, the Company will notify, as provided in Section 8 of this Agreement, the Subscribers promptly after publication by the Company of a press release announcing (i) that the ongoing VITESSE trial of VIASKIN peanut in 4-7 year old (NCT05741476) met the primary endpoint defined in the VITESSE study protocol and (ii) any suspension of the ability to exercise the ABSA Warrants in accordance with the Terms and Conditions of the ABSA Warrants.

I-A-14

(e)

To the best of its knowledge, the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Transaction, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale have taken any of the actions set forth in, and are not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

5.2

The representation and warranties of the Company attached hereto as Annex I-B may be relied upon by the Subscriber and the Subscriber shall be a beneficiary of such representations and warranties and shall be deemed to have accepted the benefit of such representations and warranties.

6.	Other Covenants

6.1

The Subscriber covenants that the [ABSAs]/[PFW-BS-PFWs] will only be sold, offered for sale, pledged, loaned, or otherwise disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of [New Shares]/[First Pre-Funded Warrants] other than pursuant to an effective registration statement or Rule 144, the Company may require the Subscriber to provide to the Company an opinion of counsel selected by the Subscriber, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

6.2	The Subscriber shall take no action to become a group such that any transactions contemplated by this Agreement would require shareholder approval prior to Closing.

6.3

The Subscriber shall not issue any press releases or any other public statements with respect to the Transaction contemplated hereby except as may be reviewed and approved by the Company; provided, however, that the Company shall be entitled, without the prior approval of any Subscribers, to make any press release or other public disclosure with respect to the Transaction contemplated hereby and publicly disclose therein the name of any Subscribers and any affiliate of any Subscribers to the extent necessary to comply with the requirements of the AMF regulation and guidelines.

I-A-15

6.4

By 9:00 a.m. (Paris time) on the Business Day immediately following the date this Agreement is executed, the Company shall issue a press release disclosing all material terms of the transactions contemplated by this Agreement (the “Press Release”). From and after the issuance of the Press Release, no Subscriber shall be in possession of any material nonpublic information and/or inside information received from the Company, its subsidiaries or any of their respective officers, directors, employees or agents (including the Placement Agents and the Advisor). In addition, the Company will make such other filings and notices in the manner and time required by the SEC, the AMF or Euronext. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, provide any Subscriber with any such material nonpublic information or insider information regarding the Company from and after the release of the Press Release without the express prior written consent of such Subscriber. Except as may otherwise be agreed with a given Subscriber, to the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that the Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The “Transaction Documents” refers to this Agreement and the Registration Rights Agreement.

6.5

The Company shall timely file a Form D with respect to the [ABSAs]/[PFW-BS-PFWs] as required under Regulation D of the Securities Act. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the [ABSAs]/[PFW-BS-PFWs] for, sale to the Subscriber at the Closing Date under applicable securities or “blue sky” laws of the states of the United States.

7.	Survival of Representations, Warranties and Agreements

Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Subscriber herein will survive the execution of this Agreement, the delivery to the Subscriber of the [ABSAs]/[PFW-BS-PFWs] being subscribed and the payment therefor.

8.	Notices

All notices, requests, consents and other communications hereunder will be in writing, will be sent by email, or mailed, or by International Federal Express, and will be deemed given (i) if delivered by International Federal Express, two (2) Business Days after so mailed, (ii) if delivered by email, upon delivery as long the sender does not receive an automated message from the recipient’s email server that the email cannot be delivered, and will be delivered as addressed as follows:

I-A-16

(a)	if to the Company, to:

DBV Technologies S.A.

10 Independence Blvd., Suite 302

Warren, New Jersey 07059 USA

Attention: [***]

Telephone: [***]

E-mail : [***]

(b)	if to the Subscriber, to:

[•]

9.	Changes

This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber.

10.	Headings

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

11.	Severability

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

12.	Governing Law and Jurisdiction

This Agreement will be governed by, and construed in accordance with, the laws of France. Any dispute or suit relating to the interpretation, validity and performance of this Agreement, or arising out of or as a consequence hereof, shall be subject to the exclusive jurisdiction of the Tribunal des activités économiques of Paris.

13.	Expenses

The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the Transaction contemplated hereby is consummated; it being understood that each of the Company and each Subscriber has relied on the advice of its own respective counsel.

I-A-17

14.	Fees and Stamp Taxes and ADS Conversion Assistance

The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable under French laws as a result of the signing of this Agreement or with respect to the deposit of the New Shares [, First PFW Shares, Second PFW Shares] or ABSA Warrant Shares for issuance of unrestricted ADSs. The Company shall pay all applicable fees and expenses of Citibank, N.A., as depositary, in connection with the deposit of the New Shares [, First PFW Shares, Second PFW Shares] or ABSA Warrant Shares for issuance of ADSs. After effectiveness of the Registration Statement (as defined in and pursuant to the Registration Rights Agreement), for purposes of the deposit of any New Shares [, First PFW Shares, Second PFW Shares] or ABSA Warrant Shares held by the Investor for issuance of freely tradeable ADSs, subject to the rules and regulations of the Securities Act, the Company shall use reasonable best efforts to: (a) request its counsel to submit a request, and if requested, an opinion, to the Company’s depositary, the corporate registrar, and transfer agent and all other applicable parties (as applicable, collectively “Agent”) to facilitate the conversion of such ordinary shares into freely tradeable ADSs, and (b) provide conversion approvals and instructions to the Agent and all other applicable parties (as applicable).

15.	Execution of Agreement

This Agreement has been executed in two originals, one for each party.

16.	Termination

Notwithstanding anything contained in this Agreement, the Subscriber, may, by notice to the Company in accordance with the provisions of Section 8 above, terminate this Agreement if, at any time on or before the Closing Date, any of the following events or circumstances has occurred:

(a).

there has been any material breach of, or any event rendering untrue or incorrect, in any material respect, any of the representations and warranties contained in Section 5 or any failure to perform any of the Company’s covenants, undertakings or agreements in this Agreement;

(b).	any of the conditions specified in Section 3.2(b) or (c) has not been satisfied or waived by the Subscribers;

I-A-18

(c).

there shall have been, since the date of this Agreement any material suspension or material limitation of trading on, or by, as the case may be, any of Euronext or the Nasdaq or any setting of minimum prices for trading on any such exchange, by any such exchange or by any other governmental authority having jurisdiction, which makes it, in the reasonable judgment of the Subscriber and after good faith consultation with the Company in advance, impracticable or impossible to proceed with the Transaction or the issue, sale or delivery of the [ABSAs]/[PFW-BS-PFWs], materially on the terms and in the manner contemplated in this Agreement.

17.	Waiver of Conflicts

Each party to this Agreement acknowledges that Cooley LLP, U.S. counsel for the Company, has in the past performed and may continue to perform legal services for the Subscriber and/or Other Subscribers in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Cooley LLP’s representation of the Subscriber and/or Other Subscribers in such unrelated matters and to Cooley LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

I-A-19

ANNEX I-B

REPRESENTATIONS AND WARRANTIES OF THE

COMPANY

(a)

Good Standing of the Company. The Company is duly constituted as a French public limited company (société anonyme) with a board of directors and registered with the Trade and Companies Registry of Nanterre under the unique identification number of 441 772 522. The Company exists validly, operates in all material respects in accordance with the laws and regulations that apply to it and has made all the filings, statements and registrations required by the competent authorities for the purpose of its activities. Each member of the board of directors (Conseil d’administration), the Chairman of the board of directors (Président du Conseil d’administration) and the Chief Executive Officer (Directeur Général) have been lawfully appointed or elected and are validly in office in accordance with the law and, perform their respective duties in compliance with French law and the Company’s by-laws (statuts) and internal regulations. The Subsidiary (as defined below) has been duly constituted under the laws of the State of Delaware. The Company and the Subsidiary are fully empowered to hold and use their assets.

(b)

Good Standing of Subsidiaries. DBV Technologies Inc., a Delaware corporation (the “Subsidiary”) is the Company’s only significant subsidiary (as defined under Rule 1-02 of Regulation S-X). Each of the Company and the Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized (to the extent the concept of “good standing” or such equivalent concept exists under the laws of such jurisdiction), with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Materials, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”) (to the extent the concepts of “due qualification” and/or “good standing” or such equivalent concepts exists under the laws of such jurisdiction). With respect to the Company and to the Subsidiary (a) no application to enter into a safeguard procedure (procédure de sauvegarde) has been made, (b) no application to enter into an accelerated safeguard procedure (procédure de

I-B-1

sauvegarde accelérée) has been made, (c) no application to enter into a conciliation procedure (procédure de conciliation) has been made, (d) no application for the transfer of whole of the business (cession totale de l’entreprise) has been made, (e) no notice of judicial reorganisation (redressement judiciaire), judicial liquidation (liquidation judiciaire) or voluntary liquidation (liquidation amiable) has been filed, (f) no conveyance, assignment or other arrangement for the benefit of, or enters into a composition with, its creditors has been made and (g) no proceedings under any applicable laws before a court having competent jurisdiction over the Company or such Subsidiary which has analogous effect to any of the proceedings referred to in this paragraph is commenced, threatened or pending.

(c)

Financial Statements. The audited consolidated historical financial statements, the unaudited condensed financial statements as of and for the six-months ended June 30, 2024 and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Disclosure Materials present fairly in all material respects the financial condition, results of operations, changes in shareholder’s equity and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and French laws and regulations, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). Such financial statements as of and for the six-months ended June 30, 2024 and the years ended December 31, 2023, 2022 and 2021 are in accordance with IFRS within the meaning of EC Regulation No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 as adopted from time to time by the European Commission in accordance with that Regulation and its interpretations promulgated by the IASB applied on a consistent basis throughout the periods involved (except as noted therein).

(d)

Independent Accountants. KPMG S.A. and Deloitte & Associés, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the unaudited and audited consolidated financial statements and schedules included directly or incorporated by reference in the Disclosure Materials are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and as required by the AMF General Regulations and under the professional rules of the “Compagnie Nationale des Commissaires aux Comptes.”

I-B-2

(e)

Authorization of the Transaction. The issuance of the [ABSAs]/[PFW-BS-PFWs] has been duly authorized by the Company pursuant to the 24th resolution adopted by the combined general meeting of shareholders of the Company on May 16, 2024 and the appropriate decisions of the board of directors of the Company dated March 27, 2025 and of the Chief Executive Officer (Directeur Général) dated March 27, 2025, and all ceilings applicable to these authorizations have been respected. Upon (i) payment of the aggregate subscription amounts for the ABSAs [and PFW-BS-PFWs] by all Subscribers in the manner contemplated by this Agreement and (ii) issuance of the depositary certificate (certificat du dépositaire) for the New Shares, the [ABSAs]/[PFW-BS-PFWs] will be duly and validly issued and fully paid. The shareholders of the Company have no preemptive or other rights to acquire the [ABSAs]/[PFW-BS-PFWs] other than preemptive rights (droits préférentiels de souscription) arising pursuant to the French Commercial Code which were validly waived in respect of such [ABSAs]/[PFW-BS-PFWs] by the above-mentioned resolution and there are no restrictions on transfers of the [ABSAs]/[PFW-BS-PFWs] under the laws of France or the statuts of the Company and at the time the [ABSAs]/[PFW-BS-PFWs] are issued and delivered to the Subscriber they will be free and clear from any other claim, lien, encumbrance, security interest, defect or right of any third party.

Upon payment of the aggregate subscription amounts by the relevant Subscribers for the ABSA Warrant Shares [, the First PFW Shares and the Second PFW Shares] in the manner contemplated by this Agreement, the ABSA Warrant Shares [, the First PFW Shares and the Second PFW Shares, as applicable] will be duly and validly issued and fully paid. At the Closing Date, there are no restrictions on transfers of the ABSA Warrant Shares [, the First PFW Shares and the Second PFW Shares] under the laws of France (except as may be provided in Section 4.14(a)) or the statuts of the Company. [This representation when made with respect to the First PFW Shares and the Second PFW Shares is only made to the benefit of a Subscriber who has subscribed PFW-BS-PFWs.]

(f)

Capitalization. The Company’s share capital is as disclosed in the Disclosure Materials; the ordinary shares composing the share capital of the Company and any outstanding ADSs as at the date hereof have been duly and validly authorized and issued and are fully paid, non-assessable and freely negotiable and have been issued in compliance with French law and, to the extent applicable, all United States federal, state and local securities laws; the holders of outstanding ordinary shares are not entitled to preemptive rights (droit préférentiel de souscription), priority rights (délai de priorité) or other similar

I-B-3

rights to subscribe for securities of the Company, except for any such rights as have been effectively waived or complied with; and, except as set forth in the Disclosure Materials, no options, warrants, preemptive rights, rights of first refusal or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, any share capital of or ownership interests in the Company are outstanding. All the outstanding shares of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of the Subsidiary are directly owned by the Company free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. As used herein with respect to the securities of the Company, “non-assessable” means that no present or future holder of ordinary shares will be subject to personal liability, by reason of being such a holder, for additional payments or calls for further funds by the Company or any other person after the issuance of the ordinary shares.

(g)

French Disclosure. All information and other disclosure materials made publicly available by the Company were, as of the date they were made publicly available, true, complete and accurate in all material respects, and complied with the requirements of applicable French law, including French securities law, the AMF regulation and guidelines, the Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017, as amended.

(h)

SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Filings prior to the expiration of any such extension. As of their respective dates, such SEC Filings complied as to form in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Securities and Exchange Commission (the “Commission”) with respect to any of the SEC Filings as of the date hereof.

I-B-4

(i)

Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Company has full power and capacity to enter into this Agreement, the execution and the completion of the obligations described in this Agreement; all the notices, authorizations and approvals necessary to proceed with the valid issuance of the [ABSAs]/[PFW-BS-PFWs] (and, for the sake of clarity, [the First Pre-Funded Warrants, the BS Warrants, the Second Pre-Funded Warrants and] the ABSA Warrants), and those necessary for execution by the Company of its obligations hereunder have been duly obtained and will remain in force on the Closing Date.

(j)

Corporate Purpose. The sale of the [ABSAs]/[PFW-BS-PFWs] pursuant to this Agreement are in the Company’s corporate interest and serving the Company’s corporate purpose (objet social) as set forth in the Company’s by-laws (statuts) or other constitutional documents and are on an arm’s-length basis between the Company, on the one hand, and the Placement Agents and any of their respective affiliates through which they may be acting, on the other.

(k)

Absence of Violations, Defaults and Conflicts. Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii), for such violation or default as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the issuance and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (A) the charter or by-laws of the Company or the Subsidiary, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties, except in the case of clause (B) and (C), as would not reasonably be expected to have a Material Adverse Effect on the Company’s ability to consummate the transactions contemplated hereby.

I-B-5

(l)

Absence of Labor Dispute. No labor problem or dispute with the employees of the Company or the Subsidiary exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiary’s principal suppliers, contractors or customers, that would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Materials.

(m)

Absence of Proceedings. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its or their property is pending or, to the knowledge of the Company, threatened that (i) would reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a Material Adverse Effect, except as set forth in or incorporated by reference into the Disclosure Materials.

(n)

Absence of Further Requirements. Excluding any filing required to be made under applicable law or regulation by the Company with the AMF in France, which has been made or will be made in a timely manner and except as set forth in this Agreement, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the performance by the Company of its obligations hereunder in respect of the Transaction or the issuance of the [ABSAs]/[PFW-BS-PFWs], except such as have already been obtained, and such as may be required under the Securities Act or the blue sky laws of any jurisdiction.

(o)

Possession of Licenses and Permits. The Company and the Subsidiary possess all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, except in each case, the lack of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and neither the Company nor the Subsidiary have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect except as set forth in or contemplated in the Disclosure Materials.

I-B-6

(p)

Compliance with Regulatory Laws. Except as described in the Disclosure Materials, as applicable, the Company and the Subsidiary (i) are and at all times have been in compliance with all applicable statutes, rules and regulations in the United States or any other jurisdiction applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product candidate under development, manufactured or distributed by the Company, including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the exclusion law (42 U.S.C. § 1320a-7), the statutes, the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, including, without limitation, the collection and reporting requirements, and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the VA Federal Supply Schedule (38 U.S.C. § 8126) or under any U.S. Department of Veterans Affairs agreement, and any successor government programs, and comparable state laws, regulations relating to Good Clinical Practices and Good Laboratory Practices and all other local, state, federal, national, supranational and foreign health care laws, manual provisions, policies and administrative guidance, in each case relating to the regulation of the Company or the Subsidiary (collectively, the “Applicable Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) have not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting non-compliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect; (iv) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable

I-B-7

Laws or Authorizations nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened; (v) have not received written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take action to materially limit, suspend, materially modify or revoke any Authorizations nor, to the Company’s knowledge, is any such limitation, suspension, modification or revocation threatened; (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission); and (vii) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(q)

Pre-Clinical and Clinical Studies. The nonclinical studies and clinical trials conducted by or on behalf of or sponsored by the Company or the Subsidiary, or in which the Company or the Subsidiary have participated, that are described in the Disclosure Materials or the results of which are referred to in the Disclosure Materials, as applicable, and are intended to be submitted to Regulatory Authorities (as defined below) as a basis for product approval, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and all applicable statutes, rules and regulations of the U.S. Food and Drug Administration (“FDA”) and comparable drug regulatory agencies outside of the United States (including the Agence Nationale de Securité et du Médicament) to which they are subject (collectively, the “Regulatory Authorities”), including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58, and 312, and Good Clinical Practices and Good Laboratory Practices; the descriptions in the Disclosure Materials of the results of such studies, tests and trials are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; the Company has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the Disclosure Materials; the Company and the Subsidiary have operated and are currently in compliance in all material respects with all applicable statutes, rules and regulations of the Regulatory Authorities; neither the Company nor the Subsidiary have received any written notices, correspondence or other communication from the Regulatory Authorities or any other governmental agency which could lead to the termination or suspension of any

I-B-8

nonclinical studies or clinical trials that are described in the Disclosure Materials or the results of which are referred to in the Disclosure Materials, other than ordinary course communications, and, to the Company’s knowledge, there are no reasonable grounds for same. Except as set forth in the Disclosure Materials, the Company possesses all licenses, certificates, permits and other authorizations (collectively, “Permits”) issued by, and has made all declarations and filings with, the applicable federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of its properties or the conduct of its businesses as described in the Disclosure Materials, or to permit all nonclinical studies and clinical trials conducted by or on behalf of the Company, including, without limitation, all necessary FDA and applicable foreign regulatory agency approvals; the Company is not in violation of, or in default under, any such Permit, except as set forth in or contemplated in the Disclosure Materials; and the Company has not received notice of any revocation or modification of any such Permit and does not have any reason to believe that any such Permit will not be renewed in the ordinary course, except as set forth in or contemplated in the Disclosure Materials. The Company (i) is, and at all times has been, in compliance with all Applicable Laws, and (ii) has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any Regulatory Authority alleging or asserting material non-compliance with (A) any Applicable Laws or (B) any Permits required by any such Applicable Laws. To the Company’s knowledge, the manufacturing facilities and operations of its suppliers are operated in compliance in all material respects with all applicable statutes, rules, regulations and policies of the Regulatory Authorities.

(r)	Title to Property. Each of the Company and the Subsidiary owns or leases all such properties as are necessary to the conduct of its operations as presently conducted in all material respects.

(s)

Possession of Intellectual Property. The Company and the Subsidiary own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed to be conducted in the Disclosure Materials. Except as set forth in the Disclosure Materials, (i) there are no rights of third parties to any such Intellectual Property, except any rights which have not had and are not reasonably likely to result in a Material Adverse Effect; (ii) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property; (iii) there is no

I-B-9

pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any fact which would form a reasonable basis for any such claim; (vi) to the Company’s knowledge, there is no patent or published patent application in the United States which contains claims that interfere with the issued or pending claims of any Intellectual Property described in the Disclosure Materials as being owned by or licensed to the Company; and (vii) there is no prior art of which the Company is aware that is reasonably likely to render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

(t)

Environmental Laws. The Company and the Subsidiary are (i) in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance in all material respects with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Materials. Except as set forth in the Disclosure Materials, neither the Company nor the Subsidiary have been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

I-B-10

(u)

Accounting Controls and Disclosure Controls. The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Such internal controls over financial reporting are effective at the reasonable assurance level and the Company is not aware of any material weakness in internal controls over financial reporting. The Company and its consolidated subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective at the reasonable assurance level.

(v)

Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(w)

Payment of Taxes. The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect or except as set forth in or contemplated in the Disclosure Materials) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect or except as set forth in or contemplated in the Disclosure Materials.

(x)

Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or the Subsidiary or its respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and

I-B-11

neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain coverage from insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Materials.

(y)

ERISA Compliance. To the knowledge of the Company and the Subsidiary, none of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan (as defined below), determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the U.S. Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other U.S. federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or the Subsidiary that would reasonably be expected to have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of U.S. federal law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or the Subsidiary that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or, to the knowledge of the Company and the Subsidiary, is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and the Subsidiary compared to the amount of such contributions made in the most recently completed fiscal year of the Company and the Subsidiary; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and the Subsidiary compared to the amount of such obligations in the most recently completed fiscal year of the Company and the Subsidiary; (iii) any event or condition giving rise to a liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or the Subsidiary related to their employment that would reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or the Subsidiary may have any liability.

(z)

Brokers. Except as otherwise disclosed in the engagement letters entered into by and among the Company and the Placement Agents, and the Company and the Advisor, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

I-B-12

(aa)

Investment Company Act. The Company is not, and after giving effect to the transactions contemplated by this Agreement, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(bb)

Absence of Manipulation. Neither the Company nor the Subsidiary have taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or European Union and French laws, stabilization or manipulation of the price of the shares or any security of the Company to facilitate the sale or resale of the shares of the Company.

(cc)

No Market Abuse. The Company has complied and complies with any and all applicable rules relating to market abuse (including insider trading) and has taken adequate measures and has adequate procedures in place in order to ensure such compliance, and the sale of the [ABSAs]/[PFW-BS-PFWs] and the consummation of the transactions contemplated by this Agreement will not constitute a violation by the Company of any applicable “insider dealing,” “insider trading” or similar legislation, and no person acting on its behalf has done any act or engaged in any course of conduct constituting such violation.

(dd)

Related-Party Transactions. There are no business relationships or related-party transactions, including conventions réglementées under Article L. 225-38 et seq. of the French Commercial Code, involving the Company or any of its subsidiaries or any other person required to be described in the Disclosure Materials that have not been described as required. All related party transactions described therein have been duly authorized and executed by the Company or one of its subsidiaries, as the case may be. Neither the Company nor any of its subsidiaries is engaged in any material transaction with their respective directors, officers, management shareholders or any other person, including persons formerly holding such positions, on terms that are not available from or to other parties on an arm’s-length basis.

(ee)

No Unlawful Payments. Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is aware of or has taken any action, directly or indirectly, that would reasonably be expected to result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, the rules

I-B-13

and regulations thereunder or the U.K. Bribery Act 2010, and Articles 432-11 et seq., 433-1 and 433-2, 433-22 to 433-25, 435-1 et seq. and 445-1 et seq. of the French Criminal Code or similar law of any other relevant jurisdiction (“Anti-Corruption Laws”); and neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is aware of or has taken any action, directly or indirectly, that would reasonably be expected to result in a sanction for violation by such persons of the Anti-Corruption Laws; and prohibition of noncompliance therewith is covered by the codes of conduct or other procedures instituted and maintained by the Company and the Subsidiary. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Anti-Corruption Laws is pending or, to the knowledge of the Company, threatened. Neither the Company nor the Subsidiary will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ff)

Compliance with Anti-Money Laundering Laws. The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(gg)

No Conflicts with Sanctions Laws. Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary (i) is currently the subject of any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, the United Kingdom (including sanctions administered or controlled by His Majesty’s Treasury) or France (including sanctions administered or controlled by the French Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons”) or (ii) will, directly or indirectly, use the proceeds of the offering and sale of the [ABSAs]/[PFW-BS-

I-B-14

PFWs], or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any applicable Sanctions by, or would reasonably be expected to result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as an underwriter, advisor, investor or otherwise). Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (including, but not limited to, the Crimea Region and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine (or any other Covered Region of Ukraine identified pursuant to Executive Order 14065), the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Neither the Company nor the Subsidiary have engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding ten years, nor does the Company or the Subsidiary have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

(hh)

Lending Relationship. Except as disclosed in the Disclosure Materials, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Placement Agents or the Advisor and (ii) does not intend to use any of the proceeds from the sale of the [ABSAs]/[PFW-BS-PFWs] to repay any outstanding debt owed to any affiliate of the Placement Agents or the Advisor.

(ii)

No Immunity. Neither the Company nor the Subsidiary nor any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise).

(jj)	No Marketing Approval. None of the Company’s product candidates have received marketing approval from any Regulatory Authority.

I-B-15

(kk)

Cybersecurity. Except as disclosed in the Disclosure Materials, (x) to the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s or the Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third-party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiary have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; (ii) the Company and the Subsidiary have taken all commercially reasonable measures to comply with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data, or to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and (iii) the Company has implemented backup and disaster recovery technology consistent with generally accepted industry standards and practices for companies of a similar size and stage of development.

(ll)

Privacy. The Company and the Subsidiary are, and at all times have been, in compliance with all applicable data privacy and security laws and regulations, including Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 (collectively, the “Privacy Laws”), except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiary have at all times made all material disclosures to users or customers required by Privacy Laws, and such disclosures have been accurate in all material respects and not in violation of any Privacy Law. To the knowledge of the Company, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach or violation of any Privacy Laws. The Company and the Subsidiary (i) have not received written notice from any governmental authority of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (ii) are not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law, and (iii) are not a party to any order or decree that imposes any obligation or liability under any Privacy Law.

I-B-16

(mm)

Stock Exchange Listing. The Company’s ordinary shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the ADSs are listed on the Nasdaq or such other national securities exchange on which the ADSs are then listed (the “Principal Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the ordinary shares under the Exchange Act or delisting the ADSs from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market and of Euronext. The ordinary shares are currently eligible for electronic transfer through the DTC or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer.

(nn)

No Unlawful Contributions or Other Payments. Neither the Company nor the Subsidiary nor, to the best of the Company’s knowledge, any employee or agent of the Company or the Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Disclosure Materials.

(oo)

Duties, Transfer Taxes, Etc. No transaction, stamp, documentary, capital, issuance, registration, transfer, (including, for the avoidance of doubt, financial transaction tax as set out in Article 235 ter ZD of the French Tax Code) are payable by or on behalf of the Placement Agents or the Advisor, the Company or the Subsidiary in France or to any taxing authority thereof or therein in connection with (i) the issuance, sale and delivery of the [ABSAs]/[PFW-BS-PFWs] by the Company; (ii) the transfer of the [ABSAs]/[PFW-BS-PFWs] by the Placement Agents or the Advisor; or (iii) the execution, delivery and performance of this Agreement or any other document to be furnished hereunder.

(pp)

Private Placement. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 4.1, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(qq)

No General Solicitation. Neither the Company nor any person acting on behalf of the Company (including the Placement Agents and the Advisor) has offered or sold any of the Securities by any form of general solicitation or general advertising.

I-B-17

(rr)

PFIC Reporting. Following the Closing Date, the Company shall make an annual determination whether the Company will be classified as a “passive foreign investment company” within the meaning of Section 1297 of the Internal Revenue Code (a “PFIC”) and promptly inform the Subscriber of such determination, provided that each Subscriber will be deemed to be so informed pursuant to this Section if the Company includes such determination on its website or in its Annual Report on Form 10-K or other public filing with the Commission. The Company shall promptly provide to the Subscriber any information that the Subscriber reasonably request in order for the Subscriber to (i) verify the determinations made pursuant to this Section in connection with an audit or otherwise, (ii) comply with their federal, state, or local tax return filing and information reporting obligations and (iii) make and maintain a “qualified electing fund” election (as defined in the Internal Revenue Code) with respect to the Company as a result of the Company being classified as a PFIC, provided that the Company may provide such information on its website.

I-B-18

ANNEX I-C

NUMBER OF ABSAS OR PFW-BS-PFWS, AS

APPLICABLE, TO BE ACQUIRED BY THE

SUBSCRIBERS

[***]

I-C-1

EXHIBIT A

TERMS AND CONDITIONS OF THE ABSA WARRANTS

NEITHER THE ABSA WARRANTS NOR THE ABSA WARRANT SHARES INTO WHICH THESE ABSA WARRANTS ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, UNTIL THE ABSA WARRANTS AND THE ABSA WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS OF THE ABSA WARRANTS

THESE TERMS AND CONDITIONS OF THE ABSA WARRANTS DO NOT CONSTITUTE A CERTIFICATE REPRESENTING THE ABSA WARRANTS. IN ACCORDANCE WITH FRENCH LAW, THE ABSA WARRANTS ARE FULLY DEMATERIALIZED.

DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros 10,285,886.80 and having its registered office at 107 avenue de la République, 92320 Châtillon (the “Company”), hereby issues by decisions of the Board of Directors and, upon subdelegation, of the Chief Executive Officer (Directeur Général) acting pursuant to the power delegated by the Company’s shareholders at the general meeting held on May 16, 2024, in its 24th resolution, to the Investors named in the Subscription Agreements (as defined herein) and in accordance with the terms thereof, on the Issue Date, an aggregate of 71,005,656 PFW-BS-PFWs (as defined herein) and an aggregate of 34,090,004 units (the “ABSAs”), each ABSA consisting of (i) one ordinary share of the Company, with a nominal value of €0.10 per share, and (ii) one warrant (an “ABSA Warrant”) to subscribe initially one point seventy five (1.75) Shares per ABSA Warrant Share (each an “ABSA Warrant Share”) at such exercise price and otherwise on such terms and conditions as are set out herein (the “Terms and Conditions of the ABSA Warrants” or the “Conditions”). The Warrants shall not be admitted to trading on any stock exchange or trading market. The ABSA Warrants shall be admitted to the operations of Euroclear France SA. Each one (1) ABSA Warrant is exercisable initially for one point seventy five (1.75) Shares (the “Exercise Ratio”) for a price per ABSA Warrant equal to €1.5939 (the “Exercise Price”).

1.	Interpretation

For the purposes of these Conditions, unless the context otherwise requires, the following words shall have the meaning set out opposite them:

“ABSAs”	has the meaning given in the introduction;

“ABSA Warrant”	has the meaning given in the introduction;

“ABSA Warrant Share”	has the meaning given in the introduction;

“Admission”	means admission to trading on the Trading Market, and the terms “Admit” and “Admitted” shall be construed accordingly;

“Aggregate Exercise Price”	has the meaning given in Condition 2(c);

“Business Day”	means a weekday, other than a Saturday, Sunday, U.S. federal holiday or a day on which banks in Paris, France or The City of New York are authorized or required by law to be closed to the public;

“Company”	has the meaning given in the introduction;

“Euroclear France”	has the meaning given in Condition 6;

“Euronext Paris”	means the regulated market of Euronext Paris S.A. (or any successor thereto) in Paris;

“Exercise Date”	means (i) in relation to any exercise of these ABSA Warrants which occurs during the period from and including the VITESSE Positive Results to and including the last day of the Exercise Period, the last day of the Exercise Period and (ii) in relation to any other exercise of these ABSA Warrants, the Request Date;

“Exercise Notice”	has the meaning given in Condition 2(c);

“Exercise Period”	has the meaning given in Condition 2(a);

“Exercise Price”	has the meaning given in the introduction;

“Exercise Ratio”	has the meaning given in the introduction;

“Exercised Shares”	has the meaning given in Appendix A;

“Exercised Shares Delivery Date”	has the meaning given in Condition 2(e);

“French Commercial Code”	means the French Code de Commerce;

“French Monetary and Financial Code”	means the French Code monétaire et financier;

“Holder”	means any Person who has title to these ABSA Warrants;

“Investor”	means the investor(s) purchasing ABSA Warrants pursuant to the Subscription Agreements;

“Issue Date”	means the date of issue of these ABSA Warrants, being on or about April 7, 2025;

“Person(s)”	means an individual or a corporation, a general or limited partnership, a trust, an incorporated or unincorporated association, a joint venture, a limited liability company, a limited liability partnership, a joint stock company, a government (or any agency or political subdivision thereof) or any other entity of any kind;

“PFW-BS-PFWs”	has the meaning ascribed to this term in the Subscription Agreement;

“Record Date”	means, in respect of any transaction giving rise to an adjustment of the Exercise Ratio pursuant this Condition 5(a) or Condition 10, (i) the date on which the ownership of the Shares is established so as to determine which holder of Shares are the beneficiaries of a given transaction or may take part in a transaction and, in particular, to which holder of Shares, a dividend, a distribution or an allocation, announced or voted as of this date or announced or voted prior to this date, should be paid, delivered, or completed; or (ii) (if such a date cannot be determined as provided in (i) above in the case of a transaction pursuant to paragraph 9 of Condition 5(a)) such date as is determined in good faith to be appropriate by an Independent Expert;

“Registrar”	means the registrar of the ABSA Warrants on behalf of the Company from time to time as specified in writing by the Company to the Holders of the ABSA Warrants and, as of the Issue Date, currently Société Générale Securities Services;

“Request Date”	means, in relation to any exercise of these ABSA Warrants, the date on which the Aggregate Exercise Price for the ABSA Warrants is received by the Registrar, together with a copy of a duly completed Exercise Notice in accordance with Conditions 2(c) and 2(d);

“Shares”	means the ordinary shares with a nominal value of (as at the Issue Date) Euro 0.10 each in the share capital of the Company;

“Subscription Agreement”	means each of the securities purchase agreements dated March 27, 2025 by and between the Company and each of the Investors thereto pursuant to which the ABSAs and the PFW-BS-PFWs are issued by the Company and purchased by the Investors;

“Terms and Conditions of the ABSA Warrants”	has the meaning given in the introduction;

“Trading Day”	means any day (other than a Saturday or Sunday) on which the Shares are traded on the Trading Market in respect thereof, other than a day on which such trading ceases prior to the usual closing time, whether such cessation is scheduled (as it is often the case regarding trading on Euronext Paris on 24 and 31 December) or unscheduled;

“Trading Market”	means (i) Euronext Paris, or (ii) if the Shares (or, as applicable, any other securities referred to in Condition 5(a)) are no longer admitted to trading on Euronext Paris at the relevant time, the principal stock exchange or market on which the Shares (or, as applicable, such other securities) are admitted to trading at such time;

“Transaction”	has the meaning given in Condition 5(a);

“VITESSE Positive Results”	means the publication by the Company of a press release announcing that the ongoing VITESSE trial of VIASKIN peanut in 4-7 year old (NCT05741476) met the primary endpoint defined in the VITESSE study protocol, it being specified that (i) the primary measure of treatment effect will be the difference in response rates at Month 12 between active and placebo treatment groups, (ii) the primary analysis will be based on a 2-sided confidence interval (“CI”) for the difference in response rates and (iii) the primary analysis must be positive according to the success criterion (lower bound of the 2-sided 95% CI of the difference in response rates ≥15%); and

“VWAP”	means, in respect of the Share or other security, on any Trading Day, the volume-weighted average price of such Share or other security on such day on the Trading Market as published by or derived from Bloomberg page HP (or any successor page) (setting “PR094 VWAP (Vol Weighted Average Price)”, or any successor setting) in respect of such Share or other security for such Trading Market (such page being as at the Issue Date of the ABSA Warrants, in the case of the Share, DBV FP Equity HP), provided that in the case of a VWAP to be observed over a period comprising several Trading Days, such VWAP shall be equal to the volume-weighted average of the relevant daily VWAPs (the daily volumes to be used for the purpose of determining such weighted average being the volumes as published on such Bloomberg page HP (or any successor page), setting “VWAP Volume” (or any successor setting)), as determined by the Calculation Agent.

Condition headings are included for the convenience of the parties only and do not affect the interpretation of the ABSA Warrants.

2.	Exercise

(a)	Exercise Period

Subject to the conditions and limitations specifically provided herein, the ABSA Warrants may be exercised by their Holder, in whole or (subject always to exercising a whole number of ABSA Warrants) in part, in one or more instances, for cash, at any time and from time to time on any Business Day during the period commencing on (and including) the Issue Date to (and including) the earlier of (i) April 7, 2027 and (ii) 30 days following the VITESSE Positive Results (as may be extended pursuant to Condition 9, the “Exercise Period”).

Any ABSA Warrant which has not been exercised on or prior to the last day of the Exercise Period shall become null and void and the rights of the Holder to exercise such ABSA Warrant shall lapse.

The Company will notify, without delay, the Holders of the occurrence of the VITESSE Positive Results pursuant to Condition 13.

(b)	Exercise Price

Subject to any adjustment to the Exercise Ratio as provided in Condition 5 (or, as the case may be, Condition 10), each one (1) ABSA Warrant is exercisable for one point seventy five (1.75) ABSA Warrant Shares at a price per ABSA Warrant equal to the Exercise Price.

(c)	Terms of exercise

In order to exercise the ABSA Warrants, the Holder through its intermediary shall at any time during the Exercise Period (i) send by email to the Registrar [***], a notice, with a copy to the Calculation Agent, to the attention of the Calculation Agency Team [***], and the Company, to the attention of the [***] or such other Company representatives as identified by the Company, in the form of the exercise notice (bulletin de souscription) set forth in Appendix A (each an “Exercise Notice”), of the Holder’s election to exercise the ABSA Warrants, which Exercise Notice shall specify the number of ABSA Warrants to be exercised (for the number of ABSA Warrant Shares as determined by the Calculation Agent pursuant to Condition 4), and (ii) within two (2) Business Days of the sending of the Exercise Notice, make payment to the Registrar for the account of the Company of an amount equal to the product (rounded up to the nearest whole multiple of €0.01) of (i) the Exercise Price and (ii) the number of ABSA Warrants being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds in Euros as set forth in Condition 2(e) below. If the Exercise Notice or, as the case may be, the Aggregate Exercise Price is received by the Registrar on a day which is not a Business Day or after 5.00 p.m., Paris time on any Business Day, such Exercise Notice or, as the case may be, the Aggregate Exercise Price shall be deemed to have been received by the Registrar on the immediately following Business Day. For the avoidance of doubt, the Holder may exercise some or all of its ABSA Warrants in one or several times within the Exercise Period, it being specified that each ABSA Warrant shall be exercised only once. No ink-original Exercise Notice shall be required, nor shall any type of guarantee or notarization of any Exercise Notice be required. The Aggregate Exercise Price shall be paid no later than two (2) Business Days of the sending of the Exercise Notice.

(d)	Confirmation of Exercise

Upon receipt by the Registrar of an Exercise Notice and the corresponding Aggregate Exercise Price in accordance with Condition 2(c), the Registrar shall as soon as practicable, but in no event later than 5:00 p.m. Paris time, on the second Business Day immediately following the Exercise Date, send, by facsimile transmission or by email, with a copy to the Company and the Calculation Agent, a confirmation of receipt of such Aggregate Exercise Price (if applicable) and Exercise Notice in the form of the notice at Appendix B to the Holder through its intermediary.

(e)	Issue of ABSA Warrant Shares Upon Exercise

In the event of any exercise of the rights represented by the ABSA Warrants in accordance with Condition 2(c), the Company shall allot and issue to the Holder the ABSA Warrant Shares to which the Holder thereby becomes entitled on or with effect from the Exercise Date. In such event, the Company shall cause the Registrar to, on or before the fourth Business Day following the Exercise Date (the “Exercised Shares Delivery Date”), credit such aggregate number of ABSA Warrant Shares to which the Holder shall be entitled to and as notified in the Exercise Notice (i) to the Holder’s securities account opened in the name of the Holder with the Registrar or (ii) to the Holder’s securities account opened in the name of the Holder with any other financial intermediary and indicated in the Exercise Notice. Notwithstanding the foregoing, with respect to any Exercise Notice delivered on or prior to 4:00 p.m. (New York City time) two Business Days prior to the Issue Date, the Company agrees to deliver the ABSA Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Issue Date and the Issue Date shall be the Exercised Shares Delivery Date for purposes hereunder, provided that, if applicable, payment of the Aggregate Exercise Price is received by such Exercised Shares Delivery Date.

The Company’s obligation to issue ABSA Warrant Shares upon exercise of the ABSA Warrants shall not be subject to (i) any set-off or defense or (ii) any claims against any holder of ABSA Warrants however arising.

3.	ABSA Warrant Shares

(a)	Form of ABSA Warrant Shares

The ABSA Warrant Shares will be, at the option of the Holder, (i) held in registered form (au nominatif) (including administered registered form (nominatif administré)) in the securities account opened in the name of the Holder in the books of the Registrar (and, if held in administered registered form, of the Holder’s financial intermediary), or (ii) in bearer form (au porteur), in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

(b)	Dividend Due Date and Rights Attached to the ABSA Warrant Shares

Upon issue, ABSA Warrant Shares allotted pursuant to an Exercise Notice will grant the same rights, including, as from their date of issuance, the right to any dividend or any other distribution decided or to be paid, as are granted to holders of the Shares, and will be entirely assimilated to the Shares.

ABSA Warrant Shares shall be subject to all the Company’s by-laws’ provisions and to the decisions of the shareholders’ meetings.

Once issued, application will be made, on date of issuance, by the Registrar on behalf of the Company for the ABSA Warrant Shares to be admitted to trading on the Trading Market, on the same quotation line as the Shares.

(c)	Transfer of ABSA Warrant Shares

Subject to compliance with any applicable securities laws, ABSA Warrant Shares will, upon issuance, be freely negotiable and transferable as from the date of their entry in a securities account.

In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, Shares are transferred from account to account and transfer of ownership of the ABSA Warrant Shares will result from the moment they are registered in the name of the transferee or by book entry, as applicable.

Application will be made for all the ABSA Warrant Shares upon exercise of the ABSA Warrants to be admitted to Euroclear France.

4.	Fractional Interests

Any adjustment will be made so that it equalizes, up to the next 1/100th of a Share, the value of ABSA Warrant Shares that would have been obtained if ABSA Warrants had been exercised immediately before the implementation of one of the Transactions mentioned in Condition 5(a) and the value of the ABSA Warrant Shares that would have been obtained in the event of exercising the ABSA Warrants immediately after the implementation of that Transaction.

In case of adjustments made in accordance with paragraphs 1 to 9 mentioned in Condition 5(a) (or, as the case may be, Condition 10), the new Exercise Ratio will be determined with two decimals rounded to the next 1/100th (0.005 rounded up to the next 1/100th, i.e. 0.01). Possible subsequent adjustments will be effected based on the preceding Exercise Ratio as so calculated and rounded.

The ABSA Warrant Shares, however, may only be delivered in a whole number of Shares.

No fractional Shares shall be issuable upon the exercise of an ABSA Warrant, provided that the number of ABSA Warrant Shares to be delivered in respect of any exercise of one or more ABSA Warrants pursuant to any one Exercise Notice shall be determined by the Calculation Agent, and notified to the Registrar and the Company, no later than 5:00 p.m. Paris time, on the Business Day immediately following the Exercise Date in respect of such exercise, as the product (rounded down to the nearest whole multiple of one Share) of (i) the Exchange Ratio in effect on the Exercise Date in respect of such exercise and (ii) the number of ABSA Warrants so exercised pursuant to such Exercise Notice, and the Holder will receive from the Company a cash payment equal to the product (rounded down to the nearest whole multiple of €0.01) of (x) the fractional share (if any) so rounded down and (y) the closing price of a Share on the Trading Market on the last Trading Day preceding such Exercise Date.

5.	Adjustments of the Exercise Ratio

(a)	Adjustments to the Exercise Ratio

ABSA Warrants issued by the Company are securities giving access to the share capital of the Company within the meaning of Articles L. 228-91 et seq. of the French Commercial Code.

The Exercise Ratio will be subject to adjustment from time to time according to mandatory legal requirements imposed by the French Commercial Code and in particular by Articles L. 228-98 to L. 228-101 (with the exception of the provisions of Articles L. 228-99, 1°) and L. 228-99, 2°)) and Articles R. 228-90 to R. 228-92 of this Code.

In accordance with the provisions of Article R. 228-92 of the French Commercial Code, if the Company decides to issue new Shares or securities giving access to the capital with preferential subscription rights limited to its shareholders, to distribute reserves (in cash or in kind) and share premiums or to change the allocation of its profits by creating preferred Shares, or to otherwise carry out any of the Transactions listed below, it will inform (as long as the current regulation so requires) the Holders via an announcement in the Bulletin des Annonces Légales Obligatoires.

If the Company is absorbed by a company or merges or consolidates with (fusions) one or several other companies to participate in the incorporation of a new entity, or proceed with a split (scission), the Holders shall exercise their rights in the entity(ies) that is/are the beneficiary(ies) of the contributions in accordance with the provisions of Article L. 228-101 of the French Commercial Code.

So long as any ABSA Warrants are outstanding and upon the completion of any of the following transactions (each, a “Transaction”):

•	financial transactions (issuance of Shares or any other securities of any nature) with listed preferential subscription rights or by free allocation of listed subscription warrants;

•	free allocation of Shares to shareholders, regrouping or splitting Shares;

•	incorporation of reserves, profits or premiums into equity, by increasing the nominal value of the Shares;

•	distribution of reserves and of any Share premium, in cash or in kind;

•	free allocation, to the shareholders of the Company of any securities of the Company (except Shares);

•	merger by acquisition (fusion par absorption), merger (fusion par création d’une nouvelle société), spin-off, or division (scission) of the Company;

•	buyback of its own Shares at a price higher than the Trading Market price;

•	amortization of the share capital; and

•	change in the allocation of profits and/or creation of preferred Shares;

in each case the Record Date of which falls on or after the Issue Date (save in the case of any exercised ABSA Warrant if the date of issuance of the ABSA Warrant Shares in respect of such exercise falls on or before such Record Date), the maintenance of the rights of the Holders will be ensured by proceeding to an adjustment of the Exercise Ratio (or as otherwise prescribed) in accordance with the conditions below.

Adjustments to the Exchange Ratio carried out in accordance with the conditions below (or Condition 10) will become effective on the date on which the Transaction triggering such adjustment is completed.

1. (a)

For financial transactions (issuance of Shares or any other securities of any nature) with listed preferential right to subscription, the new Exercise Ratio will be determined by the Calculation Agent and will equal the product of the Exercise Ratio applicable before the start of the Transaction at issue and the following ratio:

Value of a Share after detachment of the preferential subscription right

+Value of the preferential subscription right

Value of a Share after detachment of the preferential subscription right

To calculate this ratio, (i) the value of a Share after detachment of the preferential subscription right will be equal to the average of the opening prices (if any) of the Share on the Trading Market for the Shares on all Trading Days included in the subscription period and (ii) the value of the preferential subscription right will be equal to the average of the opening prices (if any) of the preferential subscription right on the Trading Market for the preferential subscription right on all Trading Days included in the subscription period.

(b)

For financial transactions carried out through the free allocation of listed subscription warrants to shareholders with a correlative ability to sell the securities resulting from subscription warrants not exercised by the holders during the period of subscription which has opened to them, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the Transaction contemplated and of the following ratio:

Value of a Share after detachment of the subscription warrant

+Value of the subscription warrant

Value of a Share after detachment of the subscription warrant

•

the value of a Share after detachment of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the Shares on the Trading Market on each Trading Day included in the subscription period, and, if there is a rump placement, (ii) either (a) the sale price of the Shares sold in the rump placement (and applying the volume of Shares sold in the offering to the sale price), if such securities are fungible with the Shares, or (b) the trading prices (if any) of the Shares on the Trading Market on the day the sale price for the securities sold in the rump placement is fixed, if such securities are not fungible with the Shares;

•

the value of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the subscription warrants on the Trading Market on each Trading Day included in the subscription period, and (ii) the implicit value of the subscription warrants (applying to this amount the corresponding number of warrants exercised in respect of the securities sold in the offering), being equal to either (a) the difference, if positive, adjusted by the warrant exercise ratio, between the sale price of the securities sold in the rump placement and the subscription price of the securities upon the exercise of the subscription warrants, or (b) if such difference as aforesaid is not positive, zero (0).

2.

In case of a free allocation of Shares to shareholders, and also in case of regrouping or splitting of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Number of Shares forming the share capital after the Transaction

Number of Shares forming the share capital before the Transaction

3.

In case of a capital increase by incorporation of reserves, profits or premiums carried out by increasing the nominal value of the Shares, the nominal value of the ABSA Warrant Shares the Holders could obtain by exercising their ABSA Warrants will be determined by the Calculation Agent and will be increased in due proportion.

4.

In case of a distribution of reserves and of any share premiums, either in cash or in kind (securities in portfolio...), the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Value of a Share before distribution

Value of a Share before distribution

•	Amount per Share of the distribution or value of securities or assets distributed per Share.

For the calculation of this ratio:

•

the value of a Share before the distribution will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution;

•	if distribution is made in kind:

•

in case of delivery of securities already listed on a Trading Market, the value of the securities will be equal to the VWAP of the securities over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution and on which such securities are traded on the Trading Market in respect thereof,

•

in case of delivery of securities not yet listed on a Trading Market, the value of securities remitted will be equal, if they are to be listed on a Trading Market during the ten Trading Days’ period starting from (and including) the Trading Day on which the Shares are first traded ex-distribution, to the VWAP of such securities over the period comprising the three first Trading Days included in such ten Trading Days’ period and on which such securities are traded on the Trading Market in respect thereof, and

•

in all other cases (delivery of securities not listed on a Trading Market or listed on fewer than three Trading Days within the ten Trading Days’ period mentioned above or distribution of assets or the value of the securities or the assets not being capable of being determined in accordance with the foregoing), the value of the securities or the assets delivered per Share shall be determined by an independent expert of international reputation appointed by the Company, which may include the Calculation Agent acting for this purpose in such capacity (as may be agreed at the relevant time between the Company and the Calculation Agent), appointed from time to time by the Company at its own expense (the “Independent Expert”).

5.

In case of a free allocation to shareholders of securities, other than Shares and subject to paragraph 1(b) above, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to:

(a)

if the rights to the free allocation of securities are listed on a Trading Market, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation + value of the right to free allocation

Share price ex-right to free allocation

For the calculation of this ratio:

•

the value of the Share price ex-right of free allocation will be equal to the VWAP of the Shares over the period comprising the first ten Trading Days starting on the Trading Day on which the Shares are first traded ex-right of free allocation;

•	the value of the right to free allocation will be equal to the VWAP of the right to free allocation over the ten Trading Days’ period referred to above.

If the right to free allocation is not traded on the Trading Market in respect thereof on each of the ten Trading Days referred to above, its value will be determined by an Independent Expert instead.

(b)

if the right to free allocation of securities are not listed on a Trading Market or the value of the right to free allocation cannot be determined as provided in (a) above, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation

+ Value of that/those security(ies) allocated per Share

Share price ex-right to free allocation

For the calculation of this ratio:

•	the Share price ex-right to allocation will be determined as in paragraph (a) above.

•

if these securities are listed or are to be listed on a Trading Market within ten Trading Days starting from the Trading Day on which the Shares are first traded ex-distribution, the value of the securities allocated per Share will be equal to the VWAP of these securities listed on such Trading Market over the period comprising the three first Trading Days included in this ten Trading Days’ period and on which such securities are traded on such Trading Market. If the allocated securities are not so traded on such Trading Market on at least three Trading Days during such Trading Days’ period, the value of these securities will be determined by an Independent Expert.

6.

In case of an absorption of the Company by another company (fusion par absorption) or a merger with one or more companies resulting in the incorporation of a new company(fusion par création d’une nouvelle société), a spin-off or division (scission) of the Company, the exercise of the ABSA Warrants will allow allocation of shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off.

The new Exercise Ratio will be determined by the Calculation Agent (if the Calculation Agent determines in its sole discretion it is capable of making such adjustment) or (otherwise) by an Independent Expert by multiplying the Exercise Ratio applicable before the start of the contemplated Transaction by the exchange ratio of the Shares against the shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off. These companies will be fully subrogated to the Company’s rights and obligations towards the Holders.

7.

In case of a buyback of the Company of its own Shares at a price higher than the stock exchange price, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the buyback and the following ratio:

Share price x (1-Pc%)

Share price – Pc% x Buyback price

For the calculation of this ratio:

•	Share price means the VWAP of the Shares over the period comprising the three last Trading Days preceding the buyback (or the ability of buyback):

•	Pc% means the percentage of total share capital repurchased; and

•	Buyback price means the effective buyback price.

8.

In case of amortization of the share capital of the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio on the date before the start of the contemplated Transaction and of the following ratio:

Value of a Share before amortization

Value of a Share before amortization - amount of the amortization per Share

For the calculation of the ratio, the Share value before amortization will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the Trading Day on which the Shares are first traded ex-amortization.

9.

(a)In case of a change in the allocation of profits and/or creation of new preferred shares resulting in such modification by the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the contemplated Transaction and the following ratio:

Share price before modification

Share price before modification - reduction per Share of the right to profits.

For the calculation of this ratio:

•	the Share price before modification means the VWAP of the Shares over the period comprising the last three Trading Days preceding the date of modification;

•	the reduction by Share on the right to profits will be determined by an Independent Expert and will be submitted to the approval of the Holders’ General Meeting (as defined in Condition 7).

If however these preferred Shares are issued with shareholders’ preferential subscription rights or by free distribution of ABSA Warrants to subscribe to such preferred shares, the new Exercise Ratio will be adjusted in accordance to paragraphs 1 or 5 above, as applicable.

(b)	in case of creation of preferred shares without a modification in the distribution of profits, the adjustment of the Exercise Ratio that would be necessary will be determined by an Independent Expert.

If the Company were to carry out transactions where an adjustment had not been completed under paragraphs 1 to 9 above, and a later law or regulations require an adjustment, the Company shall undertake such adjustment in accordance with the law or regulations then applicable and the market practice observed in France.

(b)	Retroactive Adjustments

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares required to be delivered pursuant to any exercise of ABSA Warrants (and whether such Record Date falls prior to, on or after the Exercise Date), the holder of such ABSA Warrants will have no right to participate in, and will have no right to indemnification in respect of, such transaction subject to their right to an adjustment of the Exercise Ratio until the delivery date of the Shares (exclusive).

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares (other than Additional Shares) required to be delivered pursuant to any exercise of ABSA Warrants (and whether such Record Date falls prior to, on or after the Exercise Date) in circumstances where the Exercise Ratio in effect as of the relevant Exercise Date does not reflect the relevant adjustment in respect of such transaction, the Company will deliver to the relevant holder of such ABSA Warrants such number (as determined by the Calculation Agent) of additional Shares (the “Additional Shares”), as, together with the number of Shares required to be delivered based on the Exercise Ratio in effect on the Exercise Date (including for this purpose any fraction of a Share not delivered pursuant to Condition 4), is equal to such number of Shares as would have been required to be delivered had the Exercise Ratio adjusted in respect of such transaction been in effect on such Exercise Date.

The relevant holder of such ABSA Warrants will receive delivery of the Additional Shares (i) on or prior to the Exercised Shares Delivery Date or (ii) if the number of Additional Shares could not be determined by the Calculation Agent in time for such delivery to be made on or prior to the Exercised Shares Delivery Date, as soon as practicable after such determination is made.

(c)	Notification of Adjustments

In the event of an adjustment, the new exercise conditions will be brought to the prompt attention of the Holders pursuant to Condition 13 within three (3) Business Days of the effectiveness of the adjustment.

The Company’s Board of Directors will report the calculation and results of any adjustment in the annual report following such adjustment.

6.	Form, Title and Transfer of ABSA Warrants

The ABSA Warrants will be held in in dematerialized bearer form (au porteur) in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

Subject to compliance with any applicable securities laws, the ABSA Warrants are freely negotiable.

ABSA Warrants shall not be listed on Euronext Paris or on any other stock exchange.

Title to the ABSA Warrants held by the Holders will be established and evidenced in accordance with Articles L.211-3 and R.211-1 of the French Monetary and Financial Code by book-entries (inscription en compte). No physical document of title (including certificats représentatifs pursuant to Article R.211-7 of the French Monetary and Financial Code) will be issued in respect of the ABSA Warrants.

The ABSA Warrants will, upon issue, be inscribed in the books of Euroclear France SA (“Euroclear France”), which shall credit the accounts of the intermediary institution entitled to hold, directly or indirectly, accounts on behalf of its customers with Euroclear France, and includes the depositary bank for Clearstream Banking, S.A. and Euroclear Bank SA/NV. In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, title to the ABSA Warrants shall be evidenced by entries in the books of such intermediary institutions, and transfer of the ABSA Warrants may only be effected through registration of the transfer in their books.

7.	Representation of Holders

The Holders will be grouped automatically in a collective group with legal personality (the “Masse”) to defend their common interests.

The Masse will be governed by the provisions of the French Commercial Code (with the exception of the provisions of Article L.228-48 thereof), subject to the following provisions:

The Masse will be a separate legal entity by virtue of Article L.228-103 of the French Commercial Code, acting in part through a representative (the “Representative”) elected by the Holders’ General Meeting (as defined hereafter) and in part through a holders’ general meeting (the “Holders’ General Meeting”).

The Masse alone, to the exclusion of all individual Holders, shall exercise the common rights, actions and benefits which now or in the future may accrue with respect to the ABSA Warrants. The Holders’ General Meeting shall be called upon to authorize any changes to these Terms and Conditions of the ABSA Warrants and to approve any decision that has an impact on the conditions for subscription of the ABSA Warrant Shares determined within the scope of these Terms and Conditions of the ABSA Warrants.

In accordance with Articles L. 228-59 and R. 228-67 of the French Commercial Code, notice of date, hour, place and agenda of any Holders’ General Meeting will be given by way of a press release published by the Company which will also be posted on its website (www.dbv-technologies.com) not less than fifteen (15) calendar days prior to the date of such general meeting on first notice, and five (5) calendar days on second notice.

Each Holder has the right to participate in a Holders’ General Meeting in person, by proxy, by correspondence and, in accordance with Article L. 228-61 of the French Commercial Code by videoconference or by any other means of telecommunication allowing the identification of participating Holders, as provided mutatis mutandis by Article R. 223-30-1 of the French Commercial Code.

Decisions of the Holders’ General Meetings once approved will be published by way of a press release posted by the Company on its website (www.dbv-technologies.com).

8.	Calculation Agent, Independent Expert

The Company has appointed Conv-Ex Advisors Limited as calculation agent (the “Calculation Agent”).

The Company reserves the right at any time to modify or terminate the appointment of the Calculation Agent and/or appoint a substitute Calculation Agent or approve any change in the office through which such agent acts, provided that, so long as any ABSA Warrant is outstanding, there will at all times be a Calculation Agent.

The Calculation Agent is acting exclusively as an agent for, and upon request from, the Company. Neither the Calculation Agent (acting in such capacity) nor any Independent Expert appointed in connection with the ABSA Warrants (acting in such capacity), shall have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) nor any Independent Expert appointed as aforesaid (to the fullest extent permissible by law) shall be liable nor shall they incur any liability as against, the Holders, the Representative and (in the case of adjustments, calculations and determinations performed by an Independent Expert) the Calculation Agent.

The Calculation Agent may, subject to the provisions of the calculation agency agreement to be entered into between the Company and the Calculation Agent at the latest on the Issue Date, consult on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall be able to rely upon, and it shall not be liable and shall incur no liability as against the Company, the Representative or the Holders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If any doubt shall arise as to whether an adjustment is to be made to the Exercise Ratio or as to the appropriate adjustment to the Exercise Ratio, or as to any determination specified to be made by the Calculation Agent in these Terms and Conditions, and following consultation between the Company, the Calculation Agent and an Independent Expert, a written opinion of such Independent Expert in respect thereof shall be conclusive and binding on the Company, the Holders, the Registrar and the Calculation Agent, save in the case of wilful default, bad faith or manifest error.

9.	Suspension of the ability to exercise the ABSA Warrants

In case of a capital increase, absorption, merger, spin-off or issue of new Shares or securities giving access to the share capital, or any other financial transaction involving a preferential subscription right or reserving a priority subscription period for the benefit of the Company’s shareholders, the Company will be entitled to suspend the exercise of the ABSA Warrants for a period that may not exceed the shorter of three months or any other required period set by the applicable regulations. Notwithstanding anything contained herein, in the case of a suspension under this Condition 9 the first day of which falls during the period of 120 days prior to the day which (but for the operation of this Condition 9) would be the last day of the Exercise Period, the Exercise Period shall be automatically extended for the same duration as the period of suspension. The Company’s decision to suspend the ability to exercise the ABSA Warrants will be published (to the extent that such publication is required under French law or any other form of communication compliant with applicable regulations) in the Bulletin des annonces légales obligatoires. This notice will be published at least seven (7) calendar days (so long as required by French law) before the suspension becomes effective and will indicate the dates on which the suspension exercise of the ABSA Warrants will begin and end. At the same time, this information will also be the object of a notice published by the Company pursuant to Condition 13 and (if the rules of the Trading Market so require) a notice published by the Trading Market.

10.	Modification of the rules for profit distribution, capital amortization, modification of the legal form or corporate purpose of the Company - reduction of the Company’s share capital due to losses

Pursuant to the provisions of Article L. 228-98 of the French Commercial Code and to the extent not already covered by the provisions of Condition 5(a):

(i)	the Company may modify its form or corporate purpose without the approval of the Holders’ General Meeting;

(ii)

the Company may, without requesting the approval of the Holders’ General Meeting, amortize its share capital, modify the allocation of its profits or issue preferred shares, as long as there are outstanding/unexercised ABSA Warrants, provided that it has taken the necessary measures to preserve the rights of the Holders (see Condition 5 above);

(iii)

in case of a reduction in the Company’s share capital motivated by losses and carried out by reducing the nominal amount or the number of Shares making up the share capital, the rights of the Holders will be reduced accordingly, as if they had exercised the ABSA Warrants before the date on which the capital reduction became effective. In case of a reduction in the Company’s share capital by reducing the number of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio in force before the reduction in the number of Shares and the ratio of the number of shares outstanding to the number of Shares and the following ratio:

Number of Shares forming the share capital after the transaction

Number of Shares forming the share capital before the transaction

11.	New issues and assimilation

The Company may issue other warrants fungible with (assimilable) the ABSA Warrants. To the extent that these similar (assimilable) warrants and the ABSA Warrants will confer identical rights in all respects and that the terms and conditions of these warrants are identical to these of the ABSA Warrants, the Holders and the holders of those warrants will be regrouped in a single masse for the defense of their common interests.

12.	Absence of restriction in the Company’s by-laws on the free negotiability of the ABSA Warrants and the ABSA Warrant Shares to be issued upon exercise

Nothing in the Company’s by-laws’ provisions restricts the free negotiability of the ABSA Warrants and the Shares comprising the Company’s share capital.

13.	Notices

Except as otherwise provided herein, notices to Holders will be given by means of a notice posted on the Company’s website (www.dbv-technologies.com).

14.	Taxes

The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable under French laws with respect to the issue and delivery of ABSA Warrant Shares upon exercise of the ABSA Warrants.

15.	Successor and Assigns

These Terms and Conditions of the ABSA Warrants shall be binding upon and inure to the benefit of the Holders and their assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company’s assets (including by way of contribution, spin-off or partial spin-off). The Company may not assign the ABSA Warrants or any rights or obligations hereunder without the prior written consent of each Holder.

16.	Third Party Rights

These ABSA Warrants confer no right on any person other than the Holder thereof to enforce any of these Terms and Conditions of the ABSA Warrants or any other term of these ABSA Warrants.

17.	Governing Law

These Terms and Conditions of the ABSA Warrants shall be interpreted, governed by and construed in accordance with the law of France.

Any suit, action or proceeding arising out of or based upon the ABSA Warrants or the transactions contemplated by these Terms and Conditions of the ABSA Warrants will be submitted to the exclusive jurisdiction of the Paris court of economical activities (Tribunal des activités économiques de Paris), and, to the extent permitted by law, the Company and the Holders irrevocably waive any objection it may now or hereafter have to personal jurisdiction the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Appendix A

Form of Exercise Notice

To: [Registrar]

Attention: [•]

Copy to: Company

Attention: Finance Department - DBV [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

EXERCISE NOTICE

Reference is made to the ABSA Warrants (ISIN code: FR001400TXA1), issued on April 7, 2025, by DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros [•] and having its registered office at 107 avenue de la République, 92320 Châtillon, France (the “Company”).

Unless otherwise expressly defined herein, the terms in this Exercise Notice shall have the meaning set forth in the Terms and Conditions of the ABSA Warrants.

The undersigned, [•], residing [•], having a full knowledge of the Company’s by-laws and the Terms and Conditions of the ABSA Warrants, benefitting from the cancellation of the preferential subscription right, and, in accordance with and pursuant to the terms of the ABSA Warrants, it being understood and agreed that one ABSA Warrant is exercisable for such number of Shares as is determined by the Calculation Agent in accordance with Condition 4 based on the Exercise Ratio in effect on the Exercise Date, the undersigned hereby elects to exercise [LETTERS] ([NUMBERS]) ABSA Warrants out of the ___________________ ABSA Warrants held by the undersigned.

As a result of the above, the undersigned:

•	hereby subscribes to the number of ABSA Warrant Shares calculated in accordance with the Conditions in respect of this exercise (the “Exercised Shares”),

•

pays in whole and immediately an Aggregate Exercise Price (as defined in Condition 2(b)) amounting to €[LETTERS] (€[NUMBERS])[2] by wire transfer of immediately available funds in Euros to on the account number [•] open in the name of the Company at Registrar, bank code [•], guichet code [•], RIB key [•], Swift [•], IBAN [•] of the corresponding amount;

Pursuant to Condition 2(e), on the Exercised Shares Delivery Date, the Exercised Shares will be credited3:

[2]	Per the definition thereof, the Aggregate Exercise Price is equal to the product (rounded up to the nearest whole multiple of €0.01) of:

(A) Euro 1.5939 (being the Exercise Price per ABSA Warrant); and

(B) the number of ABSA Warrants being exercised pursuant to this Exercise Notice.

[3]	Please modify according to your choice.

(i)	to the undersigned’s securities account opened in the name of the undersigned with the Registrar, or

(ii)	to the following undersigned’s securities account [•].

Subscription Date:________________________________

Name:________________________________________

By:________________________

Name:_____________________

Title:_______________________

Dated:_____________________

Appendix B

Form of acknowledgement by the Registrar

To: [Holder]

Attention: [•]

Copy to: Company

Attention: [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

The Registrar hereby acknowledges this Exercise Notice attached hereto.

Date: ____________________________________

By: _______________________________________

Name: ____________________________________

Title: ______________________________________

[EXHIBIT B

TERMS AND CONDITIONS OF THE FIRST PRE-FUNDED WARRANTS]

NEITHER THE FIRST PRE-FUNDED WARRANTS NOR THE FIRST PFW SHARES INTO WHICH THESE WARRANTS ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, UNTIL THE FIRST PRE-FUNDED WARRANTS AND THE FIRST PFW SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS OF THE FIRST PRE-FUNDED WARRANTS

THESE TERMS AND CONDITIONS OF THE FIRST PRE-FUNDED WARRANTS DO NOT CONSTITUTE A CERTIFICATE REPRESENTING THE FIRST PRE-FUNDED WARRANTS. IN ACCORDANCE WITH FRENCH LAW, THE FIRST PRE-FUNDED WARRANTS ARE FULLY DEMATERIALIZED.

DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros 10,285,886.80 and having its registered office at 107 avenue de la République, 92320 Châtillon (the “Company”), hereby issues by decisions of the Board of Directors and, upon subdelegation, of the Chief Executive Officer (Directeur Général) acting pursuant to the power delegated to it by the Company’s shareholders at the general meeting held on May 16, 2024, in its 24th resolution, to the Investors named in the Subscription Agreements (as defined herein) and in accordance with the terms thereof, on the Issue Date, an aggregate of 34,090,004 ABSAs (as defined herein) and an aggregate of 71,005,656 units (the “PFW-BS-PFWs”), each PFW-BS-PFW consisting of (i) one bon de souscription d’actions préfinancé (a “First Pre-Funded Warrant”) to subscribe initially for one (1) Shares (as defined herein) per First Pre-Funded Warrant (a “First PFW Share”) at such exercise price and otherwise on such terms and conditions as are set out herein (the “Terms and Conditions of the First Pre-Funded Warrants” or the “Conditions”) and (ii) one warrant (a “BS Warrant”) to subscribe for one (1) bon de souscription d’actions préfinancé (a “Second Pre-Funded Warrant”) allowing to subscribe initially for one point seventy five (1.75) Shares per Second Pre-Funded Warrant. The First Pre-Funded Warrants shall not be admitted to trading on any stock exchange or trading market. The First Pre-Funded Warrants shall be admitted to the operations of Euroclear France SA. Each one (1) First Pre-Funded Warrant is exercisable initially for one (1) Share (the “Exercise Ratio”) at such exercise price as was pre-funded to the Company on or prior to the Issue Date (except for a portion of the exercise price of Euro 0.01 per First Pre-Funded Warrant (the “Exercise Price”) payable upon exercise thereof).

1.	INTERPRETATION

For the purposes of these Conditions, unless the context otherwise requires, the following words shall have the meaning set out opposite them:

“ABSAs”	has the meaning ascribed to this term in the Subscription Agreement;

“Admission”	means admission to trading on the Trading Market, and the terms “Admit” and “Admitted” shall be construed accordingly;

“ADS”	means American Depositary Shares, each ADS representing the right to receive five (5) Shares;

“Affiliate”	means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act or, in respect of any control governed by French law, under Article L. 233-3 of the French Commercial Code;

“Aggregate Exercise Price”	has the meaning given in Condition 2(c);

“Attribution Parties”	means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act; or, with respect to the French FDI Regime, as defined therein. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation (as defined in Condition 2(f));

“Business Day”	means a weekday, other than a Saturday, Sunday, U.S. federal holiday or a day on which banks in Paris, France or The City of New York are authorized or required by law to be closed to the public;

“Calculation Agent”	has the meaning given in Condition 8;

“Company”	has the meaning given in the introduction;

“Euroclear France”	has the meaning given in Condition 6;

“Euronext Paris”	means the regulated market of Euronext Paris S.A. (or any successor thereto) in Paris;

“Exchange Act”	means the Securities Exchange Act of 1934, as amended;

“Exercise Date”	means, in relation to any exercise of these First Pre-Funded Warrants, the date on which the Aggregate Exercise Price for the First Pre-Funded Warrants is received by the Registrar, together with a copy of a duly completed Exercise Notice in accordance with Conditions 2(c) and 2(d);

“Exercise Notice”	has the meaning given in Condition 2(c);

“Exercise Period”	has the meaning given in Condition 2(a);

“Exercise Price”	has the meaning given in the introduction;

“Exercise Ratio”	has the meaning given in the introduction;

“Exercised Shares”	has the meaning given in Appendix A;

“Exercised Shares Delivery Date”	has the meaning given in Condition 2(e);

“First PFW Shares”	has the meaning given in the introduction;

“First Pre-Funded Warrants”	has the meaning given in the introduction;

“French Commercial Code”	means the French Code de Commerce;

“French FDI Regime”	has the meaning given in Condition 2(f);

“French Monetary and Financial Code”	means the French Code monétaire et financier;

“Group”	means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder;

“Holder”	means any Person who has title to these First Pre-Funded Warrants;

“Investor”	means the investor(s) purchasing First Pre-Funded Warrants pursuant to the Subscription Agreements;

“Issue Date”	means the date of issue of these First Pre-Funded Warrants, being on or about April 7, 2025;

“Person(s)”	means an individual or a corporation, a general or limited partnership, a trust, an incorporated or unincorporated association, a joint venture, a limited liability company, a limited liability partnership, a joint stock company, a government (or any agency or political subdivision thereof) or any other entity of any kind;

“PFW-BS-PFW”	has the meaning given in the introduction;

“Record Date”	means, in respect of any transaction giving rise to an adjustment of the Exercise Ratio pursuant this Condition 5(a) or Condition 10, (i) the date on which the ownership of the Shares is established so as to determine which holder of Shares are the beneficiaries of a given transaction or may take part in a transaction and, in particular, to which holder of Shares, a dividend, a distribution or an allocation, announced or voted as of this date or announced or voted prior to this date, should be paid, delivered, or completed; or (ii) (if such a date cannot be determined as provided in (i) above in the case of a transaction pursuant to paragraph 9 of Condition 5(a)) such date as is determined in good faith to be appropriate by an Independent Expert.

“Registrar”	means the registrar of the First Pre-Funded Warrants on behalf of the Company from time to time as specified in writing by the Company to the Holders of the First Pre-Funded Warrants and, as of the Issue Date, currently Société Générale Securities Services;

“Second Pre-Funded Warrants”	has the meaning given in the introduction;

“Securities Act”	means the Securities Act of 1933, as amended;

“Shares”	means the ordinary shares with a nominal value of (as at the Issue Date) Euro 0.10 each in the share capital of the Company;

“Share Equivalents”	means any securities of the Company or the subsidiaries which would entitle the holder thereof to acquire at any time Shares or ADSs, including, without limitation, any debt, preferred share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares or ADSs;

“Subscription Agreement”	means each of the securities purchase agreements dated March 27, 2025 by and between the Company and each of the Investors thereto pursuant to which the ABSAs and the PFW-BS-PFWs are issued by the Company and purchased by the Investors;

“Terms and Conditions of the First Pre-Funded Warrants”	has the meaning given in the introduction;

“Trading Day”	means any day (other than a Saturday or Sunday) on which the Shares are traded on the Trading Market in respect thereof, other than a day on which such trading ceases prior to the usual closing time, whether such cessation is scheduled (as it is often the case regarding trading on Euronext Paris on 24 and 31 December) or unscheduled;

“Trading Market”	means (i) Euronext Paris, or (ii) if the Shares (or, as applicable, any other securities referred to in Condition 5(a)) are no longer admitted to trading on Euronext Paris at the relevant time, the principal stock exchange or market on which the Shares (or, as applicable, such other securities) are admitted to trading at such time;

“Transaction”	has the meaning given in Condition 5(a); and

“VWAP”	means, in respect of the Share or other security, on any Trading Day, the volume-weighted average price of such Share or other security on such day on the Trading Market as published by or derived from Bloomberg page HP (or any successor page) (setting “PR094 VWAP (Vol Weighted Average Price)”, or any successor setting) in respect of such Share or other security for such Trading Market (such page being as at the Issue Date of the First Pre-Funded Warrants, in the case of the Share, DBV FP Equity HP), provided that in the case of a VWAP to be observed over a period comprising several Trading Days, such VWAP shall be equal to the volume-weighted average of the relevant daily VWAPs (the daily volumes to be used for the purpose of determining such weighted average being the volumes as published on such Bloomberg page HP (or any successor page), setting “VWAP Volume” (or any successor setting)), as determined by the Calculation Agent.

Condition headings are included for the convenience of the parties only and do not affect the interpretation of the First Pre-Funded Warrants.

2.	Exercise

(a)	Exercise Period

Subject to the conditions and limitations specifically provided herein, the First Pre-Funded Warrants may be exercised by their Holder, in whole or (subject always to exercising a whole number of First Pre-Funded Warrants) in part, in one or more instances, for cash, at any time and from time to time on any Business Day during the period commencing on (and including) the Issue Date to (and including) April 7, 2035 (as may be extended pursuant to Condition 9, the “Exercise Period”).

Any First Pre-Funded Warrant which has not been exercised on or prior to the last day of the Exercise Period shall become null and void and the rights of the Holder to exercise such First Pre-Funded Warrant shall lapse.

(b)	Exercise Price

The exercise price of each First Pre-Funded Warrant, except for a portion of the exercise price per First Pre-Funded Warrant payable upon exercise thereof and equal to the Exercise Price (being Euro 0.01), was pre-funded to the Company on or prior to the Issue Date and, consequently, no additional consideration (other than the Exercise Price) shall be required to be paid by the Holder to any Person to effect any exercise of the First Pre-Funded Warrants. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per First Pre-Funded Warrant shall be, in respect of any exercise of a First Pre-Funded Warrant, the Exercise Price (being Euro 0.01).

Subject to Condition 4, each First Pre-Funded Warrant is exercisable into a number of First PFW Warrant Share equal to the Exercise Ratio in effect on the relevant Exercise Date.

(c)	Terms of exercise

In order to exercise the First Pre-Funded Warrants, the Holder through its intermediary shall at any time during the Exercise Period (i) send by email to the Registrar [***], a notice, with a copy to the Calculation Agent, to the attention of the Calculation Agency Team [***], and the Company, to the attention of the [***] or such other Company representatives as identified by the Company, in the form of the exercise notice (bulletin de souscription) set forth in Appendix A (each an “Exercise Notice”), of the Holder’s election to exercise the First Pre-Funded Warrants, which Exercise Notice shall specify the number of First Pre-Funded Warrants to be exercised (for the number of First PFW Shares as determined by the Calculation Agent pursuant to

Condition 4), and (ii) within two (2) Business Days of the sending of the Exercise Notice, make payment to the Registrar for the account of the Company of an amount equal to the product (rounded up to the nearest whole multiple of €0.01) of (i) the Exercise Price (being Euro 0.01) and (ii) the number of First Pre-Funded Warrants being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds in Euros as set forth in Condition 2(e) below. If the Exercise Notice or, as the case may be, the Aggregate Exercise Price is received by the Registrar on a day which is not a Business Day or after 5.00 p.m., Paris time on any Business Day, such Exercise Notice or, as the case may be, the Aggregate Exercise Price shall be deemed to have been received by the Registrar on the immediately following Business Day. For the avoidance of doubt the Holder may exercise some or all of its First Pre-Funded Warrants in one or several times within the Exercise Period, it being specified that each First Pre-Funded Warrant shall be exercised only once. No ink-original Exercise Notice shall be required, nor shall any type of guarantee or notarization of any Exercise Notice be required. The Aggregate Exercise Price shall be received no later than two (2) Business Days of the sending of the Exercise Notice.

(d)	Confirmation of Exercise

Upon receipt by the Registrar of an Exercise Notice and the corresponding Aggregate Exercise Price in accordance with Condition 2(c), the Registrar shall as soon as practicable, but in no event later than 5:00 p.m. Paris time, on the second Business Day immediately following the Exercise Date, send, by facsimile transmission or by email, with a copy to the Company and the Calculation Agent, a confirmation of receipt of such Aggregate Exercise Price (if applicable) and Exercise Notice in the form of the notice at Appendix B to the Holder through its intermediary.

(e)	Issue of First PFW Shares Upon Exercise

In the event of any exercise of the rights represented by the First Pre-Funded Warrants in accordance with Condition 2(c), the Company shall allot and issue to the Holder the First PFW Shares to which the Holder thereby becomes entitled on or with effect from the Exercise Date. In such event the Company shall cause the Registrar to, on or before the fourth Business Day following the Exercise Date (the “Exercised Shares Delivery Date”), credit such aggregate number of First PFW Shares to which the Holder shall be entitled to and as notified in the Exercise Notice (i) to the Holder’s securities account opened in the name of the Holder with the Registrar or (ii) to the Holder’s securities account opened in the name of the Holder with any other financial intermediary and indicated in the Exercise Notice. Notwithstanding the foregoing, with respect to any Exercise Notice delivered on or prior to 4:00 p.m. (New York City time) two Business Days prior to the Issue Date, the Company agrees to deliver the First PFW Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Issue Date and the Issue Date shall be the Exercised Shares Delivery Date for purposes hereunder, provided that, if applicable, payment of the Aggregate Exercise Price is received by such Exercised Shares Delivery Date.

The Company’s obligation to issue First PFW Shares upon exercise of the First Pre-Funded Warrants shall not be subject to (i) any set-off or defense or (ii) any claims against any holder of First Pre-Funded Warrants however arising.

(f)	Holder’s Exercise Limitations.

The Holder shall not have the right to exercise any portion of the First Pre-Funded Warrants, pursuant to Condition 2 or otherwise, to the extent that immediately prior to or after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Company or the Holder has determined that the Holder (together with its Attribution Parties), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), and the Company shall ensure that the Registrar shall only effectuate the exercise of any portion of the First Pre-Funded Warrants if both the Company and the Holder have signed the relevant exercise notice. For purposes of the foregoing sentence, the number of Shares beneficially owned by the Holder and its Attribution Parties shall include the number of Shares held by the Holder and its Attribution Parties plus the number of First PFW Shares issued upon exercise of the First Pre-Funded Warrants with respect to which such determination is being made, but shall exclude the number of Shares which would be issuable upon (i) exercise of the remaining, unexercised portion of First Pre-Funded Warrants beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein that are beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Condition 2(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder or, with respect to the French FDI Regime, in accordance therewith, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act or the French FDI Regime and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Condition 2(f) applies, the determination of whether the First Pre-Funded Warrants are exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of the First Pre-Funded Warrants is exercisable shall be in the joint determination of the Holder and the Company in reliance on the information regarding beneficial ownership of the Holder and the Attribution Parties provided by the Holder, and the submission of an Exercise Notice shall be deemed to be the joint determination of whether the First Pre-Funded Warrants are exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of the First Pre-Funded Warrants is exercisable, in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined by the Holder in accordance with Section 13(d) of the Exchange Act. For purposes of this Condition 2(f), in determining the number of outstanding Shares the Holder may acquire upon exercise of the First Pre-Funded Warrants without exceeding the Beneficial Ownership Limitation, the Holder may rely on the number of outstanding Shares as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the U.S. Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the

Company setting forth the number of Shares outstanding. The Company shall provide reasonable assistance to the Holder to determine the number of Shares outstanding and, upon written request of the Holder, the Company shall within two (2) Business Days confirm in writing or by electronic mail to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the First Pre-Funded Warrants, by the Holder or its Attribution Parties since the date as of which such number of outstanding Shares was reported. In the event that the exercise of the Pre-Funded Warrants would result in the issuance of Warrant Shares to the Holder in an amount that would result in the Holder or the Attribution Parties beneficially owning in excess of the Beneficial Ownership Limitation, the Company shall, if it is aware of the exercise request in violation prior to settlement, work with the Registrar to the extent reasonably practicable to cancel the exercise so that it is deemed null and void ab initio to the extent that the exercise would result in the issuance of Warrant Shares in excess of the Beneficial Ownership Limitation (such Shares in excess of the Beneficial Ownership Limitation, the “Excess Shares”), and the Holder shall not vote or transfer any Excess Shares. The “Beneficial Ownership Limitation” shall be 9.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares issuable upon exercise of the First Pre-Funded Warrants. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Condition 2(f), provided that (a) to the extent required by law, in the cases of Beneficial Ownership Limitation increased above 9.99%, the Holder has obtained from the French Ministry of Economy through an authorization request or prior notification, in accordance with Articles L. 151-3 and seq., R. 151-4 and seq. of the French Monetary and Financial Code, Decree no. 2020-892 of July 22, 2020, as amended by Decree no. 2022-1622 of December 23, 2022 and Decree no. 2023-1293 of December 28, 2023, as amended from time to time (the “French FDI Regime”), either (i) a written response from the French Ministry of Economy confirming that the exercise of the First Pre-Funded Warrant and, therefore, the acquisition of First PFW Shares that would cause the Holder to beneficially own Shares (including First PFW Shares) in excess of 9.99% of the voting rights of the Company (the “10% Crossing Event”) is not subject to the prior authorization procedure referred to in Articles R. 151-5 and seq. of the French Monetary and Financial Code or (ii) in accordance with Articles R. 151-6 and seq. of the French Monetary and Financial Code or Article 2 of Decree no. 2020-892 of July 22, 2020, the authorization (express or tacit) to proceed with the 10% Crossing Event and (b) the Beneficial Ownership Limitation in no event exceeds (i) with respect to the limitations under Section 13(d) of the Exchange Act, 19.99% of the number of Shares (the “19.99% Cap”) and (ii) with respect to the French FDI Regime, 24.99% of the voting rights (the “24.99% Cap”), in each case, outstanding immediately after giving effect to the issuance of First PFW Shares upon exercise of the First Pre-Funded Warrants held by the Holder and the provisions of this Condition 2(f) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty first (61st) day after such notice is delivered to the Company. Notwithstanding the foregoing, at any time as from the date of announcement of any cash tender offer, exchange offer or any combination thereof (including any offre publique d’achat, offre publique d’échange, offre alternative, offre mixte) regarding the Company or in case of a reduction of capital non motivated by losses, any Holder may increase, waive or amend the Beneficial Ownership Limitation effective two (2) Business Days upon written notice to the Company, provided, however, that the Beneficial Ownership Limitation may not be increased pursuant to this sentence to an amount in excess of the

19.99% Cap or the 24.99% Cap. Any decrease in the Beneficial Ownership Limitation will not be effective until two (2) Business Days after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Condition 2(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the First Pre-Funded Warrants. The Company agrees to promptly execute the Notice of Exercise upon receipt unless it reasonably believes that the Holder’s exercise would violate Condition 2(f).

The Calculation Agent shall not be responsible for performing any calculation or other determination provided for in this Condition 2(f).

(g)	Fundamental Transactions

If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the shareholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of share capital tender shares representing more than 50% of the voting power of the share capital of the Company and the Company or such other Person, as applicable, accepts such tender for payment or (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, spin-off) with another Person whereby such other Person acquires more than the 50% of the voting power of the share capital of the Company (except for any such transaction in which the shareholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) (in any such case, a “Fundamental Transaction”), then, notwithstanding Condition 2(f) or the 19.99% Cap or the 24.99% Cap, following such Fundamental Transaction and to the extent such Fundamental Transaction does not already trigger the application of the adjustment provisions contained in Condition 5(a) or Condition 10 or benefits from, or is subject to, a mandatory provision of French law, the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”).

3.	First PFW Shares

(a)	Form of First PFW Shares

The First PFW Shares will be, at the option of the Holder, (i) held in registered form (au nominatif) (including administered registered form (nominatif administré)) in the securities account opened in the name of the Holder in the books of the Registrar (and, if held in administered registered form, of the Holder’s financial intermediary), or (ii) in bearer form (au porteur), in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

(b)	Dividend Due Date and Rights Attached to the First PFW Shares

Upon issue, First PFW Shares allotted pursuant to an Exercise Notice will grant the same rights, including, as from their date of issuance, the right to any dividend or any other distribution decided or to be paid, as are granted to holders of the Shares, and will be entirely assimilated to the Shares.

First PFW Shares shall be subject to all the Company’s by-laws’ provisions and to the decisions of the shareholders’ meetings.

Once issued, application will be made, on date of issuance, by the Registrar on behalf of the Company for the First PFW Shares to be admitted to trading on the Trading Market, on the same quotation line as the Shares.

(c)	Transfer of First PFW Shares

Subject to compliance with any applicable securities laws, First PFW Shares will, upon issuance, be freely negotiable and transferable as from the date of their entry in a securities account.

In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, Shares are transferred from account to account and transfer of ownership of the First PFW Shares will result from the moment they are registered in the name of the transferee or by book entry, as applicable.

Application will be made for all the First PFW Shares upon exercise of the First Pre-Funded Warrants to be admitted to Euroclear France.

4.	Fractional Interests

Any adjustment will be made so that it equalizes, up to the next 1/100th of a Share, the value of First PFW Shares that would have been obtained if First Pre-Funded Warrants had been exercised immediately before the implementation of one of the Transactions mentioned in Condition 5(a) and the value of the First PFW Shares that would have been obtained in the event of exercising the First Pre-Funded Warrants immediately after the implementation of that Transaction.

In case of adjustments made in accordance with paragraphs 1 to 9 mentioned in Condition 5(a) (or, as the case may be, Condition 10), the new Exercise Ratio will be determined with two decimals rounded to the next 1/100th (0.005 rounded up to the next 1/100th, i.e. 0.01). Possible subsequent adjustments will be effected based on the preceding Exercise Ratio as so calculated and rounded.

The First PFW Shares, however, may only be delivered in a whole number of Shares.

No fractional Shares shall be issuable upon the exercise of a First Pre-Funded Warrant, provided that the number of First PFW Shares to be delivered in respect of any exercise of one or more First Pre-Funded Warrants pursuant to any one Exercise Notice shall be determined by the Calculation Agent, and notified to the Company and the Registrar, no later than 5:00 p.m. Paris time, on the Business Day immediately following the Exercise Date in respect of such exercise, as the product (rounded down to the nearest whole multiple of one Share) of (i) the Exchange

Ratio in effect on the Exercise Date in respect of such exercise and (ii) the number of First Pre-Funded Warrants so exercised pursuant to such Exercise Notice, and the Holder will receive from the Company a cash payment equal to the product (rounded down to the nearest whole multiple of €0.01) of (x) the fractional share (if any) so rounded down and (y) the closing price of a Share on the Trading Market on the last Trading Day preceding such Exercise Date.

5.	Adjustments of the Exercise Ratio

(a)	Adjustments to the Exercise Ratio

First Pre-Funded Warrants issued by the Company are securities giving access to the share capital of the Company within the meaning of Articles L. 228-91 et seq. of the French Commercial Code.

The Exercise Ratio will be subject to adjustment from time to time according to mandatory legal requirements imposed by the French Commercial Code and in particular by Articles L. 228-98 to L. 228-101 (with the exception of the provisions of Articles L. 228-99, 1°) and L. 228-99, 2°)) and Articles R. 228-90 to R. 228-92 of this Code.

In accordance with the provisions of Article R. 228-92 of the French Commercial Code, if the Company decides to issue new Shares or securities giving access to the capital with preferential subscription rights limited to its shareholders, to distribute reserves (in cash or in kind) and share premiums or to change the allocation of its profits by creating preferred Shares, or to otherwise carry out any of the Transactions listed below, it will inform (as long as the current regulation so requires) the Holders via an announcement in the Bulletin des Annonces Légales Obligatoires.

If the Company is absorbed by a company or merges or consolidates with (fusions) one or several other companies to participate in the incorporation of a new entity, or proceed with a split (scission), the Holders shall exercise their rights in the entity(ies) that is/are the beneficiary(ies) of the contributions in accordance with the provisions of Article L. 228-101 of the French Commercial Code.

So long as any First Pre-Funded Warrants are outstanding and upon the completion of any of the following transactions (each, a “Transaction”):

•	financial transactions (issuance of Shares or any other securities of any nature) with listed preferential subscription rights or by free allocation of listed subscription warrants;

•	free allocation of Shares to shareholders, regrouping or splitting Shares;

•	incorporation of reserves, profits or premiums into equity, by increasing the nominal value of the Shares;

•	distribution of reserves and of any Share premium, in cash or in kind;

•	free allocation, to the shareholders of the Company of any securities of the Company (except Shares);

•	merger by acquisition (fusion par absorption), merger (fusion par création d’une nouvelle société), spin-off, or division (scission) of the Company;

•	buyback of its own Shares at a price higher than the Trading Market price;

•	amortization of the share capital; and

•	change in the allocation of profits and/or creation of preferred Shares;

in each case the Record Date of which falls on or after the Issue Date (save in the case of any exercised First Pre-Funded Warrant if the date of issuance of the First PFW Shares in respect of such exercise falls on or before such Record Date), the maintenance of the rights of the Holders will be ensured by proceeding to an adjustment of the Exercise Ratio (or as otherwise prescribed) in accordance with the conditions below.

Adjustments to the Exchange Ratio carried out in accordance with the conditions below (or Condition 10) will become effective on the date on which the Transaction triggering such adjustment is completed.

1.

(a)For financial transactions (issuance of Shares or any other securities of any nature) with listed preferential right to subscription, the new Exercise Ratio will be determined by the Calculation Agent and will equal the product of the Exercise Ratio applicable before the start of the Transaction at issue and the following ratio:

Value of a Share after detachment of the preferential subscription right

+Value of the preferential subscription right

Value of a Share after detachment of the preferential subscription right

To calculate this ratio, (i) the value of a Share after detachment of the preferential subscription right will be equal to the average of the opening prices (if any) of the Share on the Trading Market for the Shares on all Trading Days included in the subscription period and (ii) the value of the preferential subscription right will be equal to the average of the opening prices (if any) of the preferential subscription right on the Trading Market for the preferential subscription right on all Trading Days included in the subscription period.

(b)

For financial transactions carried out through the free allocation of listed subscription warrants to shareholders with a correlative ability to sell the securities resulting from subscription warrants not exercised by the holders during the period of subscription which has opened to them, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the Transaction contemplated and of the following ratio:

Value of a Share after detachment of the subscription warrant

+Value of the subscription warrant

Value of a Share after detachment of the subscription warrant

•

the value of a Share after detachment of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the Shares on the Trading Market on each Trading Day included in the subscription period, and, if there is a rump placement, (ii) either (a) the sale price of the Shares sold in the rump placement (and applying the volume of Shares sold in the offering to the sale price), if such securities are fungible with the Shares, or (b) the trading prices (if any) of the Shares on the Trading Market on the day the sale price for the securities sold in the rump placement is fixed, if such securities are not fungible with the Shares;

•

the value of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the subscription warrants on the Trading Market on each Trading Day included in the subscription period, and (ii) the implicit value of the subscription warrants (applying to this amount the corresponding number of warrants exercised in respect of the securities sold in the offering), being equal to either (a) the difference, if positive, adjusted by the warrant exercise ratio, between the sale price of the securities sold in the rump placement and the subscription price of the securities upon the exercise of the subscription warrants, or (b) if such difference as aforesaid is not positive, zero (0).

2.

In case of a free allocation of Shares to shareholders, and also in case of regrouping or splitting of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Number of Shares forming the share capital after the Transaction

Number of Shares forming the share capital before the Transaction

3.

In case of a capital increase by incorporation of reserves, profits or premiums carried out by increasing the nominal value of the Shares, the nominal value of the First PFW Shares the Holders could obtain by exercising their First Pre-Funded Warrants will be determined by the Calculation Agent and will be increased in due proportion.

4.

In case of a distribution of reserves and of any share premiums, either in cash or in kind (securities in portfolio...), the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Value of a Share before distribution

Value of a Share before distribution

•	Amount per Share of the distribution or value of securities or assets distributed per Share.

For the calculation of this ratio:

•

the value of a Share before the distribution will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution;

•	if distribution is made in kind:

•

in case of delivery of securities already listed on a Trading Market, the value of the securities will be equal to the VWAP of the securities over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution and on which such securities are traded on the Trading Market in respect thereof,

•

in case of delivery of securities not yet listed on a Trading Market, the value of securities remitted will be equal, if they are to be listed on a Trading Market during the ten Trading Days’ period starting from (and including) the Trading Day on which the Shares are first traded ex-distribution, to the VWAP of such securities over the period comprising the three first Trading Days included in such ten Trading Days’ period and on which such securities are traded on the Trading Market in respect thereof, and

•

in all other cases (delivery of securities not listed on a Trading Market or listed on fewer than three Trading Days within the ten Trading Days’ period mentioned above or distribution of assets or the value of the securities or the assets not being capable of being determined in accordance with the foregoing), the value of the securities or the assets delivered per Share shall be determined by an independent expert of international reputation appointed by the Company, which may include the Calculation Agent acting for this purpose in such capacity (as may be agreed at the relevant time between the Company and the Calculation Agent), appointed from time to time by the Company at its own expense (the “Independent Expert”).

5.

In case of a free allocation to shareholders of securities, other than Shares and subject to paragraph 1(b) above, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to:

(a)

if the rights to the free allocation of securities are listed on a Trading Market, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation + value of the right to free allocation

Share price ex-right to free allocation

For the calculation of this ratio:

•

the value of the Share price ex-right of free allocation will be equal to the VWAP of the Shares over the period comprising the first ten Trading Days starting on the Trading Day on which the Shares are first traded ex-right of free allocation;

•	the value of the right to free allocation will be equal to the VWAP of the right to free allocation over the ten Trading Days’ period referred to above.

If the right to free allocation is not traded on the Trading Market in respect thereof on each of the ten Trading Days referred to above, its value will be determined by an Independent Expert instead.

(b)

if the right to free allocation of securities are not listed on a Trading Market or the value of the right to free allocation cannot be determined as provided in (a) above, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation

+ Value of that/those security(ies) allocated per Share

Share price ex-right to free allocation

For the calculation of this ratio:

•	the Share price ex-right to allocation will be determined as in paragraph (a) above;

•

if these securities are listed or are to be listed on a Trading Market within ten Trading Days starting from the Trading Day on which the Shares are first traded ex-distribution, the value of the securities allocated per Share will be equal to the VWAP of these securities listed on such Trading Market over the period comprising the three first Trading Days included in this ten Trading Days’ period and on which such securities are traded on such Trading Market. If the allocated securities are not so traded on such Trading Market on at least three Trading Days during such Trading Days’ period, the value of these securities will be determined by an Independent Expert.

6.

In case of an absorption of the Company by another company (fusion par absorption) or a merger with one or more companies resulting in the incorporation of a new company(fusion par création d’une nouvelle société), a spin-off or division (scission) of the Company, the exercise of the First Pre-Funded Warrants will allow allocation of shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off.

The new Exercise Ratio will be determined by the Calculation Agent (if the Calculation Agent determines in its sole discretion it is capable of making such adjustment) or (otherwise) by an Independent Expert by multiplying the Exercise Ratio applicable before the start of the contemplated Transaction by the exchange ratio of the Shares against the shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off. These companies will be fully subrogated to the Company’s rights and obligations towards the Holders.

7.

In case of a buyback of the Company of its own Shares at a price higher than the stock exchange price, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the buyback and the following ratio:

Share price x (1-Pc%)

Share price – Pc% x Buyback price

For the calculation of this ratio:

•	Share price means the VWAP of the Shares over the period comprising the three last Trading Days preceding the buyback (or the ability of buyback):

•	Pc% means the percentage of total share capital repurchased; and

•	Buyback price means the effective buyback price.

8.

In case of amortization of the share capital of the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio on the date before the start of the contemplated Transaction and of the following ratio:

Value of a Share before amortization

Value of a Share before amortization—amount of the amortization per Share

For the calculation of the ratio, the Share value before amortization will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the Trading Day on which the Shares are first traded ex-amortization.

9.

(a) In case of a change in the allocation of profits and/or creation of new preferred shares resulting in such modification by the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the contemplated Transaction and the following ratio:

Share price before modification

Share price before modification—reduction per Share of the right to profits.

For the calculation of this ratio:

•	the Share price before modification means the VWAP of the Shares over the period comprising the last three Trading Days preceding the date of modification;

•	the reduction by Share on the right to profits will be determined by an Independent Expert and will be submitted to the approval of the Holders’ General Meeting (as defined in Condition 7).

If however these preferred Shares are issued with shareholders’ preferential subscription rights or by free distribution of First Pre-Funded Warrants to subscribe to such preferred shares, the new Exercise Ratio will be adjusted in accordance to paragraphs 1 or 5 above, as applicable.

(b)	in case of creation of preferred shares without a modification in the distribution of profits, the adjustment of the Exercise Ratio that would be necessary will be determined by an Independent Expert.

If the Company were to carry out transactions where an adjustment had not been completed under paragraphs 1 to 9 above, and a later law or regulations require an adjustment, the Company shall undertake such adjustment in accordance with the law or regulations then applicable and the market practice observed in France.

(b)	Retroactive Adjustments

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares required to be delivered pursuant to any exercise of First Pre-Funded Warrants (and whether such Record Date falls prior to, on or after the Exercise Date), the holder of such First Pre-Funded Warrants will have no right to participate in, and will have no right to indemnification in respect of, such transaction subject to their right to an adjustment of the Exercise Ratio until the delivery date of the Shares (exclusive).

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares (other than Additional Shares) required to be delivered pursuant to any exercise of First Pre-funded Warrants (and whether such Record Date falls prior to, on or after the Exercise Date) in circumstances where the Exercise Ratio in effect as of the relevant Exercise Date does not reflect the relevant adjustment in respect of such transaction, the Company will deliver to the relevant holder of such First Pre-Funded Warrants such number (as determined by the Calculation Agent) of additional Shares (the “Additional Shares”), as, together with the number of Shares required to be delivered based on the Exercise Ratio in effect on the Exercise Date (including for this purpose any fraction of a Share not delivered pursuant to Condition 4), is equal to such number of Shares as would have been required to be delivered had the Exercise Ratio adjusted in respect of such transaction been in effect on such Exercise Date.

The relevant holder of such First Pre-Funded Warrants will receive delivery of the Additional Shares (i) on or prior to the Exercised Shares Delivery Date or (ii) if the number of Additional Shares could not be determined by the Calculation Agent in time for such delivery to be made on or prior to the Exercised Shares Delivery Date, as soon as practicable after such determination is made.

(c)	Notification of Adjustments

In the event of an adjustment, the new exercise conditions will be brought to the prompt attention of the Holders pursuant to Condition 13 within three (3) Business Days of the effectiveness of the adjustment.

The Company’s Board of Directors will report the calculation and results of any adjustment in the annual report following such adjustment.

6.	Form, Title and Transfer of First Pre-Funded Warrants

The First Pre-Funded Warrants will be held in dematerialized bearer form (au porteur) in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

Subject to compliance with any applicable securities laws, the First Pre-Funded Warrants are freely negotiable.

First Pre-Funded Warrants shall not be listed on Euronext Paris or on any other stock exchange.

Title to the First Pre-Funded Warrants held by the Holders will be established and evidenced in accordance with Articles L.211-3 and R.211-1 of the French Monetary and Financial Code by book-entries (inscription en compte). No physical document of title (including certificats représentatifs pursuant to Article R.211-7 of the French Monetary and Financial Code) will be issued in respect of the First Pre-Funded Warrants.

The First Pre-Funded Warrants will, upon issue, be inscribed in the books of Euroclear France SA (“Euroclear France”), which shall credit the accounts of the intermediary institution entitled to hold, directly or indirectly, accounts on behalf of its customers with Euroclear France, and includes the depositary bank for Clearstream Banking, S.A. and Euroclear Bank SA/NV. In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, title to the First Pre-Funded Warrants shall be evidenced by entries in the books of such intermediary institutions, and transfer of the First Pre-Funded Warrants may only be effected through registration of the transfer in their books.

7.	Representation of Holders

The Holders will be grouped automatically in a collective group with legal personality (the “Masse”) to defend their common interests.

The Masse will be governed by the provisions of the French Commercial Code (with the exception of the provisions of Article L.228-48 thereof), subject to the following provisions:

The Masse will be a separate legal entity by virtue of Article L.228-103 of the French Commercial Code, acting in part through a representative (the “Representative”) elected by the Holders’ General Meeting (as defined hereafter) and in part through a holders’ general meeting (the “Holders’ General Meeting”).

The Masse alone, to the exclusion of all individual Holders, shall exercise the common rights, actions and benefits which now or in the future may accrue with respect to the First Pre-Funded Warrants. The Holders’ General Meeting shall be called upon to authorize any changes to the Terms and Conditions of the First Pre-Funded Warrants and to approve any decision that has an impact on the conditions for subscription of the First PFW Shares determined within the scope of these Terms and Conditions of the First Pre-Funded Warrants.

In accordance with Articles L. 228-59 and R. 228-67 of the French Commercial Code, notice of date, hour, place and agenda of any Holders’ General Meeting will be given by way of a press release published by the Company which will also be posted on its website (www.dbv-technologies.com) not less than fifteen (15) calendar days prior to the date of such general meeting on first notice, and five (5) calendar days on second notice.

Each Holder has the right to participate in a Holders’ General Meeting in person, by proxy, by correspondence and, in accordance with Article L. 228-61 of the French Commercial Code by videoconference or by any other means of telecommunication allowing the identification of participating Holders, as provided mutatis mutandis by Article R. 223-30-1 of the French Commercial Code.

Decisions of the Holders’ General Meetings once approved will be published by way of a press release posted by the Company on its website (www.dbv-technologies.com).

8.	Calculation Agent, Independent Expert

The Company has appointed Conv-Ex Advisors Limited as calculation agent (the “Calculation Agent”).

The Company reserves the right at any time to modify or terminate the appointment of the Calculation Agent and/or appoint a substitute Calculation Agent or approve any change in the office through which such agent acts, provided that, so long as any First Pre-Funded Warrant is outstanding, there will at all times be a Calculation Agent.

The Calculation Agent is acting exclusively as an agent for, and upon request from, the Company. Neither the Calculation Agent (acting in such capacity) nor any Independent Expert appointed in connection with the First Pre-Funded Warrants (acting in such capacity), shall have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) nor any Independent Expert appointed as aforesaid (to the fullest extent permissible by law) shall be liable nor shall they incur any liability as against, the Holders, the Representative and (in the case of adjustments, calculations and determinations performed by an Independent Expert) the Calculation Agent.

The Calculation Agent may, subject to the provisions of the calculation agency agreement to be entered into between the Company and the Calculation Agent at the latest on the Issue Date, consult on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall be able to rely upon, and it shall not be liable and shall incur no liability as against the Company, the Representative or the Holders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If any doubt shall arise as to whether an adjustment is to be made to the Exercise Ratio or as to the appropriate adjustment to the Exercise Ratio, or as to any determination specified to be made by the Calculation Agent in these Terms and Conditions, and following consultation between the Company, the Calculation Agent and an Independent Expert, a written opinion of such Independent Expert in respect thereof shall be conclusive and binding on the Company, the Holders, the Registrar and the Calculation Agent, save in the case of wilful default, bad faith or manifest error.

9.	Suspension of the ability to exercise the First Pre-Funded Warrants

In case of a capital increase, absorption, merger, spin-off or issue of new Shares or securities giving access to the share capital, or any other financial transaction involving a preferential subscription right or reserving a priority subscription period for the benefit of the Company’s shareholders, the Company will be entitled to suspend the exercise of the First Pre-Funded Warrants for a period that may not exceed the shorter of three months or any other required period set by the applicable regulations. Notwithstanding anything contained herein, in the case of a suspension under this Condition 9 the first day of which falls during the period of 120 days prior to the day which (but for the operation of this Condition 9) would be the last day of the Exercise Period, the Exercise Period shall be automatically extended for the same duration as the period of suspension. The Company’s decision to suspend the ability to exercise the First Pre-Funded Warrants will be published (to the extent that such publication is required under French law or any other form of communication compliant with applicable regulations) in the Bulletin des annonces légales obligatoires. This notice will be published at least seven (7) calendar days (so long as required by French law) before the suspension becomes effective and will indicate the dates on which the suspension exercise of the First Pre-Funded Warrants will begin and end. At the same time, this information will also be the object of a notice published by the Company pursuant to Condition 13 and (if the rules of the Trading Market so require) a notice published by the Trading Market.

10.	Modification of the rules for profit distribution, capital amortization, modification of the legal form or corporate purpose of the Company - reduction of the Company’s share capital due to losses

Pursuant to the provisions of Article L. 228-98 of the French Commercial Code and to the extent not already covered by the provisions of Condition 5(a):

(i)	the Company may modify its form or corporate purpose without the approval of the Holders’ General Meeting;

(ii)

the Company may, without requesting the approval of the Holders’ General Meeting, amortize its share capital, modify the allocation of its profits or issue preferred shares, as long as there are outstanding/unexercised First Pre-Funded Warrants, provided that it has taken the necessary measures to preserve the rights of the Holders (see Condition 5 above);

(iii)

in case of a reduction in the Company’s share capital motivated by losses and carried out by reducing the nominal amount or the number of Shares making up the share capital, the rights of the Holders will be reduced accordingly, as if they had exercised the First Pre-Funded Warrants before the date on which the capital reduction became effective. In case of a reduction in the Company’s share capital by reducing the number of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio in force before the reduction in the number of Shares and the ratio of the number of Shares outstanding to the number of shares and the following ratio:

Number of Shares forming the share capital after the transaction

Number of Shares forming the share capital before the transaction

11.	New issues and assimilation

The Company may issue other warrants fungible with (assimilable) the First Pre-Funded Warrants. To the extent that these similar (assimilable) warrants and the First Pre-Funded Warrants will confer identical rights in all respects and that the terms and conditions of those warrants are identical to these of the First Pre-Funded Warrants, the Holders and the holders of those warrants will be regrouped in a single masse for the defense of their common interests.

12.	Absence of restriction in the Company’s by-laws on the free negotiability of the First Pre-Funded Warrants and the First PFW Shares to be issued upon exercise

Nothing in the Company’s by-laws’ provisions restricts the free negotiability of the First Pre-Funded Warrants and the Shares comprising the Company’s share capital.

13.	Notices

Except as otherwise provided herein, notices to Holders will be given by means of a notice posted on the Company’s website (www.dbv-technologies.com).

14.	Taxes

The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable under French laws with respect to the issue and delivery of First PFW Shares upon exercise of the First Pre-Funded Warrants.

15.	Successor and Assigns

These Terms and Conditions of the First Pre-Funded Warrants shall be binding upon and inure to the benefit of the Holders and their assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company’s assets (including by way of contribution, spin-off or partial spin-off). The Company may not assign the First Pre-Funded Warrants or any rights or obligations hereunder without the prior written consent of each Holder.

16.	Third Party Rights

These First Pre-Funded Warrants confer no right on any person other than the Holder thereof to enforce any of these Terms and Conditions of the First Pre-Funded Warrants or any other term of these First Pre-Funded Warrants.

17.	Governing Law

These Terms and Conditions of the First Pre-Funded Warrants shall be interpreted, governed by and construed in accordance with the law of France.

Any suit, action or proceeding arising out of or based upon the First Pre-Funded Warrants or the transactions contemplated by these Terms and Conditions of the First Pre-Funded Warrants will be submitted to the exclusive jurisdiction of the Paris court of economical activities (Tribunal des activités économiques de Paris), and, to the extent permitted by law, the Company and the Holders irrevocably waive any objection it may now or hereafter have to personal jurisdiction the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Appendix A

Form of Exercise Notice

To: [Registrar]

Attention: [•]

Copy to: Company

Attention: Finance Department—DBV [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

EXERCISE NOTICE

Reference is made to the First Pre-Funded Warrants (ISIN code: FR001400YM75), issued on April 7, 2025, by DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros [•] and having its registered office at 107 avenue de la République, 92320 Châtillon, France (the “Company”).

Unless otherwise expressly defined herein, the terms in this Exercise Notice shall have the meaning set forth in the Terms and Conditions of the First Pre-Funded Warrants.

The undersigned, [•], residing [•], having a full knowledge of the Company’s by-laws and the Terms and Conditions of the First Pre-Funded Warrants, benefitting from the cancellation of the preferential subscription right, and, in accordance with and pursuant to the terms of the First Pre-Funded Warrants, it being understood and agreed that one First Pre-Funded Warrant is exercisable for such number of Shares as is determined by the Calculation Agent in accordance with Condition 4 based on the Exercise Ratio in effect on the Exercise Date, the undersigned hereby elects to exercise [LETTERS] ([NUMBERS]) First Pre-Funded Warrants out of the ___________________ First Pre-Funded Warrants held by the undersigned.

As a result of the above, the undersigned:

•	hereby subscribes to the number of First PFW Shares calculated in accordance with the Conditions in respect of this exercise (the “Exercised Shares”),

•

pays in whole and immediately an Aggregate Exercise Price (as defined in Condition 2(b)) amounting to €[LETTERS] (€[NUMBERS])[5] by wire transfer of immediately available funds in Euros to on the account number [•] open in the name of the Company at Registrar, bank code [•], guichet code [•], RIB key [•], Swift [•], IBAN [•] of the corresponding amount;

Pursuant to Condition 2(e), on the Exercised Shares Delivery Date, the Exercised Shares will be credited6:

[5]	Per the definition thereof, the Aggregate Exercise Price is equal to the product (rounded up to the nearest whole multiple of €0.01) of:

(A) Euro 0.01 (being the Exercise Price per First Pre-Funded Warrant); and

(B) the number of First Pre-Funded Warrants being exercised pursuant to this Exercise Notice.

[6]	Please modify according to your choice.

(i)	to the undersigned’s securities account opened in the name of the undersigned with the Registrar, or

(ii)	to the following undersigned’s securities account [•].

Subscription Date:________________________________

Name:________________________________________

By:________________________

Name:_____________________

Title:_______________________

Dated:_____________________

The Company hereby acknowledges the above exercise notice and has, in reliance on the information regarding beneficial ownership of the Holder and the Attribution Parties provided by the Holder, determined that the exercise would not violate Condition 2(f).

By:________________________

Name:_____________________

Title:_______________________

Dated:_____________________

Appendix B

Form of acknowledgement by the Registrar

To: [Holder]

Attention: [•]

Copy to: Company

Attention: [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

The Registrar hereby acknowledges this Exercise Notice attached hereto.

Date: ____________________________________

By: _______________________________________

Name: ____________________________________

Title: ______________________________________

[EXHIBIT C

TERMS AND CONDITIONS OF THE BS WARRANTS]

NEITHER THE BS WARRANTS NOR THE SECOND PRE-FUNDED WARRANTS INTO WHICH THESE BS WARRANTS ARE EXERCISABLE NOR THE SECOND PFW SHARES INTO WHICH THESE SECOND PRE-FUNDED WARRANTS ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, UNTIL THE BS WARRANTS, THE SECOND PRE-FUNDED WARRANTS AND THE SECOND PFW SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS OF THE BS WARRANTS

THESE TERMS AND CONDITIONS OF THE BS WARRANTS DO NOT CONSTITUTE A CERTIFICATE REPRESENTING THE BS WARRANTS. IN ACCORDANCE WITH FRENCH LAW, THE BS WARRANTS ARE FULLY DEMATERIALIZED.

DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros 10,285,886.80 and having its registered office at 107 avenue de la République, 92320 Châtillon (the “Company”), hereby issues by decisions of the Board of Directors and, upon subdelegation, of the Chief Executive Officer (Directeur Général) acting pursuant to the power delegated by the Company’s shareholders at the general meeting held on May 16, 2024, in its 24th resolution, to the Investors named in the Subscription Agreements (as defined herein) and in accordance with the terms thereof, on the Issue Date, an aggregate of 34,090,004 ABSAs (as defined herein) and aggregate of 71,005,656 units (the “PFW-BS-PFWs”), each PFW-BS-PFW consisting of (i) one bon de souscription d’actions préfinancé (a “First Pre-Funded Warrant”) to subscribe initially for one (1) Share (as defined herein) per First Pre-Funded Warrant and (ii) one warrant (a “BS Warrant”) to purchase one (1) bon de souscription d’actions préfinancé (a “Second Pre-Funded Warrant”) allowing to subscribe initially for one point seventy five (1.75) Shares per Second Pre-Funded Warrant (the “Second PFW Shares”) in accordance with the Terms and Conditions of the Second Pre-Funded Warrants (as defined herein), at such exercise price and otherwise on such terms and conditions as are set out herein (the “Terms and Conditions of the BS Warrants” or the “Conditions”). The BS Warrants shall not be admitted to trading on any stock exchange or trading market. The BS Warrants shall be admitted to the operations of Euroclear France SA. Each one (1) BS Warrant is exercisable for one (1) Second Pre-Funded Warrant (the “BS Exercise Ratio”) for a price per Second Pre-Funded Warrant equal to the Exercise Price (as defined herein).

1.	INTERPRETATION

For the purposes of these Conditions, unless the context otherwise requires, the following words shall have the meaning set out opposite them:

“ABSAs”	has the meaning ascribed to this term in the Subscription Agreement;

“Admission”	means admission to trading on the Trading Market, and the terms “Admit” and “Admitted” shall be construed accordingly;

“Aggregate Exercise Price”	has the meaning given in Condition 2(c);

“BS Exercise Ratio”	has the meaning given in the introduction;

“BS Warrants”	has the meaning given in the introduction;

“Business Day”	means a weekday, other than a Saturday, Sunday, U.S. federal holiday or a day on which banks in Paris, France or The City of New York are authorized or required by law to be closed to the public;

“Calculation Agent”	has the meaning given in Condition 7;

“Company”	has the meaning given in the introduction;

“Euroclear France”	has the meaning given in Condition 3(c);

“Euronext Paris”	means the regulated market of Euronext Paris S.A. (or any successor thereto) in Paris;

“Exercise Date”	means (i) in relation to any exercise of these BS Warrants which occurs during the period from and including the VITESSE Positive Results to and including the last day of the Exercise Period, the last day of the Exercise Period and (ii) in relation to any other exercise of these BS Warrants, the Request Date;

“Exercise Notice”	has the meaning given in Condition 2(c);

“Exercise Period”	has the meaning given in Condition 2(a);

“Exercise Period of the Second Pre-Funded Warrants”	means the “Exercise Period” as such term is defined in the Terms and Conditions of the Second Pre-Funded Warrants;

“Exercised PFW Delivery Date”	has the meaning given in Condition 2(e);

“Exercise Price”	has the meaning given in Condition 2(b);

“Exercise Ratio of the Second Pre-Funded Warrants”	means the “Exercise Ratio” as such term is defined in the Terms and Conditions of the Second Pre-Funded Warrants;

“First Pre-Funded Warrants”	has the meaning given in the introduction;

“French Commercial Code”	means the French Code de Commerce;

“French Monetary and Financial Code”	means the French Code monétaire et financier;

“Holder”	means any Person who has title to these BS Warrants;

“Initial PFW Exercise Ratio”	has the meaning given in Condition 4;

“Investor”	means the investor(s) purchasing BS Warrants pursuant to the Subscription Agreements;

“Issue Date”	means the date of issue of these BS Warrants, being on or about April 7, 2025;

“Person(s)”	means an individual or a corporation, a general or limited partnership, a trust, an incorporated or unincorporated association, a joint venture, a limited liability company, a limited liability partnership, a joint stock company, a government (or any agency or political subdivision thereof) or any other entity of any kind;

“Reference Date”	has the meaning given in Condition 4;

“Registrar”	means the registrar of the BS Warrants on behalf of the Company from time to time as specified in writing by the Company to the Holders of the BS Warrants and, as of the Issue Date, currently Société Générale Securities Services;

“Request Date”	means, in relation to any exercise of these BS Warrants, the date on which the Aggregate Exercise Price for the BS Warrants is received by the Registrar, together with a copy of a duly completed Exercise Notice in accordance with Conditions 2(c) and 2(d);

“Second PFW Shares”	has the meaning given in the introduction;

“Second Pre-Funded Warrants”	has the meaning given in the introduction;

“Shares”	means the ordinary shares with a nominal value of Euro 0.10 each in the share capital of the Company;

“Subscribed Second Pre-Funded Warrants”	has the meaning given in Appendix A;

“Subscription Agreement”	means each of the securities purchase agreements dated March 27, 2025 by and between the Company and each of the Investors thereto pursuant to which the ABSAs and the PFW-BS-PFWs are issued by the Company and purchased by the Investors;

“Terms and Conditions of the BS Warrants”	has the meaning given in the introduction;

“Terms and Conditions of the Second Pre-Funded Warrants”	has the meaning given in Condition 3(b);

“Trading Market”	means (i) Euronext Paris, or (ii) if the Shares (or, as applicable, any other securities referred to in Condition 5) are no longer admitted to trading on Euronext Paris at the relevant time, the principal stock exchange or market on which the Shares (or, as applicable, such other securities) are admitted to trading at such time;

“VITESSE Positive Results”	means the publication by the Company of a press release announcing that the ongoing VITESSE trial of VIASKIN peanut in 4-7 year old (NCT05741476) met the primary endpoint defined in the VITESSE study protocol, it being specified that (i) the primary measure of treatment effect will be the difference in response rates at Month 12 between active and placebo treatment groups, (ii) the primary analysis will be based on a 2-sided confidence interval (“CI”) for the difference in response rates and (iii) the primary analysis must be positive according to the success criterion (lower bound of the 2-sided 95% CI of the difference in response rates ≥15%).

Condition headings are included for the convenience of the parties only and do not affect the interpretation of the BS Warrants.

2.	Exercise

(a)	Exercise Period

Subject to the conditions and limitations specifically provided herein, the BS Warrants may be exercised by their Holder, in whole or (subject always to exercising a whole number of BS Warrants) in part, in one or more instances, for cash, at any time and from time to time on any Business Day during the period commencing on (and including) the Issue Date to (and including) the earlier of (i) April 7, 2027 and (ii) 30 days following the VITESSE Positive Results (as may be extended pursuant to Condition 8, the “Exercise Period”).

Any BS Warrant which has not been exercised on or prior to the last day of the Exercise Period shall become null and void and the rights of the Holder to exercise such BS Warrant shall lapse.

The Company will notify, without delay, the Holders of the occurrence of the VITESSE Positive Results pursuant to Condition 11.

(b)	Exercise Price

Each one (1) BS Warrant is exercisable for one (1) Second Pre-Funded Warrants at a price equal to, in respect of each BS Warrant, €1.5764 (the “Exercise Price”), subject to paragraph (c) below.

(c)	Terms of exercise

In order to exercise the BS Warrants, the Holder through its intermediary shall at any time during the Exercise Period (i) send by email to the Registrar [***], a notice, with a copy to the Calculation Agent, to the attention of the Calculation Agency Team [***] and the Company, to the attention of the [***] or such other Company representatives as identified by the Company, in the form of the exercise notice (bulletin de souscription) set forth in Appendix A (each an “Exercise Notice”), of the Holder’s election to exercise the BS Warrants, which Exercise Notice shall specify the number of BS Warrants it holds before exercise, the number of BS Warrants to be exercised, and (ii) within two (2) Business Days of the sending of the Exercise Notice, make payment to the Registrar for the account of the Company of an amount equal to the product (rounded up to the nearest whole multiple of €0.01) of (i) the Exercise Price and (ii) the number of BS Warrants being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds in Euros as set forth in Condition 2(e) below. If the Exercise Notice or, as the case may be, the Aggregate Exercise Price is received by the Registrar on a day which is not a Business Day or after 5.00 p.m., Paris time on any

Business Day, such Exercise Notice or, as the case may be, the Aggregate Exercise Price shall be deemed to have been received by the Registrar on the immediately following Business Day. For the avoidance of doubt, the Holder may exercise some or all of its BS Warrants in one or several times within the Exercise Period, it being specified that each BS Warrant shall be exercised only once. No ink-original Exercise Notice shall be required, nor shall any type of guarantee or notarization of any Exercise Notice be required. The Aggregate Exercise Price shall be received no later than two (2) Business Days of the sending of the Exercise Notice.

(d)	Confirmation of Exercise

Upon receipt by the Registrar of an Exercise Notice and the corresponding Aggregate Exercise Price in accordance with Condition 2(c), the Registrar shall as soon as practicable, but in no event later than 5:00 p.m. Paris time, on the second Business Day immediately following the Exercise Date, send, by facsimile transmission or by email, with a copy to the Company and the Calculation Agent, a confirmation of receipt of such Aggregate Exercise Price (if applicable) and Exercise Notice in the form of the notice at Appendix B to the Holder through its intermediary.

(e)	Issue of Second Pre-Funded Warrant Upon Exercise

In the event of any exercise of the rights represented by the BS Warrants in accordance with Condition 2(c), the Company shall issue to the Holder the Second Pre-Funded Warrants to which the Holder thereby becomes entitled on or with effect from the Exercise Date. In such event, the Company shall cause the Registrar to, on or before the fourth Business Day following the Exercise Date (the “Exercised PFW Delivery Date”), credit such aggregate number of Second Pre-Funded Warrants to which the Holder shall be entitled to and as notified in the Exercise Notice to the Holder’s securities account opened in the name of the Holder with any financial intermediary and indicated in the Exercise Notice.

The Company’s obligation to issue Second Pre-Funded Warrants upon exercise of the BS Warrants shall not be subject to (i) any set-off or defense or (ii) any claims against any holder of BS Warrants however arising.

3.	Second Pre-Funded Warrants

(a)	Form of Second Pre-Funded Warrants

The Second Pre-Funded Warrants will be held in dematerialized bearer form (au porteur) in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

(b)	Rights Attached to the Second Pre-Funded Warrants

Upon issue, Second Pre-Funded Warrants issued pursuant to an Exercise Notice will grant the rights set out in the terms and conditions of the Second Pre-Funded Warrants reproduced in Appendix C (the “Terms and Conditions of the Second Pre-Funded Warrants”).

The number of Shares for which any Second Pre-Funded Warrant will be exercisable at any time during the Exercise Period of the Second Pre-Funded Warrant (being the Exercise Ratio of the Second Pre-Funded Warrant) will initially be equal to the Initial PFW Exercise Ratio (as defined in Condition 4) in effect on the date of issuance of such Second Pre-Funded Warrant, and will be subject to adjustment from time to time in accordance with the Terms and Conditions of the Second Pre-Funded Warrants.

As set out in the Terms and Conditions of the Second Pre-Funded Warrants, the price per each Second Pre-Funded Warrant shall be pre-funded to the Company upon exercise of each BS Warrant (except for a portion of the exercise price of Euro 0.0175 per Second Pre-Funded Warrant payable upon exercise thereof).

For the avoidance of doubt, all the Second Pre-Funded Warrants issued as a result of the exercise of BS Warrants by the Holders will be fungible (assimilables) and form a single series as from their dates of issue and their holders will be grouped in a single masse for the defense of their common interests.

(c)	Transfer of Second Pre-Funded Warrants

Subject to compliance with any applicable securities laws, the Second Pre-Funded Warrants are freely negotiable and transferable as from the date of their entry in a securities account.

Second Pre-Funded Warrants shall not be listed on Euronext Paris or on any other stock exchange.

Title to the Second Pre-Funded Warrants held by the Holders will be established and evidenced in accordance with Articles L.211-3 and R.211-1 of the French Monetary and Financial Code by book-entries (inscription en compte). No physical document of title (including certificats représentatifs pursuant to Article R.211-7 of the French Monetary and Financial Code) will be issued in respect of the Second Pre-Funded Warrants.

The Second Pre-Funded Warrants will, upon issue, be inscribed in the books of Euroclear France SA (“Euroclear France”), which shall credit the accounts of the intermediary institution entitled to hold, directly or indirectly, accounts on behalf of its customers with Euroclear France, and includes the depositary bank for Clearstream Banking, S.A. and Euroclear Bank SA/NV. In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, title to the Second Pre-Funded Warrants shall be evidenced by entries in the books of such intermediary institutions, and transfer of the Second Pre-Funded Warrants may only be effected through registration of the transfer in their books.

4.	Adjustment of Initial PFW Exercise Ratio and notice of adjustments to the Initial PFW Exercise Ratio

During the period from and including the Issue Date to but excluding the Exercised PFW Delivery Date, in the event of the occurrence of an adjustment event as described in the Terms and Conditions of the Second Pre-Funded Warrants, the Calculation Agent will make all necessary adjustments to the Initial PFW Exercise Ratio in accordance with the Terms and Conditions of the Second Pre-Funded Warrants as if the Second Pre-Funded Warrants had been issued on the Issue Date and the Terms and Conditions of the BS Warrants shall be construed as taking into account any such adjustments, all in accordance with and subject to the definition of “Initial PFW Exercise Ratio”. Irrespective of their dates of issue, all the Second Pre-Funded Warrants shall at all time have the same terms and conditions (in particular the Initial PFW Exercise Ratio) and have their terms adjusted in the same manner.

The “Initial PFW Exercise Ratio” in effect on any date (the “Reference Date”) means:

(a)

if any other Second Pre-Funded Warrant was issued prior to such Reference Date (and is outstanding on such Reference Date): the Exercise Ratio of such other Second Pre-Funded Warrant in effect on such Reference Date; or

(b)

in any other case: one point seventy five (1.75) Second PFW Shares, subject (during the period from the Issue Date (being the date of issuance of the BS Warrants) to (but excluding) such Reference Date) to adjustment from time to time by applying mutatis mutandis to the Initial PFW Exercise Ratio then in effect Condition 5 and Condition 10 of the Terms and Conditions of the Second Pre-Funded Warrants as if references therein to the Exchange Ratio were references to the Initial PFW Exercise Ratio, and assuming for this purpose that the date of issuance of the Second Pre-Funded Warrants is the Issue Date (being the date of issuance of the BS Warrants), all as determined by the Calculation Agent.

For the avoidance of doubt, (i) the Initial PFW Exercise Ratio in effect as of the Issue Date (being the date of issuance of the BS Warrants) is one point seventy five (1.75) Second PFW Shares and (ii) the BS Exercise Ratio will not be adjusted or modified pursuant to this Condition.

In the event of any adjustment to the Initial PFW Exercise Ratio in accordance with the definition thereof, the adjusted Initial PFW Exercise Ratio will be brought to the prompt attention of the Holders in accordance with Condition 11 within three (3) Business Days of the effectiveness of the adjustment.

5.	Form, Title and Transfer of BS Warrants

The BS Warrants will be in dematerialized bearer form (au porteur) in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

Subject to compliance with any applicable securities laws, the BS Warrants are freely negotiable.

BS Warrants shall not be listed on Euronext Paris or on any other stock exchange.

Title to the BS Warrants held by the Holders will be established and evidenced in accordance with Articles L.211-3 and R.211-1 of the French Monetary and Financial Code by book-entries (inscription en compte). No physical document of title (including certificats représentatifs pursuant to Article R.211-7 of the French Monetary and Financial Code) will be issued in respect of the BS Warrants.

The BS Warrants will, upon issue, be inscribed in the books of Euroclear France, which shall credit the accounts of the intermediary institution entitled to hold, directly or indirectly, accounts on behalf of its customers with Euroclear France, and includes the depositary bank for Clearstream Banking, S.A. and Euroclear Bank SA/NV. In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, title to the BS Warrants shall be evidenced by entries in the books of such intermediary institutions, and transfer of the BS Warrants may only be effected through registration of the transfer in their books.

6.	Representation of Holders

The Holders will be grouped automatically in a collective group with legal personality (the “Masse”) to defend their common interests.

The Masse will be governed by the provisions of the French Commercial Code (with the exception of the provisions of Article L.228-48 thereof), subject to the following provisions:

The Masse will be a separate legal entity by virtue of Article L.228-103 of the French Commercial Code, acting in part through a representative (the “Representative”) elected by the Holders’ General Meeting (as defined hereafter) and in part through a holders’ general meeting (the “Holders’ General Meeting”).

The Masse alone, to the exclusion of all individual Holders, shall exercise the common rights, actions and benefits which now or in the future may accrue with respect to the BS Warrants. The Holders’ General Meeting shall be called upon to authorize any changes to these Terms and Conditions of the BS Warrants and to approve any decision that has an impact on the conditions for subscription of the Second Pre-Funded Warrants determined within the scope of these Terms and Conditions of the BS Warrants.

In accordance with Articles L. 228-59 and R. 228-67 of the French Commercial Code, notice of date, hour, place and agenda of any Holders’ General Meeting will be given by way of a press release published by the Company which will also be posted on its website (www.dbv-technologies.com) not less than fifteen (15) calendar days prior to the date of such general meeting on first notice, and five (5) calendar days on second notice.

Each Holder has the right to participate in a Holders’ General Meeting in person, by proxy, by correspondence and, in accordance with Article L. 228-61 of the French Commercial Code by videoconference or by any other means of telecommunication allowing the identification of participating Holders, as provided mutatis mutandis by Article R. 223-30-1 of the French Commercial Code.

Decisions of the Holders’ General Meetings once approved will be published by way of a press release posted by the Company on its website (www.dbv-technologies.com).

7.	Calculation Agent, Independent Expert

The Company has appointed Conv-Ex Advisors Limited as calculation agent (the “Calculation Agent”).

The Company reserves the right at any time to modify or terminate the appointment of the Calculation Agent and/or appoint a substitute Calculation Agent or approve any change in the office through which such agent acts, provided that, so long as any BS Warrant is outstanding, there will at all times be a Calculation Agent.

The Calculation Agent is acting exclusively as an agent for, and upon request from, the Company. The Calculation Agent (acting in such capacity) shall not have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) be liable or incur any liability as against, the Holders and the Representative.

The Calculation Agent may, subject to the provisions of the calculation agency agreement to be entered into between the Company and the Calculation Agent at the latest on the Issue Date, consult on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall be able to rely upon, and it shall not be liable and shall incur no liability as against the Company, the Representative or the Holders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If any doubt shall arise as to whether an adjustment is to be made to the Initial PFW Exercise Ratio or as to the appropriate adjustment to the Initial PFW Exercise Ratio, or as to any determination specified to be made by the Calculation Agent in these Terms and Conditions, and following consultation between the Company, the Calculation Agent and an independent expert of international reputation appointed by the Company, a written opinion of such independent expert in respect thereof shall be conclusive and binding on the Company, the Holders, the Registrar and the Calculation Agent, save in the case of willful default, bad faith or manifest error.

8.	Suspension of the ability to exercise the BS Warrants

In case of a capital increase, absorption, merger, spin-off or issue of new Shares or securities giving access to the share capital, or any other financial transaction involving a preferential subscription right or reserving a priority subscription period for the benefit of the Company’s shareholders, the Company will be entitled to suspend the exercise of the BS Warrants for a period that may not exceed the shorter of three months or any other required period set by the applicable regulations. Notwithstanding anything contained herein, in the case of a suspension under this Condition 8 the first day of which falls during the period of 120 days prior to the day which (but for the operation of this Condition 8) would be the last day of the Exercise Period, the Exercise Period shall be automatically extended for the same duration as the period of suspension. The Company’s decision to suspend the ability to exercise the BS Warrants will be published (to the extent that such publication is required under French law or any other form of communication compliant with applicable regulations) in the Bulletin des annonces légales obligatoires. This notice will be published at least seven (7) calendar days (so long as required by French law) before the suspension becomes effective and will indicate the dates on which the suspension exercise of the BS Warrants will begin and end. At the same time, this information will also be the object of a notice published by the Company pursuant to Condition 11 and (if the rules of the Trading Market so require) a notice published by the Trading Market.

9.	New issues and assimilation

The Company may issue other warrants fungible with (assimilable) the BS Warrants. To the extent that those similar (assimilable) warrants and the BS Warrants will confer identical rights in all respects and that the terms and conditions of those warrants are identical these Terms and Conditions of the BS Warrants, the Holders and the holders of those warrants will be regrouped in a single masse for the defense of their common interests.

10.	Absence of restriction in the Company’s by-laws on the free negotiability of the BS Warrants and the Second Pre-Funded Warrants to be issued upon exercise

Nothing in the Company’s by-laws’ provisions restricts the free negotiability of the BS Warrants and the Second Pre-Funded Warrants.

11.	Notices

Except as otherwise provided herein, notices to Holders will be given by means of a notice posted on the Company’s website (www.dbv-technologies.com).

12.	Taxes

The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable under French laws with respect to the issue and delivery of Second Pre-Funded Warrants upon exercise of the BS Warrants.

13.	Successor and Assigns

These Terms and Conditions of the BS Warrants shall be binding upon and inure to the benefit of the Holders and their assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company’s assets (including by way of contribution, spin-off or partial spin-off). The Company may not assign the BS Warrants or any rights or obligations hereunder without the prior written consent of each Holder.

14.	Third Party Rights

These BS Warrants confer no right on any person other than the Holder thereof to enforce any of these Terms and Conditions of the BS Warrants or any other term of these BS Warrants.

15.	Governing Law

These Terms and Conditions of the BS Warrants shall be interpreted, governed by and construed in accordance with the law of France.

Any suit, action or proceeding arising out of or based upon the BS Warrants or the transactions contemplated by these Terms and Conditions of the BS Warrants will be submitted to the exclusive jurisdiction of the Paris court of economical activities (Tribunal des activités économiques de Paris), and, to the extent permitted by law, the Company and the Holders irrevocably waive any objection it may now or hereafter have to personal jurisdiction the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Appendix A

Form of Exercise Notice

To: [Registrar]

Attention: [•]

Copy to: Company

Attention: Finance Department—DBV [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

EXERCISE NOTICE

Reference is made to the BS Warrants (ISIN code: FR001400YM83), issued on April 7, 2025, by DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros [•] and having its registered office at 107 avenue de la République, 92320 Châtillon, France (the “Company”).

Unless otherwise expressly defined herein, the terms in this Exercise Notice shall have the meaning set forth in the Terms and Conditions of the BS Warrants.

The undersigned, [•], residing [•], currently holding [•] BS Warrants before exercise, having a full knowledge of the Company’s by-laws and the Terms and Conditions of the BS Warrants, benefitting from the cancellation of the preferential subscription right, and, in accordance with and pursuant to the terms of the BS Warrants, it being understood and agreed that one BS Warrant is exercisable for one Second Pre-Funded Warrant, the undersigned hereby elects to exercise [LETTERS] ([NUMBERS]) BS Warrants out of the ___________________ BS Warrants held by the undersigned.

As a result of the above, the undersigned:

•	hereby subscribes to [LETTERS] ([NUMBERS]) Second Pre-Funded Warrants (the “Subscribed Second Pre-Funded Warrants”),

•

pays in whole and immediately an Aggregate Exercise Price (as defined in Condition 2(b)) amounting to €[LETTERS] (€[NUMBERS])[7] by wire transfer of immediately available funds in Euros to on the account number [•] open in the name of the Company at Registrar, bank code [•], guichet code [•], RIB key [•], Swift [•], IBAN [•] of the corresponding amount.

Pursuant to Condition 2(e), on the Exercised PFW Delivery Date, the Exercised Second Pre-Funded Warrants will be credited to the following undersigned’s securities account [•].

Subscription Date:________________________________

[7]	Per the definition thereof, the Aggregate Exercise Price is equal to the product (rounded up to the nearest whole multiple of €0.01) of:

(C) Euro 1.5764 (being the Exercise Price per BS Warrant); and

(D) the number of BS Warrants being exercised pursuant to this Exercise Notice.

Name:________________________________________

By:________________________8

Name:_____________________

Title:_______________________

Dated:_____________________

[8]	Please insert the following handwritten note above the signature ”Valid for the subscription of [●] ([●]) Subscribed Second Pre-Funded Warrants”.

Appendix B

Form of acknowledgement by the Registrar

To: [Holder]

Attention: [•]

Copy to: Company

Attention: Chief Financial Officer [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

The Registrar hereby acknowledges this Exercise Notice attached hereto.

Date: ____________________________________

By: _______________________________________

Name: ____________________________________

Title: ______________________________________

Appendix C

Terms and Conditions of the Second Pre-Funded Warrants

[Filed as Exhibit D hereto]

[EXHIBIT D

TERMS AND CONDITIONS OF THE SECOND PRE-FUNDED WARRANTS]

NEITHER THE SECOND PRE-FUNDED WARRANTS NOR THE SECOND PFW SHARES INTO WHICH THESE WARRANTS ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, UNTIL THE SECOND PRE-FUNDED WARRANTS AND THE SECOND PFW SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS OF THE SECOND PRE-FUNDED WARRANTS

THESE TERMS AND CONDITIONS OF THE SECOND PRE-FUNDED WARRANTS DO NOT CONSTITUTE A CERTIFICATE REPRESENTING THE SECOND PRE-FUNDED WARRANTS. IN ACCORDANCE WITH FRENCH LAW, THE SECOND PRE-FUNDED WARRANTS ARE FULLY DEMATERIALIZED.

DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros 10,285,886.80 and having its registered office at 107 avenue de la République, 92320 Châtillon (the “Company”), hereby issues by decisions of the Board of Directors and, upon subdelegation, of the Chief Executive Officer (Directeur Général) acting pursuant to the power delegated to it by the Company’s shareholders at the general meeting held on May 16, 2024, in its 24th resolution, to the Investors named in the Subscription Agreements (as defined herein) and in accordance with the terms thereof, on the Issue Date, an aggregate of 34,090,004 ABSAs (as defined herein) and an aggregate of 71,005,656 units (the “PFW-BS-PFWs”), each PFW-BS-PFW consisting of (i) one bon de souscription d’actions préfinancé (a “First Pre-Funded Warrant”) to subscribe initially for one (1) Share (as defined herein) per First Pre-Funded Warrant and (ii) one warrant (a “BS Warrant”) to subscribe for one (1) bon de souscription d’actions préfinancé (a “Second Pre-Funded Warrant”) allowing to subscribe a number of Shares (each a “Second PFW Share”) per Second Pre-Funded Warrant as determined pursuant to the Exercise Ratio (as defined herein) at such exercise price and otherwise on such terms and conditions as are set out herein (the “Terms and Conditions of the Second Pre-Funded Warrants” or the “Conditions”). The Second Pre-Funded Warrants shall not be admitted to trading on any stock exchange or trading market. The Second Pre-Funded Warrants shall be admitted to the operations of Euroclear France SA. Each one (1) Second Pre-Funded Warrant is exercisable for a number of Second PFW Shares as determined pursuant to the Exercise Ratio at such exercise price as was pre-funded to the Company on or prior to the Issue Date (except for a portion of the exercise price of Euro 0.0175 per Second Pre-Funded Warrant (the “Exercise Price”) payable upon exercise thereof).

1.	INTERPRETATION

For the purposes of these Conditions, unless the context otherwise requires, the following words shall have the meaning set out opposite them:

“ABSAs”	has the meaning ascribed to this term in the Subscription Agreement;

“Admission”	means admission to trading on the Trading Market, and the terms “Admit” and “Admitted” shall be construed accordingly;

“ADS”	means American Depositary Shares, each ADS representing the right to receive five (5) Shares;

“Affiliate”	means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act or, in respect of any control governed by French law, under Article L. 233-3 of the French Commercial Code;

“Aggregate Exercise Price”	has the meaning given in Condition 2(c);

“Attribution Parties”	means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of Shares would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act; or, with respect to the French FDI Regime, as defined therein. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation (as defined in Condition 2(f));

“Business Day”	means a weekday, other than a Saturday, Sunday, U.S. federal holiday or a day on which banks in Paris, France or The City of New York are authorized or required by law to be closed to the public;

“Calculation Agent”	has the meaning given in Condition 8;

“Company”	has the meaning given in the introduction;

“Euroclear France”	has the meaning given in Condition 6;

“Euronext Paris”	means the regulated market of Euronext Paris S.A. (or any successor thereto) in Paris;

“Exchange Act”	means the Securities Exchange Act of 1934, as amended;

“Exercise Date”	means, in relation to any exercise of these Second Pre-Funded Warrants, the date on which the Aggregate Exercise Price for the Second Pre-Funded Warrants is received by the Registrar, together with a copy of a duly completed Exercise Notice in accordance with Conditions 2(c) and 2(d);

“Exercise Notice”	has the meaning given in Condition 2(c);

“Exercise Period”	has the meaning given in Condition 2(a);

“Exercise Price”	has the meaning given in the introduction;

“Exercise Ratio”	means the Initial PFW Exercise Ratio (as defined in the terms and conditions of the BS Warrants) in effect on the Issue Date as adjusted from time to time pursuant to Condition 5 (or, as the case may be, Condition 10);

“Exercised Shares”	has the meaning given in Appendix A;

“Exercised Shares Delivery Date”	has the meaning given in Condition 2(e);

“First Pre-Funded Warrants”	has the meaning given in the introduction;

“French Commercial Code”	means the French Code de Commerce;

“French FDI Regime”	has the meaning given in Condition 2(f);

“French Monetary and Financial Code”	means the French Code monétaire et financier;

“Group”	means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder;

“Holder”	means any Person who has title to these Second Pre-Funded Warrants;

“Investor”	means the investor(s) purchasing Second Pre-Funded Warrants pursuant to the Subscription Agreements;

“Issue Date”	means the date of issue of these Second Pre-Funded Warrants;

“Person(s)”	means an individual or a corporation, a general or limited partnership, a trust, an incorporated or unincorporated association, a joint venture, a limited liability company, a limited liability partnership, a joint stock company, a government (or any agency or political subdivision thereof) or any other entity of any kind;

“PFW-BS-PFWs”	has the meaning given in the introduction;

“Record Date”	means, in respect of any transaction giving rise to an adjustment of the Exercise Ratio pursuant this Condition 5(a) or Condition 10, (i) the date on which the ownership of the Shares is established so as to determine which holder of Shares are the beneficiaries of a given transaction or may take part in a transaction and, in particular, to which holder of Shares, a dividend, a distribution or an allocation, announced or voted as of this date or announced or voted prior to this date, should be paid, delivered, or completed; or (ii) (if such a date cannot be determined as provided in (i) above in the case of a transaction pursuant to paragraph 9 of Condition 5(a)) such date as is determined in good faith to be appropriate by an Independent Expert.

“Registrar”	means the registrar of the Second Pre-Funded Warrants on behalf of the Company from time to time as specified in writing by the Company to the Holders of the Second Pre-Funded Warrants and, as of the Issue Date, currently Société Générale Securities Services;

“Second PFW Shares”	has the meaning given in the introduction;

“Second Pre-Funded Warrants”	has the meaning given in the introduction;

“Securities Act”	means the Securities Act of 1933, as amended;

“Shares”	means the ordinary shares with a nominal value of (as at the Issue Date) Euro 0.10 each in the share capital of the Company;

“Share Equivalents”	means any securities of the Company or the subsidiaries which would entitle the holder thereof to acquire at any time Shares or ADSs, including, without limitation, any debt, preferred share, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares or ADSs;

“Subscription Agreement”	means each of the securities purchase agreements dated March 27, 2025 by and between the Company and each of the Investors thereto pursuant to which the ABSAs and the PFW-BS-PFWs are issued by the Company and purchased by the Investors;

“Terms and Conditions of the Second Pre-Funded Warrants”	has the meaning given in the introduction;

“Trading Day”	means any day (other than a Saturday or Sunday) on which the Shares are traded on the Trading Market in respect thereof, other than a day on which such trading ceases prior to the usual closing time, whether such cessation is scheduled (as it is often the case regarding trading on Euronext Paris on 24 and 31 December) or unscheduled;

“Trading Market”	means (i) Euronext Paris, or (ii) if the Shares (or, as applicable, any other securities referred to in Condition 5(a)) are no longer admitted to trading on Euronext Paris at the relevant time, the principal stock exchange or market on which the Shares (or, as applicable, such other securities) are admitted to trading at such time;

“Transaction” “VWAP”

has the meaning given in Condition 5(a); and

means, in respect of the Share or other security, on any Trading Day, the volume-weighted average price of such Share or other security on such day on the Trading Market as published by or derived from Bloomberg page HP (or any successor page) (setting “PR094 VWAP (Vol Weighted Average Price)”, or any successor setting) in respect of such Share or other security for such Trading Market (such page being as at the Issue Date of the Second Pre-Funded Warrants, in the case of the Share, DBV FP Equity HP), provided that in the case of a VWAP to be observed over a period comprising several Trading Days, such VWAP shall be equal to the volume-weighted average of the relevant daily VWAPs (the daily volumes to be used for the purpose of determining such weighted average being the volumes as published on such Bloomberg page HP (or any successor page), setting “VWAP Volume” (or any successor setting)), as determined by the Calculation Agent.

Condition headings are included for the convenience of the parties only and do not affect the interpretation of the Second Pre-Funded Warrants.

2.	Exercise

(a)	Exercise Period

Subject to the conditions and limitations specifically provided herein, the Second Pre-Funded Warrants may be exercised by their Holder, in whole or (subject always to exercising a whole number of Second Pre-Funded Warrants) in part, in one or more instances, for cash, at any time and from time to time on any Business Day during the period commencing on (and including) the Issue Date to (and including) April 7, 2035 (as may be extended pursuant to Condition 9, the “Exercise Period”).

Any Second Pre-Funded Warrant which has not been exercised on or prior to the last day of the Exercise Period shall become null and void and the rights of the Holder to exercise such Second Pre-Funded Warrant shall lapse.

(b)	Exercise Price

The exercise price of each Second Pre-Funded Warrant, except for a portion of the exercise price per Second Pre-Funded Warrant payable upon exercise thereof and equal to the Exercise Price (being Euro 0.0175), was pre-funded to the Company on or prior to the Issue Date and, consequently, no additional consideration (other than the Exercise Price) shall be required to be paid by the Holder to any Person to effect any exercise of the Second Pre-Funded Warrants. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-funded exercise price under any circumstance or for any reason whatsoever. The remaining unpaid exercise price per Second Pre-Funded Warrant shall be, in respect of any exercise of a Second Pre-Funded Warrant, the Exercise Price (being Euro 0.0175).

Subject to Condition 4, each Second Pre-Funded Warrant is exercisable into a number of Second PFW Shares equal to the Exercise Ratio in effect on the relevant Exercise Date.

(c)	Terms of exercise

In order to exercise the Second Pre-Funded Warrants, the Holder through its intermediary shall at any time during the Exercise Period (i) send by email to the Registrar [***], a notice, with a copy to the Calculation Agent, to the attention of the Calculation Agency Team [***], and the Company, to the attention of the [***] or such other Company representatives as identified by the Company, in the form of the exercise notice (bulletin de souscription) set forth in Appendix A (each an “Exercise Notice”), of the Holder’s election to exercise the Second Pre-Funded Warrants, which Exercise Notice shall specify the number of Second Pre-Funded Warrants to be exercised (for the number of Second PFW Shares as determined by the Calculation Agent pursuant to Condition 4), and (ii) within two (2) Business Days of the sending of the Exercise Notice, make payment to the Registrar for the account of the Company of an amount equal to the product (rounded up to the nearest whole multiple of €0.01) of (i) the Exercise Price (being Euro 0.0175) and (ii) the number of Second Pre-Funded Warrants being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds in Euros as set forth in Condition 2(e) below. If the Exercise Notice or, as the case may be, the Aggregate Exercise Price is received by the Registrar on a day which is not a Business Day or after 5.00 p.m., Paris time on any Business Day, such Exercise Notice or, as the case may be, the Aggregate Exercise Price shall be deemed to have been received by the Registrar on the immediately following Business Day. For the avoidance of doubt the Holder may exercise some or all of its Second Pre-Funded Warrants in one or several times within the Exercise Period, it being specified that each Second Pre-Funded Warrant shall be exercised only once. No ink-original Exercise Notice shall be required, nor shall any type of guarantee or notarization of any Exercise Notice be required. The Aggregate Exercise Price shall be received no later than two (2) Business Days of the sending of the Exercise Notice.

(d)	Confirmation of Exercise

Upon receipt by the Registrar of an Exercise Notice and the corresponding Aggregate Exercise Price in accordance with Condition 2(c), the Registrar shall as soon as practicable, but in no event later than 5:00 p.m. Paris time, on the second Business Day immediately following the Exercise Date, send, by facsimile transmission or by email, with a copy to the Company and the Calculation Agent, a confirmation of receipt of such Aggregate Exercise Price (if applicable) and Exercise Notice in the form of the notice at Appendix B to the Holder through its intermediary.

(e)	Issue of Second PFW Shares Upon Exercise

In the event of any exercise of the rights represented by the Second Pre-Funded Warrants in accordance with Condition 2(c), the Company shall allot and issue to the Holder the Second PFW Shares to which the Holder thereby becomes entitled on or with effect from the Exercise Date. In such event the Company shall cause the Registrar to, on or before the fourth Business Day following the Exercise Date (the “Exercised Shares Delivery Date”), credit such aggregate number of Second PFW Shares to which the Holder shall be entitled to and as notified in the Exercise Notice (i) to the Holder’s securities account opened in the name of the Holder with the Registrar or (ii) to the Holder’s securities account opened in the name of the Holder with any other financial intermediary and indicated in the Exercise Notice. Notwithstanding the foregoing, with respect to any Exercise Notice delivered on or prior to 4:00 p.m. (New York City time) two Business Days prior to the Issue Date, the Company agrees to deliver the Second PFW Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Issue Date and the Issue Date shall be the Exercised Shares Delivery Date for purposes hereunder, provided that, if applicable, payment of the Aggregate Exercise Price is received by such Exercised Shares Delivery Date.

The Company’s obligation to issue Second PFW Shares upon exercise of the Second Pre-Funded Warrants shall not be subject to (i) any set-off or defense or (ii) any claims against any holder of Second Pre-Funded Warrants however arising.

(f)	Holder’s Exercise Limitations

The Holder shall not have the right to exercise any portion of the Second Pre-Funded Warrants, pursuant to Condition 2 or otherwise, to the extent that immediately prior to or after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Company or the Holder has determined that the Holder (together with its Attribution Parties), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), and the Company shall ensure that the Registrar shall only effectuate the exercise of any portion of the Second Pre-Funded Warrants if both the Company and the Holder have signed the relevant exercise notice. For purposes of the foregoing sentence, the number of Shares beneficially owned by the Holder and its Attribution Parties shall include the number of Shares held by the Holder and its Attribution Parties plus the number of Second PFW Shares issued upon exercise of the Second Pre-Funded Warrants with respect to which such determination is being made, but shall exclude the number of Shares which would be issuable upon (i) exercise of the remaining, unexercised portion of Second Pre-Funded Warrants beneficially owned by the Holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Share Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein that are beneficially owned by the Holder or any of its Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Condition 2(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder or, with respect to the French FDI Regime, in accordance therewith, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act or the French FDI Regime and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Condition 2(f) applies, the determination of whether the Second Pre-Funded Warrants are exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of the Second Pre-Funded Warrants is exercisable shall be in the joint determination of the Holder and the Company in reliance on the information regarding beneficial ownership of the Holder and the Attribution Parties provided by the Holder, and the submission of an Exercise Notice shall be deemed to be the joint determination of whether the Second Pre-Funded Warrants are exercisable (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of the Second Pre-Funded Warrants is exercisable, in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined by the Holder in accordance with Section 13(d) of the Exchange Act. For purposes of this Condition 2(f), in determining the number of outstanding Shares the Holder may acquire upon exercise of the Second Pre-Funded Warrants without exceeding the Beneficial Ownership Limitation, the Holder may rely on the number of outstanding Shares as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the U.S. Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company setting forth the number of Shares outstanding. The Company shall provide reasonable assistance to the Holder to determine the number of Shares outstanding and, upon written request of the Holder, the Company shall within two (2) Business Days confirm in writing or by electronic mail to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Second Pre-Funded Warrants, by the Holder or its Attribution Parties since the date as of which such number of outstanding Shares was reported. In the event that the exercise of the Pre-Funded Warrants would result in the issuance of Warrant Shares to the Holder in an amount that would result in the Holder or the Attribution Parties beneficially owning in excess of the Beneficial Ownership Limitation, the Company shall, if it is aware of the exercise request in violation prior to settlement, work with the Registrar to the extent reasonably practicable to cancel the exercise so that it is deemed null and void ab initio to the extent that the exercise would result in the issuance of Warrant Shares in excess of the Beneficial Ownership Limitation (such Shares in excess of the Beneficial Ownership Limitation, the “Excess Shares”), and the Holder shall not vote or transfer any Excess Shares. The “Beneficial Ownership Limitation” shall be 9.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares issuable upon exercise of the Second Pre-Funded Warrants. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Condition 2(f), provided that (a) to the extent required by law, in the cases of Beneficial Ownership Limitation increased above 9.99%, the Holder has obtained from the French Ministry of Economy through an authorization request or prior notification, in accordance with Articles L. 151-3 and seq., R. 151-4 and seq. of the French Monetary and Financial Code, Decree no. 2020-892 of July 22, 2020, as amended by Decree no. 2022-1622 of December 23, 2022 and Decree no. 2023-1293 of December 28, 2023, as amended from time to time (the “French FDI Regime”), either (i) a written response from the French Ministry of Economy confirming that the exercise of the Second Pre-Funded Warrant and, therefore, the acquisition of Second PFW Shares that would cause the Holder to beneficially own Shares (including Second PFW Shares) in excess of 9.99% of the voting rights of the Company (the “10% Crossing Event”) is not subject to the prior authorization procedure referred to in Articles R. 151-5 and seq. of the French Monetary and Financial Code or (ii) in accordance with Articles R. 151-6 and seq. of the French Monetary and Financial Code or Article 2 of Decree no. 2020-892 of July 22, 2020, the authorization (express or tacit) to proceed with the 10% Crossing Event and (b) the Beneficial Ownership Limitation in no event exceeds (i) with respect to the limitations under Section 13(d) of the Exchange Act, 19.99% of the number of Shares (the “19.99% Cap”) and (ii) with respect to the French FDI Regime, 24.99% of the voting rights (the “24.99% Cap”), in each case, outstanding immediately after giving effect to the issuance of Second PFW Shares upon exercise of the Second Pre-Funded Warrants held by the Holder and the provisions of this Condition 2(f) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty first (61st) day after such notice is delivered to the Company.

Notwithstanding the foregoing, at any time as from the date of announcement of any cash tender offer, exchange offer or any combination thereof (including any offre publique d’achat, offre publique d’échange, offre alternative, offre mixte) regarding the Company or in case of a reduction of capital non motivated by losses, any Holder may increase, waive or amend the Beneficial Ownership Limitation effective two (2) Business Days upon written notice to the Company provided, however, that the Beneficial Ownership Limitation may not be increased pursuant to this sentence to an amount in excess of the 19.99% Cap or the 24.99% Cap. Any decrease in the Beneficial Ownership Limitation will not be effective until two (2) Business Days after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Condition 2(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the Second Pre-Funded Warrants. The Company agrees to promptly execute the Notice of Exercise upon receipt unless it reasonably believes that the Holder’s exercise would violate Condition 2(f).

The Calculation Agent shall not be responsible for performing any calculation or other determination provided for in this Condition 2(f).

(g)	Fundamental Transactions

If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the shareholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of share capital tender shares representing more than 50% of the voting power of the share capital of the Company and the Company or such other Person, as applicable, accepts such tender for payment or (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, spin-off) with another Person whereby such other Person acquires more than the 50% of the voting power of the share capital of the Company (except for any such transaction in which the shareholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) (in any such case, a “Fundamental Transaction”), then, notwithstanding Condition 2(f) or the 19.99% Cap or the 24.99% Cap, following such Fundamental Transaction and to the extent such Fundamental Transaction does not already trigger the application of the adjustment provisions contained in Condition 5(a) or Condition 10 or benefits from, or is subject to, a mandatory provision of French law, the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”).

3.	Second PFW Shares

(a)	Form of Second PFW Shares

The Second PFW Shares will be, at the option of the Holder, (i) held in registered form (au nominatif) (including administered registered form (nominatif administré)) in the securities account opened in the name of the Holder in the books of the Registrar (and, if held in administered registered form, of the Holder’s financial intermediary), or (ii) in bearer form (au porteur), in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

(b)	Dividend Due Date and Rights Attached to the Second PFW Shares

Upon issue, Second PFW Shares allotted pursuant to an Exercise Notice will grant the same rights, including, as from their date of issuance, the right to any dividend or any other distribution decided or to be paid, as are granted to holders of the Shares, and will be entirely assimilated to the Shares.

Second PFW Shares shall be subject to all the Company’s by-laws’ provisions and to the decisions of the shareholders’ meetings.

Once issued, application will be made, on date of issuance, by the Registrar on behalf of the Company for the Second PFW Shares to be admitted to trading on the Trading Market, on the same quotation line as the Shares.

(c)	Transfer of Second PFW Shares

Subject to compliance with any applicable securities laws, Second PFW Shares will, upon issuance, be freely negotiable and transferable as from the date of their entry in a securities account.

In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, Shares are transferred from account to account and transfer of ownership of the Second PFW Shares will result from the moment they are registered in the name of the transferee or by book entry, as applicable.

Application will be made for all the Second PFW Shares upon exercise of the Second Pre-Funded Warrants to be admitted to Euroclear France.

4.	Fractional Interests

Any adjustment will be made so that it equalizes, up to the next 1/100th of a Share, the value of Second PFW Shares that would have been obtained if Second Pre-Funded Warrants had been exercised immediately before the implementation of one of the Transactions mentioned in Condition 5(a) and the value of the Second PFW Shares that would have been obtained in the event of exercising the Second Pre-Funded Warrants immediately after the implementation of that Transaction.

In case of adjustments made in accordance with paragraphs 1 to 9 mentioned in Condition 5(a) (or, as the case may be, Condition 10), the new Exercise Ratio will be determined with two decimals rounded to the next 1/100th (0.005 rounded up to the next 1/100th, i.e. 0.01). Possible subsequent adjustments will be effected based on the preceding Exercise Ratio as so calculated and rounded.

The Second PFW Shares, however, may only be delivered in a whole number of Shares.

No fractional Shares shall be issuable upon the exercise of a Second Pre-Funded Warrant, provided that the number of Second PFW Shares to be delivered in respect of any exercise of one or more Second Pre-Funded Warrants pursuant to any one Exercise Notice shall be determined by the Calculation Agent, and notified to the Company and the Registrar, no later than 5:00 p.m. Paris time, on the Business Day immediately following the Exercise Date in respect of such exercise, as the product (rounded down to the nearest whole multiple of one Share) of (i) the Exchange Ratio in effect on the Exercise Date in respect of such exercise and (ii) the number of Second Pre-Funded Warrants so exercised pursuant to such Exercise Notice, and the Holder will receive from the Company a cash payment equal to the product (rounded down to the nearest whole multiple of €0.01) of (x) the fractional share (if any) so rounded down and (y) the closing price of a Share on the Trading Market on the last Trading Day preceding such Exercise Date.

5.	Adjustments of the Exercise Ratio

(a)	Adjustments to the Exercise Ratio

Second Pre-Funded Warrants issued by the Company are securities giving access to the share capital of the Company within the meaning of Articles L. 228-91 et seq. of the French Commercial Code.

The Exercise Ratio will be subject to adjustment from time to time according to mandatory legal requirements imposed by the French Commercial Code and in particular by Articles L. 228-98 to L. 228-101 (with the exception of the provisions of Articles L. 228-99, 1°) and L. 228-99, 2°)) and Articles R. 228-90 to R. 228-92 of this Code.

In accordance with the provisions of Article R. 228-92 of the French Commercial Code, if the Company decides to issue new Shares or securities giving access to the capital with preferential subscription rights limited to its shareholders, to distribute reserves (in cash or in kind) and share premiums or to change the allocation of its profits by creating preferred Shares, or to otherwise carry out any of the Transactions listed below, it will inform (as long as the current regulation so requires) the Holders via an announcement in the Bulletin des Annonces Légales Obligatoires.

If the Company is absorbed by a company or merges or consolidates with (fusions) one or several other companies to participate in the incorporation of a new entity, or proceed with a split (scission), the Holders shall exercise their rights in the entity(ies) that is/are the beneficiary(ies) of the contributions in accordance with the provisions of Article L. 228-101 of the French Commercial Code.

So long as any Second Pre-Funded Warrants are outstanding and upon the completion of any of the following transactions (each, a “Transaction”):

•	financial transactions (issuance of Shares or any other securities of any nature) with listed preferential subscription rights or by free allocation of listed subscription warrants;

•	free allocation of Shares to shareholders, regrouping or splitting Shares;

•	incorporation of reserves, profits or premiums into equity, by increasing the nominal value of the Shares;

•	distribution of reserves and of any Share premium, in cash or in kind;

•	free allocation, to the shareholders of the Company of any securities of the Company (except Shares);

•	merger by acquisition (fusion par absorption), merger (fusion par création d’une nouvelle société), spin-off, or division (scission) of the Company;

•	buyback of its own Shares at a price higher than the Trading Market price;

•	amortization of the share capital; and

•	change in the allocation of profits and/or creation of preferred Shares;

in each case the Record Date of which falls on or after the Issue Date (save in the case of any exercised Second Pre-Funded Warrant if the date of issuance of the Second PFW Shares in respect of such exercise falls on or before such Record Date), the maintenance of the rights of the Holders will be ensured by proceeding to an adjustment of the Exercise Ratio (or as otherwise prescribed) in accordance with the conditions below.

Adjustments to the Exchange Ratio carried out in accordance with the conditions below (or Condition 10) will become effective on the date on which the Transaction triggering such adjustment is completed.

10. (a)

For financial transactions (issuance of Shares or any other securities of any nature) with listed preferential right to subscription, the new Exercise Ratio will be determined by the Calculation Agent and will equal the product of the Exercise Ratio applicable before the start of the Transaction at issue and the following ratio:

Value of a Share after detachment of the preferential subscription right

+Value of the preferential subscription right

Value of a Share after detachment of the preferential subscription right

To calculate this ratio, (i) the value of a Share after detachment of the preferential subscription right will be equal to the average of the opening prices (if any) of the Share on the Trading Market for the Shares on all Trading Days included in the subscription period and (ii) the value of the preferential subscription right will be equal to the average of the opening prices (if any) of the preferential subscription right on the Trading Market for the preferential subscription right on all Trading Days included in the subscription period.

(b)

For financial transactions carried out through the free allocation of listed subscription warrants to shareholders with a correlative ability to sell the securities resulting from subscription warrants not exercised by the holders during the period of subscription which has opened to them, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the Transaction contemplated and of the following ratio:

Value of a Share after detachment of the subscription warrant

+Value of the subscription warrant

Value of a Share after detachment of the subscription warrant

•

the value of a Share after detachment of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the Shares on the Trading Market on each Trading Day included in the subscription period, and, if there is a rump placement, (ii) either (a) the sale price of the Shares sold in the rump placement (and applying the volume of Shares sold in the offering to the sale price), if such securities are fungible with the Shares, or (b) the trading prices (if any) of the Shares on the Trading Market on the day the sale price for the securities sold in the rump placement is fixed, if such securities are not fungible with the Shares;

•

the value of the subscription warrant will be equal to the volume-weighted average of (i) the trading prices (if any) of the subscription warrants on the Trading Market on each Trading Day included in the subscription period, and (ii) the implicit value of the subscription warrants (applying to this amount the corresponding number of warrants exercised in respect of the securities sold in the offering), being equal to either (a) the difference, if positive, adjusted by the warrant exercise ratio, between the sale price of the securities sold in the rump placement and the subscription price of the securities upon the exercise of the subscription warrants, or (b) if such difference as aforesaid is not positive, zero (0).

11.

In case of a free allocation of Shares to shareholders, and also in case of regrouping or splitting of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Number of Shares forming the share capital after the Transaction

Number of Shares forming the share capital before the Transaction

12.

In case of a capital increase by incorporation of reserves, profits or premiums carried out by increasing the nominal value of the Shares, the nominal value of the Second PFW Shares the Holders could obtain by exercising their Second Pre-Funded Warrants will be determined by the Calculation Agent and will be increased in due proportion.

13.

In case of a distribution of reserves and of any share premiums, either in cash or in kind (securities in portfolio...), the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Value of a Share before distribution

Value of a Share before distribution

•	Amount per Share of the distribution or value of securities or assets distributed per Share.

For the calculation of this ratio:

•

the value of a Share before the distribution will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution;

•	if distribution is made in kind:

•

in case of delivery of securities already listed on a Trading Market, the value of the securities will be equal to the VWAP of the securities over the period comprising the last three Trading Days preceding the first Trading Day on which the Shares are traded ex-distribution and on which such securities are traded on the Trading Market in respect thereof,

•

in case of delivery of securities not yet listed on a Trading Market, the value of securities remitted will be equal, if they are to be listed on a Trading Market during the ten Trading Days’ period starting from (and including) the Trading Day on which the Shares are first traded ex-distribution, to the VWAP of such securities over the period comprising the three first Trading Days included in such ten Trading Days’ period and on which such securities are traded on the Trading Market in respect thereof, and

•

in all other cases (delivery of securities not listed on a Trading Market or listed on fewer than three Trading Days within the ten Trading Days’ period mentioned above or distribution of assets or the value of the securities or the assets not being capable of being determined in accordance with the foregoing), the value of the securities or the assets delivered per Share shall be determined by an independent expert of international reputation appointed by the Company, which may include the Calculation Agent acting for this purpose in such capacity (as may be agreed at the relevant time between the Company and the Calculation Agent), appointed from time to time by the Company at its own expense (the “Independent Expert”).

14.

In case of a free allocation to shareholders of securities, other than Shares and subject to paragraph 1(b) above, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to:

(c)

if the rights to the free allocation of securities are listed on a Trading Market, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation + value of the right to free allocation

Share price ex-right to free allocation

For the calculation of this ratio:

•

the value of the Share price ex-right of free allocation will be equal to the VWAP of the Shares over the period comprising the first ten Trading Days starting on the Trading Day on which the Shares are first traded ex-right of free allocation;

•	the value of the right to free allocation will be equal to the VWAP of the right to free allocation over the ten Trading Days’ period referred to above.

If the right to free allocation is not traded on the Trading Market in respect thereof on each of the ten Trading Days referred to above, its value will be determined by an Independent Expert instead.

(d)

if the right to free allocation of securities are not listed on a Trading Market or the value of the right to free allocation cannot be determined as provided in (a) above, the product of the Exercise Ratio applicable before the start of the Transaction contemplated and of the following ratio:

Share price ex-right to free allocation

+ Value of that/those security(ies) allocated per Share

Share price ex-right to free allocation

For the calculation of this ratio:

•	the Share price ex-right to allocation will be determined as in paragraph (a) above;

•

if these securities are listed or are to be listed on a Trading Market within ten Trading Days starting from the Trading Day on which the Shares are first traded ex-distribution, the value of the securities allocated per Share will be equal to the VWAP of these securities listed on such Trading Market over the period comprising the three first Trading Days included in this ten Trading Days’ period and on which such securities are traded on such Trading Market. If the allocated securities are not so traded on such Trading Market on at least three Trading Days during such Trading Days’ period, the value of these securities will be determined by an Independent Expert.

15.

In case of an absorption of the Company by another company (fusion par absorption) or a merger with one or more companies resulting in the incorporation of a new company(fusion par création d’une nouvelle société), a spin-off or division (scission) of the Company, the exercise of the Second Pre-Funded Warrants will allow allocation of shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off.

The new Exercise Ratio will be determined by the Calculation Agent (if the Calculation Agent determines in its sole discretion it is capable of making such adjustment) or (otherwise) by an Independent Expert by multiplying the Exercise Ratio applicable before the start of the contemplated Transaction by the exchange ratio of the Shares against the shares of the absorbing company or the new company(ies) or the company(ies) resulting from any division or spin-off. These companies will be fully subrogated to the Company’s rights and obligations towards the Holders.

16.

In case of a buyback of the Company of its own Shares at a price higher than the stock exchange price, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio applicable before the buyback and the following ratio:

Share price x (1-Pc%)

Share price – Pc% x Buyback price

For the calculation of this ratio:

•	Share price means the VWAP of the Shares over the period comprising the three last Trading Days preceding the buyback (or the ability of buyback):

•	Pc% means the percentage of total share capital repurchased; and

•	Buyback price means the effective buyback price.

17.

In case of amortization of the share capital of the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio on the date before the start of the contemplated Transaction and of the following ratio:

Value of a Share before amortization

Value of a Share before amortization—amount of the amortization per Share

For the calculation of the ratio, the Share value before amortization will be equal to the VWAP of the Shares over the period comprising the last three Trading Days preceding the Trading Day on which the Shares are first traded ex- amortization.

18. (a)

In case of a change in the allocation of profits and/or creation of new preferred shares resulting in such modification by the Company, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio before the start of the contemplated Transaction and the following ratio:

Share price before modification

Share price before modification - reduction per Share of the right to profits.

For the calculation of this ratio:

•	the Share price before modification means the VWAP of the Shares over the period comprising the last three Trading Days preceding the date of modification;

•	the reduction by Share on the right to profits will be determined by an Independent Expert and will be submitted to the approval of the Holders’ General Meeting (as defined in Condition 7).

If however these preferred Shares are issued with shareholders’ preferential subscription rights or by free distribution of Second Pre-Funded Warrants to subscribe to such preferred shares, the new Exercise Ratio will be adjusted in accordance to paragraphs 1 or 5 above, as applicable.

(b)	in case of creation of preferred shares without a modification in the distribution of profits, the adjustment of the Exercise Ratio that would be necessary will be determined by an Independent Expert.

If the Company were to carry out transactions where an adjustment had not been completed under paragraphs 1 to 9 above, and a later law or regulations require an adjustment, the Company shall undertake such adjustment in accordance with the law or regulations then applicable and the market practice observed in France.

(b)	Retroactive Adjustments

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares required to be delivered pursuant to any exercise of Second Pre-Funded Warrants (and whether such Record Date falls prior to, on or after the Exercise Date), the holder of such Second Pre-Funded Warrants will have no right to participate in, and will have no right to indemnification in respect of, such transaction subject to their right to an adjustment of the Exercise Ratio until the delivery date of the Shares (exclusive).

If the Record Date for a transaction giving rise to an adjustment of the Exercise Ratio pursuant to Condition 5(a) or Condition 10 occurs prior to the date of issuance of the Shares (other than Additional Shares) required to be delivered pursuant to any exercise of Second Pre-funded Warrants (and whether such Record Date falls prior to, on or after the Exercise Date) in circumstances where the Exercise Ratio in effect as of the relevant Exercise Date does not reflect the relevant adjustment in respect of such transaction, the Company will deliver to the relevant holder of such Second Pre-Funded Warrants such number (as determined by the Calculation Agent) of additional Shares (the “Additional Shares”), as, together with the number of Shares required to be delivered based on the Exercise Ratio in effect on the Exercise Date (including for this purpose any fraction of a Share not delivered pursuant to Condition 4), is equal to such number of Shares as would have been required to be delivered had the Exercise Ratio adjusted in respect of such transaction been in effect on such Exercise Date.

The relevant holder of such Second Pre-Funded Warrants will receive delivery of the Additional Shares (i) on or prior to the Exercised Shares Delivery Date or (ii) if the number of Additional Shares could not be determined by the Calculation Agent in time for such delivery to be made on or prior to the Exercised Shares Delivery Date, as soon as practicable after such determination is made.

(c)	Notification of Adjustments

In the event of an adjustment, the new exercise conditions will be brought to the prompt attention of the Holders pursuant to Condition 13 within three (3) Business Days of the effectiveness of the adjustment.

The Company’s Board of Directors will report the calculation and results of any adjustment in the annual report following such adjustment.

6.	Form, Title and Transfer of Second Pre-Funded Warrants

The Second Pre-Funded Warrants will be held in dematerialized bearer form (au porteur) in the securities account opened in the name of the Holder in the books of the Holder’s financial intermediary.

Subject to compliance with any applicable securities laws, the Second Pre-Funded Warrants are freely negotiable.

Second Pre-Funded Warrants shall not be listed on Euronext Paris or on any other stock exchange.

Title to the Second Pre-Funded Warrants held by the Holders will be established and evidenced in accordance with Articles L.211-3 and R.211-1 of the French Monetary and Financial Code by book-entries (inscription en compte). No physical document of title (including certificats représentatifs pursuant to Article R.211-7 of the French Monetary and Financial Code) will be issued in respect of the Second Pre-Funded Warrants.

The Second Pre-Funded Warrants will, upon issue, be inscribed in the books of Euroclear France SA (“Euroclear France”), which shall credit the accounts of the intermediary institution entitled to hold, directly or indirectly, accounts on behalf of its customers with Euroclear France, and includes the depositary bank for Clearstream Banking, S.A. and Euroclear Bank SA/NV. In accordance with the provisions of Articles L. 211-15 and L. 211-17 of the French Monetary and Financial Code, title to the Second Pre-Funded Warrants shall be evidenced by entries in the books of such intermediary institutions, and transfer of the Second Pre-Funded Warrants may only be effected through registration of the transfer in their books.

7.	Representation of Holders

The Holders will be grouped automatically in a collective group with legal personality (the “Masse”) to defend their common interests.

The Masse will be governed by the provisions of the French Commercial Code (with the exception of the provisions of Article L.228-48 thereof), subject to the following provisions:

The Masse will be a separate legal entity by virtue of Article L.228-103 of the French Commercial Code, acting in part through a representative (the “Representative”) elected by the Holders’ General Meeting (as defined hereafter) and in part through a holders’ general meeting (the “Holders’ General Meeting”).

The Masse alone, to the exclusion of all individual Holders, shall exercise the common rights, actions and benefits which now or in the future may accrue with respect to the Second Pre-Funded Warrants. The Holders’ General Meeting shall be called upon to authorize any changes to the Terms and Conditions of the Second Pre-Funded Warrants and to approve any decision that has an impact on the conditions for subscription of the Second PFW Shares determined within the scope of these Terms and Conditions of the Second Pre-Funded Warrants.

In accordance with Articles L. 228-59 and R. 228-67 of the French Commercial Code, notice of date, hour, place and agenda of any Holders’ General Meeting will be given by way of a press release published by the Company which will also be posted on its website (www.dbv-technologies.com) not less than fifteen (15) calendar days prior to the date of such general meeting on first notice, and five (5) calendar days on second notice.

Each Holder has the right to participate in a Holders’ General Meeting in person, by proxy, by correspondence and, in accordance with Article L. 228-61 of the French Commercial Code by videoconference or by any other means of telecommunication allowing the identification of participating Holders, as provided mutatis mutandis by Article R. 223-30-1 of the French Commercial Code.

Decisions of the Holders’ General Meetings once approved will be published by way of a press release posted by the Company on its website (www.dbv-technologies.com).

8.	Calculation Agent, Independent Expert

The Company has appointed Conv-Ex Advisors Limited as calculation agent (the “Calculation Agent”).

The Company reserves the right at any time to modify or terminate the appointment of the Calculation Agent and/or appoint a substitute Calculation Agent or approve any change in the office through which such agent acts, provided that, so long as any Second Pre-Funded Warrant is outstanding, there will at all times be a Calculation Agent.

The Calculation Agent is acting exclusively as an agent for, and upon request from, the Company. Neither the Calculation Agent (acting in such capacity) nor any Independent Expert appointed in connection with the Second Pre-Funded Warrants (acting in such capacity), shall have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) nor any Independent Expert appointed as aforesaid (to the fullest extent permissible by law) shall be liable nor shall they incur any liability as against, the Holders, the Representative and (in the case of adjustments, calculations and determinations performed by an Independent Expert) the Calculation Agent.

The Calculation Agent may, subject to the provisions of the calculation agency agreement to be entered into between the Company and the Calculation Agent at the latest on the Issue Date, consult on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall be able to rely upon, and it shall not be liable and shall incur no liability as against the Company, the Representative or the Holders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If any doubt shall arise as to whether an adjustment is to be made to the Exercise Ratio or as to the appropriate adjustment to the Exercise Ratio, or as to any determination specified to be made by the Calculation Agent in these Terms and Conditions, and following consultation between the Company, the Calculation Agent and an Independent Expert, a written opinion of such Independent Expert in respect thereof shall be conclusive and binding on the Company, the Holders, the Registrar and the Calculation Agent, save in the case of wilful default, bad faith or manifest error.

9.	Suspension of the ability to exercise the Second Pre-Funded Warrants

In case of a capital increase, absorption, merger, spin-off or issue of new Shares or securities giving access to the share capital, or any other financial transaction involving a preferential subscription right or reserving a priority subscription period for the benefit of the Company’s shareholders, the Company will be entitled to suspend the exercise of the Second Pre-Funded Warrants for a period that may not exceed the shorter of three months or any other required period set by the applicable regulations. Notwithstanding anything contained herein, in the case of a suspension under this Condition 9 the first day of which falls during the period of 120 days prior to the day which (but for the operation of this Condition 9) would be the last day of the Exercise Period, the Exercise Period shall be automatically extended for the same duration as the period of suspension. The Company’s decision to suspend the ability to exercise the Second Pre-Funded Warrants will be published (to the extent that such publication is required under French law or any other form of communication compliant with applicable regulations) in the Bulletin des annonces légales obligatoires. This notice will be published at least seven (7) calendar days (so long as required by French law) before the suspension becomes effective and will indicate the dates on which the suspension exercise of the Second Pre-Funded Warrants will begin and end. At the same time, this information will also be the object of a notice published by the Company pursuant to Condition 13 and (if the rules of the Trading Market so require) a notice published by the Trading Market.

10.	Modification of the rules for profit distribution, capital amortization, modification of the legal form or corporate purpose of the Company - reduction of the Company’s share capital due to losses

Pursuant to the provisions of Article L. 228-98 of the French Commercial Code and to the extent not already covered by the provisions of Condition 5(a):

(i)	the Company may modify its form or corporate purpose without the approval of the Holders’ General Meeting;

(ii)

the Company may, without requesting the approval of the Holders’ General Meeting, amortize its share capital, modify the allocation of its profits or issue preferred shares, as long as there are outstanding/unexercised Second Pre-Funded Warrants, provided that it has taken the necessary measures to preserve the rights of the Holders (see Condition 5 above);

(iii)

in case of a reduction in the Company’s share capital motivated by losses and carried out by reducing the nominal amount or the number of Shares making up the share capital, the rights of the Holders will be reduced accordingly, as if they had exercised the Second Pre-Funded Warrants before the date on which the capital reduction became effective. In case of a reduction in the Company’s share capital by reducing the number of Shares, the new Exercise Ratio will be determined by the Calculation Agent and will be equal to the product of the Exercise Ratio in force before the reduction in the number of Shares and the ratio of the number of Shares outstanding to the number of shares and the following ratio:

Number of Shares forming the share capital after the transaction

Number of Shares forming the share capital before the transaction

11.	New issues and assimilation

The Company may issue other warrants fungible with (assimilable) the Second Pre-Funded Warrants. To the extent that these similar (assimilable) warrants and the Second Pre-Funded Warrants will confer identical rights in all respects and that the terms and conditions of those warrants are identical to these of the Second Pre-Funded Warrants, the Holders and the holders of those warrants will be regrouped in a single masse for the defense of their common interests.

All the Second Pre-Funded Warrants issued as a result of the exercise of BS Warrants by the holders will be fungible (assimilables) and form a single series as from their dates of issue and their holders will be grouped in a single masse for the defense of their common interests.

12.	Absence of restriction in the Company’s by-laws on the free negotiability of the Second Pre-Funded Warrants and the Second PFW Shares to be issued upon exercise

Nothing in the Company’s by-laws’ provisions restricts the free negotiability of the Second Pre-Funded Warrants and the Shares comprising the Company’s share capital.

13.	Notices

Except as otherwise provided herein, notices to Holders will be given by means of a notice posted on the Company’s website (www.dbv-technologies.com).

14.	Taxes

The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable under French laws with respect to the issue and delivery of Second PFW Shares upon exercise of the Second Pre-Funded Warrants.

15.	Successor and Assigns

These Terms and Conditions of the Second Pre-Funded Warrants shall be binding upon and inure to the benefit of the Holders and their assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company’s assets (including by way of contribution, spin-off or partial spin-off). The Company may not assign the Second Pre-Funded Warrants or any rights or obligations hereunder without the prior written consent of each Holder.

16.	Third Party Rights

These Second Pre-Funded Warrants confer no right on any person other than the Holder thereof to enforce any of these Terms and Conditions of the Second Pre-Funded Warrants or any other term of these Second Pre-Funded Warrants.

17.	Governing Law

These Terms and Conditions of the Second Pre-Funded Warrants shall be interpreted, governed by and construed in accordance with the law of France.

Any suit, action or proceeding arising out of or based upon the Second Pre-Funded Warrants or the transactions contemplated by these Terms and Conditions of the Second Pre-Funded Warrants will be submitted to the exclusive jurisdiction of the Paris court of economical activities (Tribunal des activités économiques de Paris), and, to the extent permitted by law, the Company and the Holders irrevocably waive any objection it may now or hereafter have to personal jurisdiction the laying of venue of any such suit, action or proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Appendix A

Form of Exercise Notice

To: [Registrar]

Attention: [•]

Copy to: Company

Attention: Finance Department—DBV [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

EXERCISE NOTICE

Reference is made to the Second Pre-Funded Warrants (ISIN code: FR001400YM91), issued on April 7, 2025, by DBV Technologies S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Nanterre under number 441 772 522, with a registered capital of Euros [•] and having its registered office at 107 avenue de la République, 92320 Châtillon, France (the “Company”).

Unless otherwise expressly defined herein, the terms in this Exercise Notice shall have the meaning set forth in the Terms and Conditions of the Second Pre-Funded Warrants.

The undersigned, [•], residing [•], having a full knowledge of the Company’s by-laws and the Terms and Conditions of the Second Pre-Funded Warrants, benefitting from the cancellation of the preferential subscription right, and, in accordance with and pursuant to the terms of the Second Pre-Funded Warrants, it being understood and agreed that one Second Pre-Funded Warrant is exercisable for such number of Shares as is determined by the Calculation Agent in accordance with Condition 4 based on the Exercise Ratio in effect on the Exercise Date, the undersigned hereby elects to exercise [LETTERS] ([NUMBERS]) Second Pre-Funded Warrants out of the ___________________ Second Pre-Funded Warrants held by the undersigned.

As a result of the above, the undersigned:

•	hereby subscribes to the number of Second PFW Shares calculated in accordance with the Conditions in respect of this exercise (the “Exercised Shares”),

•

pays in whole and immediately an Aggregate Exercise Price (as defined in Condition 2(b)) amounting to €[LETTERS] (€[NUMBERS])[9] by wire transfer of immediately available funds in Euros to on the account number [•] open in the name of the Company at Registrar, bank code [•], guichet code [•], RIB key [•], Swift [•], IBAN [•] of the corresponding amount;

Pursuant to Condition 2(e), on the Exercised Shares Delivery Date, the Exercised Shares will be credited10:

[9]	Per the definition thereof, the Aggregate Exercise Price is equal to the product (rounded up to the nearest whole multiple of €0.01) of:

(E) Euro 0.0175 (being the Exercise Price per Second Pre-Funded Warrant); and

(F) the number of Second Pre-Funded Warrants being exercised pursuant to this Exercise Notice.

[10]	Please modify according to your choice.

(iii)	to the undersigned’s securities account opened in the name of the undersigned with the Registrar, or

(iv)	to the following undersigned’s securities account [•].

Subscription Date:________________________________

Name:________________________________________

By:________________________

Name:_____________________

Title:_______________________

Dated:_____________________

The Company hereby acknowledges the above exercise notice and has, in reliance on the information regarding beneficial ownership of the Holder and the Attribution Parties provided by the Holder, determined that the exercise would not violate Condition 2(f).

By:________________________

Name:_____________________

Title:_______________________

Dated:_____________________

Appendix B

Form of acknowledgement by the Registrar

To: [Holder]

Attention: [•]

Copy to: Company

Attention: Chief Financial Officer [***]

Copy to: Calculation Agent

Attention: Calculation Agency Team [***]

The Registrar hereby acknowledges this Exercise Notice attached hereto.

Date: ____________________________________
By: _______________________________________
Name: ____________________________________
Title: ______________________________________

EXHIBIT [E]

FORM OF NOTICE

Bank account from which the Subscriber Aggregated Subscription Price will be wired:

[•]

Securities account to which the [New Shares]/[First Pre-Funded Warrants and BS Warrants] will be transferred:

[•]

EXHIBIT F

REGISTRATION RIGHTS AGREEMENT

[Registration Rights Agreement separately filed]

EXHIBIT G

SUBSCRIBER QUESTIONNAIRE

INVESTOR SUITABILITY QUESTIONNAIRE

DBV TECHNOLOGIES S.A.

This Questionnaire is being distributed to certain individuals and entities which may be offered the opportunity to purchase securities (the “Securities”) of DBV TECHNOLOGIES S.A., a Delaware corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors (including Cooley LLP), and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

FOR INDIVIDUAL INVESTORS

Accredited Investor Certification. The undersigned makes one of the following representations regarding its income or net worth and certain related matters and has checked the applicable representation:

[__]

The undersigned’s income[1] during each of the last two years exceeded $200,000 or, if the undersigned is married, the joint income of the undersigned and the undersigned’s spouse during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married, the joint income of undersigned and the undersigned’s spouse from all sources during this year will exceed $300,000.

[__]	The undersigned’s net worth,[2] including the net worth of the undersigned’s spouse, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).

[__]	The undersigned cannot make any of the representations set forth above.

FOR ENTITY INVESTORS

Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

[__]

The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

[__]

The undersigned is a bank, insurance company, investment company registered under the United States Investment Company Act of 1940, as amended (the “Companies Act”), a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.

[__]

The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

[__]

The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

[__]

The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth,[2] either individually or upon a joint basis with such individual’s spouse, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act), or has had an individual income[1] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

[__]	The undersigned cannot make any of the representations set forth above.

IN WITNESS WHEREOF, the undersigned has executed this Investor Suitability Questionnaire as of the date written below.

Name of Investor

(Signature)

Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Address

Address

Email

Date Signed

[1]

For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

[2]

For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse and any personal property owned by you or your spouse (e.g. furniture, jewelry, other valuables, etc.).